   As filed with the U.S. Securities and Exchange Commission on January 28, 1999

                                                               File No. 33-33980
                                                               File No. 811-6067

                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                      FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

     Pre-Effective Amendment No.                                             [ ]

     Post-Effective Amendment No. 23                                         [X]

                                        and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

     Amendment No. 24                                                        [X]

                          (Check appropriate box or boxes.)

                          DIMENSIONAL INVESTMENT GROUP INC.
--------------------------------------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)

          1299 Ocean Avenue, 11th Floor, Santa Monica CA               90401
          ----------------------------------------------               -----
          (Address of Principal Executive Office)                    (Zip Code)

       Registrant's Telephone Number, including Area Code        (310) 395-8005
                                                                 --------------

                    Irene R. Diamant, Vice President and Secretary
                        DFA Investment Dimensions Group Inc.,
            1299 Ocean Avenue, 11th Floor, Santa Monica, California  90401
--------------------------------------------------------------------------------
                       (Name and Address of Agent for Service)

Please send copies of all communications to:

                              Stephen W. Kline, Esquire
                        Stradley, Ronon, Stevens & Young, LLP
                            Great Valley Corporate Center
                               30 Valley Stream Parkway
                          Malvern, PA 19355, (610) 640-5801

It is proposed that this filing will become effective (check appropriate box):

     immediately upon filing pursuant to paragraph (b).
---
     on (date) pursuant to paragraph (b)
---
 X   60 days after filing pursuant to paragraph (a)(1)
---
     on (date) pursuant to paragraph (a)(1)
---
     75 days after filing pursuant to paragraph (a)(2)
---
     on (date) pursuant to paragraph (a)(2) of Rule 485.
---

If appropriate, check the following box:

     This post-effective amendment designates a new effective date for a --- previously filed post-effective amendment.

The Trustees and principal officers of The DFA Investment Trust Company also have executed this registration statement.

                         Title of Securities Being Registered

--------------------------------------------------------------------------------

                        The DFA 6-10 Institutional Portfolio
                         U.S. Large Cap Value Portfolio II
                        DFA International Value Portfolio II
                            U.S. 6-10 Value Portfolio II
                         U.S. Large Cap Value Portfolio III
                   Tax-Managed U.S. Marketwide Value Portfolio II
                       DFA International Value Portfolio III
                        DFA International Value Portfolio IV
                           Emerging Markets Portfolio II

                                      PROSPECTUS
                                    March ___, 1999
  PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.




                                      [DFA Logo]

                          DIMENSIONAL INVESTMENT GROUP INC.
          The mutual fund described in this Prospectus offers a variety of investment portfolios.  The listed Portfolio:
      -Has its own investment objective and policies, and is the equivalent of a separate mutual fund.  -Is generally only available to institutional investors, retirement plans and clients of registered investment advisors. -Does not charge a sales commission or "load". -Costs less to own than most mutual funds.  -Is designed for long-term investors.
                 -Requires a minimum initial purchase of $5 million.



                         THE DFA 6-10 INSTITUTIONAL PORTFOLIO









           THE SECURITIES AND EXCHANGE COMMISSION ("SEC") DOES NOT DECIDE
                     WHETHER ANY MUTUAL FUND, INCLUDING THIS ONE
        (AND ITS PORTFOLIO), ARE GOOD INVESTMENTS.  RATHER, THE SEC TRIES TO
        MAKE SURE, BUT CANNOT GUARANTEE, THAT MUTUAL FUNDS DISCLOSE IMPORTANT
                FACTS TO INVESTORS.  IT IS ILLEGAL TO CLAIM OTHERWISE.

                                  TABLE OF CONTENTS
RISK/RETURN SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

     More About the Portfolio. . . . . . . . . . . . . . . . . . . . . . . . 3
     Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     Investment Objective, Strategy and Risks. . . . . . . . . . . . . . . . 4
     Other Risks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     Risk and Return Bar Chart and Table . . . . . . . . . . . . . . . . . . 4

FEES AND EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

ANNUAL FUND OPERATING EXPENSES** . . . . . . . . . . . . . . . . . . . . . . 5

HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

     Management and Administrative Services. . . . . . . . . . . . . . . . . 6
     Dividend Policy . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     Purchase, Valuation and Redemption of Shares. . . . . . . . . . . . . . 6

INVESTMENT OBJECTIVE AND POLICIES. . . . . . . . . . . . . . . . . . . . . . 7

     Portfolio Structure . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     Deviation from Market Capitalization Weighting. . . . . . . . . . . . . 7
     Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . . . 8

SECURITIES LOANS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

MANAGEMENT OF THE PORTFOLIO. . . . . . . . . . . . . . . . . . . . . . . . . 9

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . 9

PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10

     In-Kind Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . .11

VALUATION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .11

     Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
     Public Offering Price . . . . . . . . . . . . . . . . . . . . . . . . .11

EXCHANGE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12

REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . .13

     Redemption Procedure. . . . . . . . . . . . . . . . . . . . . . . . . .13
     Redemption of Small Accounts. . . . . . . . . . . . . . . . . . . . . .13
     In-Kind Redemptions . . . . . . . . . . . . . . . . . . . . . . . . . .13

THE FEEDER PORTFOLIO . . . . . . . . . . . . . . . . . . . . . . . . . . . .14

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .15

SERVICE PROVIDERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16

RISK/RETURN SUMMARY



MORE ABOUT THE PORTFOLIO


THE PORTFOLIO HAS A SPECIAL STRUCTURE: The Portfolio is a "Feeder Portfolio" -- a portfolio that does not buy individual securities directly. Instead, it invests in a corresponding mutual fund, or "Master Fund", that in turn purchases stocks, and other securities.

POSSIBLE COMPLICATIONS: Designed to reduce costs, the Master-Feeder structure is relatively new and more complex. As a result, the Portfolio might encounter operational or other complications.


[LOGO] The Master Fund buys securities directly. The Portfolio invests in the Master Fund's shares. The two have the same gross investment returns.


     MANAGEMENT


EQUITY INVESTMENT APPROACH:

Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for the Master Fund. (A Feeder Portfolio does not need an investment manager.)
It is also the administrator for the Portfolio and Master Fund. The Advisor has provided institutional investors with investment management services since 1981, and manages about $28 billion [UPDATE AT MARCH FILING].

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., small company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

NO MARKET TIMING OR STOCK PICKING: In contrast to some other managers, the Advisor does not take defensive positions in anticipation of negative investment conditions, or try to pick potentially outperforming securities.

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

2.   Creating a sub-set of companies meeting investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).

4.   Purchasing stocks so the portfolio is generally market cap weighted.

MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause securities owned by the Portfolio, and consequently the Portfolio itself, to rise or fall in value.


[LOGO] MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.


[LOGO] MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all
eligible stocks.   The higher the stock's relative market cap, the greater its representation.

     INVESTMENT OBJECTIVE, STRATEGY AND RISKS


     -    INVESTMENT OBJECTIVE: Long-term capital appreciation.

     - INVESTMENT STRATEGY: Purchase shares of a Master Fund which buys stocks of small United States companies on a market capitalization weighted basis.

     SMALL COMPANY RISK: Securities of small firms are often less liquid than those of large companies. As a result, small company stocks may fluctuate relatively more in price.



OTHER RISKS


SECURITIES LENDING:

The Master Fund purchased by the Portfolio may lend its portfolio securities to generate additional income. If it does so, it will use various strategies (for example, only making fully collateralized and bank guaranteed loans) to reduce related risks.


YEAR 2000 ISSUE:

Unless modified, many computer programs will not properly process information from the year 2000 on. The Advisor has taken steps to ensure that its computers and those of Portfolio and Master Fund service providers (e.g., custodians) will operate properly. The Portfolio and Master Fund may be negatively affected if the Advisor's efforts prove inadequate, and/or year 2000 problems hurt economic conditions generally.




Risk and Return Bar Chart and Table


The Bar Chart and Table below illustrate the risk/return history of the Portfolio. Shown are changes in performance from year to year, and how annualized 1 year, 5 year and since inception returns compare with those of a broad measure of market performance. Past performance is not an indication of future results.


                  [THE BAR CHART AND TABLE WILL BE UPDATED IN MARCH]

                           DFA 6-10 INSTITUTIONAL PORTFOLIO

[BAR GRAPH]

                              1994      1995      1996      1997      1998
--------------------------------------------------------------------------------
TOTAL RETURNS (%)            -1.03     30.51     18.12     24.51     -5.26

                               JUNE 1983-DECEMBER 1998
                               -----------------------
                HIGHEST QUARTER                      LOWEST QUARTER
                ---------------                      --------------
               18.39  (7/97-9/97)                  -22.04 (7/98-9/98)

                                            PERIODS ENDING DECEMBER 31, 1998
                                            --------------------------------
                                         ONE           FIVE          SINCE 6/93
     ANNUALIZED RETURNS (%)              YEAR          YEARS          INCEPTION
     --------------------------------------------------------------------------
DFA 6-10 INSTITUTIONAL PORTFOLIO        -5.26          12.47            12.83

RUSSELL 2000 INDEX                      -2.56          11.88            12.89
--------------------------------------------------------------------------------


                                  FEES AND EXPENSES

Shareholder Fees (fees paid directly from your investment):  None *

* Shares of the Portfolio that are purchased through omnibus accounts maintained by securities firms may be subject to a service fee or commission on such purchases.



                           ANNUAL FUND OPERATING EXPENSES**
                  (expenses that are deducted from Portfolio assets)

     The expenses in the following tables are based on those incurred by the Portfolio and the Master Fund for the fiscal year ended November 30, 1998.

                         [EXPENSES WILL BE UPDATED IN MARCH]

          Management Fee                               0.03%
          Administration Fee                           0.07%
          Other Expenses                               0.30%
          Total Operating Expenses                     0.40%***



** The "Management Fee" is payable by the Master Fund, and the "Administration Fee" is payable by the Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Master Fund and the Portfolio.

*** Beginning November 30, 1993, the Advisor agreed to waive its administration fee and to reimburse expenses of the Portfolio to the extent necessary to keep the cumulative annual expenses to not more than 0.20% of the average net assets of the Portfolio on an annualized basis. [After the Advisor's fee waiver and assumption of expenses, the actual Total Operating Expenses were 0.20%.] For purposes of this waiver and assumption of expenses, the annual expenses are those expenses incurred in any period consisting of twelve consecutive months. The Advisor retains the right in its sole discretion to change or eliminate such waiver in the future. Such change will be set forth in the prospectus.

                                       EXAMPLE

     This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          [EXAMPLE WILL BE UPDATED IN MARCH]

                    1 YEAR      3 YEARS     5 YEARS    10 YEARS
                    ------      -------     -------    --------

                     $___        $___        $___        $___

     The table summarizes the aggregate estimated annual operating expenses of both the Portfolio and the Master Fund.


                                      HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES

     Dimensional Fund Advisors Inc. (the "Advisor" or "DFA") provides the Portfolio with administrative services and also serves as investment advisor to the Master Fund. (See "MANAGEMENT OF THE PORTFOLIO.")

DIVIDEND POLICY

     The Portfolio distributes substantially all of its net investment income and any net realized capital gains in December of each year. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

PURCHASE, VALUATION AND REDEMPTION OF SHARES

     The shares of the Portfolio are offered at net asset value, which is calculated as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for business. The minimum initial purchase requirement for the Portfolio's shares is $5,000,000. There is no minimum purchase requirement for subsequent purchases. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. The redemption price of a share of the Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")


                          INVESTMENT OBJECTIVE AND POLICIES


     The investment objective of the Portfolio is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in the U.S. 6-10 Small Company Series of the Trust (the "Master Fund"), which has the same investment objective and policies as the Portfolio. The Master Fund invests in securities of small U.S. companies generally having readily marketable securities. Company size will be determined for purposes of the Master Fund solely on the basis of a company's market capitalization. "Market capitalization" will be calculated by multiplying the price of a company's stock by the number of its shares of common stock. The Advisor believes that over the long term the investment performance of small companies in the U.S. is superior to that of large companies. Institutional investors which, for a variety of reasons, may choose not to make substantial, or any, direct investment in companies whose securities will be held by the Master Fund, may participate indirectly in the investment performance of these companies through ownership of the Portfolio's stock.

PORTFOLIO STRUCTURE

     Any reference in this prospectus to a "small U.S. company" means a company whose securities are traded in the U.S. securities markets and whose market capitalization is not larger than the largest of those in the smaller one half (deciles 6 through 10) of companies listed on the NYSE. The Master Fund will purchase common stocks of companies whose shares are listed on the NYSE, the American Stock Exchange (the "AMEX") and traded in the over-the-counter market ("OTC"). The Master Fund may invest in securities of foreign issuers which are traded in the U.S. securities markets, but such investments may not exceed 5% of the gross assets of the Master Fund. It is the intention of the Master Fund to acquire a portion of the common stock of each eligible NYSE, AMEX and OTC company on a market capitalization weighted basis. In the future, the Master Fund may purchase common stocks of small U.S. companies which are listed on other U.S. securities exchanges. In addition, the Master Fund is authorized to invest in private placements of interest-bearing debentures that are convertible into common stock ("privately placed convertible debentures"). Such investments are considered illiquid and the value thereof together with the value of all other illiquid investments may not exceed 15% of the value of the Master Fund's total assets at the time of purchase.

     The Master Fund is market capitalization weighted. That is, each security is generally purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by the Master Fund is keyed to that security's market capitalization compared to all securities eligible for purchase. The decision to include or exclude the shares of an issuer will be made on the basis of such issuer's relative market capitalization determined by reference to other companies located in the United States. It is management's belief that the stocks of small companies offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for inclusion in the Master Fund involves greater risk than including a large number of them. The Master Fund intends to invest at least 80% of its assets in equity securities of U.S. small companies.

DEVIATION FROM MARKET CAPITALIZATION WEIGHTING

     Even though a company's stock may meet the market capitalization criterion, it may not be purchased if (i) in the Advisor's judgment, the issuer is in extreme financial difficulty, (ii) the issuer is involved in a merger or consolidation or is the subject of an acquisition or (iii) a significant portion of the issuer's securities are closely held. Further, securities of real estate investment trusts will not be acquired (except as a part of a merger, consolidation or acquisition of assets). In addition, the Advisor may exclude the stock of a company that otherwise meets the market capitalization criterion if the Advisor determines in its best judgment that other conditions exist that make the purchase of such stock for the Master Fund inappropriate.

     Deviation from strict market capitalization weighting will also occur in the Master Fund because the Master Fund intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the Master Fund may be reduced from time to time from the level which strict adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the Master Fund's assets may be invested in interest-bearing obligations, such as money-market instruments, thereby causing further deviation from market capitalization weighting. Such investments would be made on a temporary basis pending investment in equity securities pursuant to the Master Fund's investment objective.

     The Master Fund may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, the Master Fund may acquire securities eligible for purchase or otherwise represented in its portfolio at the time of the exchange in exchange for the issuance of its shares. (See "In-Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the Master Fund.

     Changes in composition and relative ranking (in terms of market capitalization) of the stocks which are eligible for purchase by the Master Fund take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On a not less than semi-annual basis, the Advisor will determine the market capitalization of the largest small company in which the Master Fund may invest. Common stocks whose market capitalizations are not greater than such company will be purchased for the Master Fund. Additional investments generally will not be made in securities which have appreciated in value sufficiently to be excluded from the Advisor's then current market capitalization limit for eligible portfolio securities. This may result in further deviation from strict market capitalization weighting and such deviation could be substantial if a significant amount of the Master Fund's holdings increase in value sufficiently to be excluded from the limit for eligible securities, but not by a sufficient amount to warrant their sale. A further deviation from market capitalization may occur if the Master Fund invests a portion of its assets in privately placed convertible debentures.

PORTFOLIO TRANSACTIONS

     On a periodic basis, the Advisor will review the Master Fund's holdings and determine which, at the time of such review, are no longer considered small U.S. companies. Securities which have depreciated in value since their acquisition will not be sold by the Master Fund solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor's judgment, circumstances, including (but not limited to) tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices, warrant their sale. Generally, securities will not be sold to realize short-term profits, but, when circumstances warrant, they may be sold without regard to the length of time held. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the policy of maintaining portfolios of companies with small market capitalizations.

                                   SECURITIES LOANS

     The Master Fund is authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While the Master Fund may earn additional income from lending securities, such activity is incidental to the Master Fund's investment objective. The value of securities loaned may not exceed 33 1/3% of the value of the Master Fund's total assets. In connection with such loans, the

Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master Fund will be able to terminate the loan at any time and will receive reasonable compensation on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. The Portfolio is also authorized to lend its portfolio securities. However, as long as it holds only shares of the Master Fund, it will not do so.



                             MANAGEMENT OF THE PORTFOLIO

     The Advisor serves as investment advisor to the Master Fund. As such, it is responsible for the management of its assets. Investment decisions for the Master Fund are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides the Master Fund with a trading department and selects brokers and dealers to effect securities transactions.

     Securities transactions are placed with a view to obtaining the best price and execution. Subject to this goal, such transactions may be placed with brokers which have assisted in the sale of the Portfolio's shares. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.


     For the advisory fees the Portfolio has incurred for the fiscal year ended November 30, 1998, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May, 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $28 billion.

     The Portfolio and Master Fund each bears all of its own costs and expenses, including: services of its independent accountants, legal counsel, brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to the Portfolio or the Master Fund are so allocated and expenses which are not allocable to the Portfolio and the Master Fund are borne by the Portfolio and Master Fund on the basis of their relative net assets.


                   DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

     The Portfolio distributes substantially all net investment income together with any net realized capital gains in December of each year.

     Shareholders of the Portfolio will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio at net asset value (as of the business date following the dividend record date), unless upon written notice to PFPC Inc., the Portfolio's transfer agent, the shareholder selects one of the following options:

     Income Option -          to receive income dividends in cash and capital
                              gains distributions in additional shares at net asset value.

     Capital Gains Option -   to receive capital gains distributions in cash and
                              income dividends in additional shares at net asset value.

     Cash Option -            to receive both income dividends and capital gains
                              distributions in cash.

     Whether paid in cash or additional shares and regardless of the length of time the Portfolio's shares have been owned by shareholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. Dividends from net investment income will generally qualify in part for the corporate dividends received deduction. The portion of dividends so qualified depends on the aggregate qualifying dividend income received by the Master Fund from domestic (U.S.) sources.

     For those investors subject to tax, if purchases of shares of the Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Portfolio.

     Dividends which are declared in November or December to shareholders of record in such a month but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.

     The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares of the Portfolio for shares of another portfolio of the Fund. Any loss incurred on sale or exchange of the Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

     Certain investments by the Master Fund may be subject to special rules which may affect the amount, character and timing of the income to the Master Fund. Some of these rules are referenced in the statement of additional information.

     In addition to federal taxes, shareholders may be subject to state and local taxes on distributions from the Portfolio and on gains arising on redemption or exchange of Portfolio shares.

     The Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

     The tax discussion set forth above is included for general information only. Prospective investors should consult the statement of additional information. Prospective investors should also consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Portfolio.


                                  PURCHASE OF SHARES

     Investors may purchase shares of the Portfolio by first contacting the Advisor at (310) 395-8005 to notify the Advisor of the proposed investment. All investments are subject to approval of the Advisor, and all investors must complete and submit an Account Registration Form.

     The minimum initial purchase requirement for the Portfolio's shares is $5,000,000. Once the minimum purchase requirement is satisfied, further investments in the Portfolio are not subject to any minimum purchase requirement. The Fund reserves the right to reduce or waive the minimum investment requirement, to reject any initial or additional investment and to suspend the offering of shares of the Portfolio.

     Investors having an account with a bank that is a member or a correspondent of a member of the Federal Reserve System may purchase shares by first calling the Advisor at (310) 395-8005 to notify the Advisor of the proposed investment, then requesting the bank to transmit immediately available funds (Federal Funds) by wire to the custodian, for the account of Dimensional Investment Group Inc. (The DFA 6-10 Institutional Portfolio). Additional investments also may be made through the wire procedure by first notifying the Advisor. Investors who wish to purchase shares by check should send their check to Dimensional Investment Group Inc., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

     Shares may also be purchased and sold by individuals through securities firms which may charge a service fee or commission for such transactions. No such fee or commission is charged on shares which are purchased or redeemed directly from the Fund. Investors who are clients of investment advisory organizations may also be subject to investment advisory fees under their own arrangements with such organizations.

     Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

IN-KIND PURCHASES

     If accepted by the Fund, shares of the Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Master Fund or otherwise represented in its portfolio as described in this prospectus. Securities to be exchanged which are accepted by the Fund and shares of the Portfolio to be issued therefore will be valued as set forth under "VALUATION
OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer.

     The Fund will not accept securities in exchange for shares of the Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Master Fund and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Master Fund under the Securities Act of 1933 or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the Master Fund may not exceed 5% of the net assets of the Master Fund immediately after the transaction. The Fund will accept such securities for investment and not for resale.

     A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Advisor.


                                 VALUATION OF SHARES

NET ASSET VALUE

     The net asset values per share of the Portfolio and the Master Fund are calculated as of the close of the NYSE by dividing the total market value of their respective investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio and the Master Fund, respectively. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. Securities held by the Master Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, the Master Fund values such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust.

PUBLIC OFFERING PRICE

     Provided that the transfer agent has received the investor's Account Registration Form in good order and the custodian has received the investor's payment, shares of the Portfolio will be priced at the net asset value calculated next after receipt of the investor's funds by the custodian. "Good order" with respect to the purchase of shares means that (1) a fully completed and properly signed Account Registration Form and any additional supporting legal documentation required by the Advisor has been received in legible form and (2) the Advisor has been notified of the purchase by telephone and, if the Advisor so requests, also in writing, no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m. PST) on the day of the purchase. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled in order to recover any resulting loss to the Fund and may prohibit or restrict the manner in which such purchaser may place further orders.

     Management believes that any dilutive effect of the cost of investing the proceeds of the sale of the shares of the Portfolio will be minimal and, therefore, the shares of the Portfolio are currently sold at net asset value, without the imposition of a fee that would be used to reimburse the Portfolio for such cost ("reimbursement fee"). However, reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolio and the Master Fund. Any such charges will be described in the prospectus.


                                  EXCHANGE OF SHARES

     Investors may exchange shares of the Portfolio for those of another portfolio in the Fund or a portfolio of DFA Investment Dimensions Group Inc., an open-end, management investment company ("DFAIDG"). Investors should first contact the Advisor at (310) 395-8005 to notify the Advisor of the proposed exchange and then completing an Exchange Form and mailing it to:

                    Dimensional Investment Group Inc.
                    Attn:  Client Operations
                    1299 Ocean Avenue, 11th Floor
                    Santa Monica, CA  90401

     The minimum amount for an exchange into a portfolio of DFAIDG is $100,000. Exchanges are accepted only into those portfolios of DFAIDG that are eligible for the exchange privilege of DFAIDG. Investors may contact the Advisor at the above-listed phone number for a list of those portfolios of DFAIDG that accept exchanges.

     The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolio or otherwise adversely affect the Fund or DFAIDG, any proposed exchange will be subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the Portfolio and of the portfolio of DFAIDG involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of the Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.

     The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Advisor has received an Exchange Form in good order, plus any applicable reimbursement fee on purchases by exchange. "Good order" means a completed Exchange Form specifying the dollar amount to be exchanged, signed by all registered owners of the shares; and if the Fund does not have on file the authorized signatures for the account, a guarantee of the signature of each registered owner by an "eligible guarantor institution." Such institutions generally include national or state banks, savings associations, savings and loan associations, trust companies, savings banks, credit unions and members of a recognized stock exchange. Exchanges will be accepted only if the registrations of the two accounts are identical, stock certificates have not been issued and the Fund may issue the shares of the portfolio being acquired in compliance with the securities laws of the investor's state of residence.

     There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or a loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, waive the minimum amount requirement, limit the amount of or reject any exchange, as deemed necessary, at any time.


                                 REDEMPTION OF SHARES

REDEMPTION PROCEDURE

     Investors who desire to redeem shares of the Portfolio must first contact the Advisor at (310) 395-8005. The Portfolio will redeem shares at the net asset value of such shares next determined, either: (1) where stock certificates have not been issued, after receipt of a written request for redemption in good order by the Portfolio's transfer agent or (2) if stock certificates have been issued, after receipt of the stock certificates in good order at the office of the transfer agent. "Good order" means that the request to redeem shares must include all necessary documentation, to be received in writing by the Advisor no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m. PST), including: the stock certificate(s), if issued; a letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or authorized representatives thereof) of the shares; if the Fund does not have on file the authorized signatures for the account, a guarantee of the signature of each registered owner by an eligible guarantor institution; and any other required supporting legal documents.

     Shareholders redeeming shares for which certificates have not been issued, who have authorized redemption payment by wire on an authorization form filed with the Fund, may request that redemption proceeds be paid in federal funds wired to the bank they have designated on the authorization form. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the shareholder's bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after notification to shareholders. No charge is made by the Fund for redemptions. The redemption of all shares in an account will result in the account being closed. A new Account Registration Form will be required for further investments. (See "PURCHASE OF SHARES.")

     Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS

     The Fund reserves the right to redeem a shareholder's account if the value of the shares in the account is $500 or less, whether because of redemptions, a decline in the Portfolio's net asset value per share or any other reason.
Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Portfolio in order to bring the value of the shares in the account to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

     When in the best interests of the Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund in lieu of cash. Such distributions will be made in accordance with the federal securities laws and regulations governing mutual funds. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

                                 THE FEEDER PORTFOLIO

     Other institutional investors, including other mutual funds, may invest in the Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolio. Please contact the DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401, (301) 395-8005 for information about the availability of investing in the Master Fund other than through the Portfolio.

     The aggregate amount of expenses for the Portfolio and the Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the Master Fund. However, the total expense ratios for the Portfolio and the Master Fund are expected to be less over time than such ratios would be if the Portfolio were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in the Master Fund, including the Portfolio, will pay its proportionate share of the expenses of the Master Fund.

     The shares of the Master Fund will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in the Master Fund by other institutional investors offers potential benefits to the Master Fund and, through its investment in the Master Fund, the Feeder Portfolio also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Fund. Also, if an institutional investor were to redeem its interest in the Master Fund, the remaining investors in the Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in the Master Fund than the Portfolio could have effective voting control over the operation of the Master Fund.

     If the Board of Directors of the Fund determines that it is in the best interest of the Portfolio, it may withdraw its investment in the Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of the Master Fund. A withdrawal by the Portfolio of its investment in the Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by the Master Fund to the Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to the Portfolio. Any net capital gains so realized will be distributed to the Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                                 FINANCIAL HIGHLIGHTS

     The Financial Highlights table is meant to help you understand the Portfolio's financial performance for the period of the Portfolio's operation. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP (formerly Coopers & Lybrand L.L.P.), whose report, along with the Portfolio's financial statements, are included in the Fund's annual report which is available upon request.

     [NOVEMBER 30, 1998 NUMBERS WILL BE ADDED FOR MARCH FILING]






                                                 YEAR       YEAR          YEAR        YEAR        YEAR
                                                 ENDED      ENDED         ENDED       ENDED       ENDED
                                                 NOV. 30,   NOV. 30,      NOV. 30,    NOV. 30,    NOV. 30,
                                                 1998       1997          1996        1995        1994
                                                 ----       ----          ----        ----        ----
Net Asset Value, Beginning of Period . . . . . .           $14.60         $12.79       $10.29      $10.61
                                                           ------         ------       ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income. . . . . . . . . . . . .             0.08           0.13         0.13        0.13
  Net Gains or Losses on Securities (Both
  Realized and Unrealized) . . . . . . . . . . .             2.46           2.22         2.84       (0.08)
                                                           ------         ------       ------      ------

    Total from Investment Operations . . . . . .             2.54           2.35         2.97        0.05
                                                           ------         ------       ------      ------
LESS DISTRIBUTIONS
  Distributions (from Net Investment Income) . .            (0.13)         (0.02)       (0.13)      (0.21)
  Distributions (from Gains) . . . . . . . . . .             5.11)         (0.52)       (0.34)      (0.16)
                                                           ------         ------       ------      ------
  Total Distributions. . . . . . . . . . . . . .            (5.24)         (0.54)       (0.47)      (0.37)
                                                           ------         ------       ------      ------
  Net Asset Value, End of Period . . . . . . . .           $11.90         $14.60       $12.79      $10.29
                                                           ------         ------       ------      ------
                                                           ------         ------       ------      ------
    Total Return . . . . . . . . . . . . . . . .            26.52%         19.04%       29.08%       0.53%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (thousands). . . . .           $15,968         $10,990     $21,192     $15,070
  Ratio of Expenses to Average Net Assets (1). .           0.20%(a)        0.20%(a)    0.20%(a)    0.20%(a)
  Ratio of Net Investment Income to Average
   Net Assets. . . . . . . . . . . . . . . . . .            0.77%(a)       0.47%(a)    1.12%(a)    1.93%(a)
  Portfolio Turnover Rate. . . . . . . . . . . .              N/A            N/A         N/A        N/A
  Portfolio Turnover Rate of Master Fund . . . .           30.04%         32.38%       21.16%      27.65%



-----------------
*Annualized
#Non-Annualized
(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund.

(a) Had certain waivers and assumptions of expenses not been in effect, the ratios of expenses to average net assets for the periods ended November 30, 1997 through 1993 would have been 0.40%, 0.38%, 0.56%, 0.82%, and 2.29%, respectively, and the ratios of net investment income to average net assets for the periods ended November 30, 1997 through 1993 would have been 0.57%, 0.28%, 0.77%, 1.31% and (0.19)%, respectively.

(b) Master Fund Turnover calculated for the period February 3 to November 30, 1993.

                                  SERVICE PROVIDERS

INVESTMENT ADVISOR
DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th floor
Santa Monica, CA  90401
Tel. No. (310) 395-8005

ACCOUNTING SERVICES, DIVIDEND DISBURSING AND
TRANSFER AGENT
PFPC INC.
400 Bellevue Parkway
Wilmington, DE  19809

CUSTODIAN
PNC BANK, N.A.
200 Stevens Drive, Airport Business Center
Lester, PA  19113

LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP
2600 One Commerce Square
Philadelphia, PA  191037098

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
2400 Eleven Penn Center
19th and Market Streets
Philadelphia, PA  19103

OTHER AVAILABLE INFORMATION


You can find more information about the Fund and Portfolio in the Fund's Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolio in its last fiscal year.


HOW TO GET THESE AND OTHER MATERIALS:

-    Request free copies from:

     - Your plan administrator - if you are a participant in a 401(k) plan offering the Portfolio.
     - Your account service provider - if you are a client or member of an institution offering the Portfolio.
     - The Fund - if you represent a 401(k) plan sponsor or qualifying institution. Call collect at (310) 395-8005.

-    Access them on the SEC's Internet site -- http://www.sec.gov.

-    Review and copy them at the SEC's Public Reference Room in Washington D.C.

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549 (you will be charged a copying fee).




DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC. -- Registration No. 811-6067

                                      PROSPECTUS

                                   March ___, 1999

  PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.





                                      [DFA LOGO]


                          DIMENSIONAL INVESTMENT GROUP INC.
--------------------------------------------------------------------------------

    The mutual fund described in this Prospectus offers a variety of investment portfolios. The listed Portfolio: -Has its own investment objective and policies, and is the equivalent of a separate mutual fund. -Is exclusively available to 401(k) plans and clients and members of certain institutions. -Does not charge a sales commission or "load". -Costs less to own than most mutual funds. -Is designed for long-term investors.



                          U.S. LARGE CAP VALUE PORTFOLIO II
















     THE SECURITIES AND EXCHANGE COMMISSION ("SEC") DOES NOT DECIDE WHETHER ANY MUTUAL FUNDS, INCLUDING THIS ONE (AND ITS PORTFOLIO), ARE GOOD INVESTMENTS.
    RATHER, THE SEC TRIES TO MAKE SURE, BUT CANNOT GUARANTEE, THAT MUTUAL FUNDS
     DISCLOSE IMPORTANT FACTS TO INVESTORS.  IT IS ILLEGAL TO CLAIM OTHERWISE.

                                  TABLE OF CONTENTS



TABLE OF CONTENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

RISK/RETURN SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

     MORE ABOUT THE PORTFOLIO. . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     INVESTMENT OBJECTIVE, STRATEGY AND RISKS. . . . . . . . . . . . . . . . . . . .4
     OTHER RISKS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     RISK AND RETURN BAR CHART AND TABLE . . . . . . . . . . . . . . . . . . . . . .4

FEES AND EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

ANNUAL FUND OPERATING EXPENSES** . . . . . . . . . . . . . . . . . . . . . . . . . .5

HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

     MANAGEMENT AND ADMINISTRATIVE SERVICES. . . . . . . . . . . . . . . . . . . . .6
     DIVIDEND POLICY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     PURCHASE, VALUATION AND REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . .6

INVESTMENT OBJECTIVE AND POLICIES. . . . . . . . . . . . . . . . . . . . . . . . . .7

     PORTFOLIO STRUCTURE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     DEVIATION FROM MARKET CAPITALIZATION WEIGHTING. . . . . . . . . . . . . . . . .7
     PORTFOLIO TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

SECURITIES LOANS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

MANAGEMENT OF THE PORTFOLIO. . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . .9

PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

VALUATION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

     NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     PUBLIC OFFERING PRICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

EXCHANGE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

     REDEMPTION PROCEDURE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     REDEMPTION OF SMALL ACCOUNTS. . . . . . . . . . . . . . . . . . . . . . . . . 11
     IN-KIND REDEMPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

THE FEEDER PORTFOLIO . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

SERVICE PROVIDERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

RISK/RETURN SUMMARY


MORE ABOUT THE PORTFOLIO

[GRAPH]   The Master Fund buys securities directly.   The Portfolio invests in
          the Master Fund's shares. The two have the same gross investment returns.

THE PORTFOLIO HAS A SPECIAL STRUCTURE: The Portfolio is a "Feeder Portfolio" -- a portfolio that does not buy individual securities directly. Instead, it invests in a corresponding mutual fund, or "Master Fund", that in turn purchases stocks, and other securities.

POSSIBLE COMPLICATIONS: Designed to reduce costs, the Master-Feeder structure is relatively new and more complex. As a result, the Portfolio might encounter operational or other complications.

MANAGEMENT


Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for the Master Fund. (A Feeder Portfolio does not need an investment manager.) It is also the administrator for the Portfolio and Master Fund. The Advisor has provided institutional investors with investment management services since 1981. It manages about $28 billion [UPDATE AT MARCH FILING].


EQUITY INVESTMENT APPROACH:

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., large company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

[GRAPH] MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.


[GRAPH] MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.

NO MARKET TIMING OR STOCK PICKING: In contrast to some other managers, the Advisor does not take defensive positions in anticipation of negative investment conditions, or try to pick potentially outperforming securities.

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

2.   Creating a sub-set of companies meeting investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).

4.   Purchasing stocks so the portfolio is generally market cap weighted.

MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause securities owned by
the Portfolio, and consequently the Portfolio itself, to    rise or fall in
value.

[GRAPH] "Value Stocks": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends or book value. Precise definitions vary.

[GRAPH] In selecting value stocks, the Advisor primarily considers price relative to book value.

INVESTMENT OBJECTIVE, STRATEGY AND RISKS

-    INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Purchase a Master Fund that buys value stocks of large United States companies on a market capitalization weighted basis.




OTHER RISKS


SECURITIES LENDING:

The Master Fund purchased by the Portfolio may lend its portfolio securities to generate additional income. If it does so, it will use various strategies (for example, only making fully collateralized and bank guaranteed loans) to reduce related risks.


YEAR 2000 ISSUE:


Unless modified, many computer programs will not properly process information from the year 2000 on. The Advisor has taken steps to ensure that its computers and those of Portfolio and Master Fund service providers (e.g., custodians) will operate properly. The Portfolio and Master Fund may be negatively affected if the Advisor's efforts prove inadequate, and/or year 2000 problems hurt economic conditions generally.





RISK AND RETURN BAR CHART AND TABLE


The Bar Chart and Table below illustrate the risk/return history of the Portfolio. Shown are changes in performance from year to year, and how annualized one year and since inception returns compare with those of a broad measure of market performance. Past performance is not an indication of future results.



                  [THE BAR CHART AND TABLE WILL BE UPDATED IN MARCH]

                         U.S. LARGE CAP VALUE PORTFOLIO II

[BAR GRAPH]

                              1995          1996           1997           1998
--------------------------------------------------------------------------------
TOTAL RETURNS (%)            36.98          19.64          27.96          11.96

                        SEPTEMBER 1994-DECEMBER 1998
                       -------------------------------
                HIGHEST QUARTER                      LOWEST QUARTER
                ---------------                      --------------
               16.78 (10/98-12/98)                 -17.07 (7/98-9/98)

                                            PERIODS ENDING DECEMBER 31, 1998
                                            ---------------------------------
                                              ONE                SINCE 9/94
ANNUALIZED RETURNS (%)                        YEAR                INCEPTION
---------------------------------------------------------------------------
U.S. LARGE CAP VALUE PORTFOLIO II            11.96                  20.48

RUSSELL 1000 VALUE INDEX                     15.65                  23.59




                                  FEES AND EXPENSES

Shareholder Fees (fees paid directly from your investment):  None *

     * Shares of the Portfolio that are purchased through omnibus accounts maintained by securities firms may be subject to a service fee or commission on such purchases.

                           ANNUAL FUND OPERATING EXPENSES**
                  (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

The expenses in the following tables are based on those incurred by the Portfolio and the Master Fund for the fiscal year ended November 30, 1998.


                         [EXPENSES WILL BE UPDATED IN MARCH]


              Management Fee                                 0.10%
              Administration Fee                             0.01%
              Other Expenses                                 0.34%
              Total Operating Expenses                       0.45%***

     ** The "Management Fee" is payable by the Master Fund and the "Administration Fee" is payable by the Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Master Fund and the Portfolio. "Other Expenses" include a fee paid to the Shareholder Services Agent of each employer plan or institution at the annual rate of .10% of the aggregate daily value of all shares of the Portfolio that are held in an account maintained by such Shareholder Services Agent, paid on a monthly basis.


     *** Beginning on July 1, 1996, the Advisor agreed to waive its administration fee and to assume expenses of the Portfolio to the extent necessary to keep the cumulative annual expenses to not more than .75% of the average net assets of the Portfolio on an annualized basis. [The Advisor did not need to waive any of its fees for the fiscal year ended November 30, 1998. /After the Advisor's waiver and assumption of expenses, the actual Total Operating Expenses were ___%.] For purposes of this waiver and assumption, the annual expenses are those expenses incurred in any period consisting of twelve consecutive months. The Advisor retains the right in its sole discretion to change or eliminate such waiver and assumption of expenses in the future. Such change will be set forth in the prospectus.


                                       EXAMPLE


This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                          [EXAMPLE WILL BE UPDATED IN MARCH]



          1 YEAR         3 YEARS        5 YEARS        10 YEARS
          ------         -------        -------        --------

          $____          $____          $____          $____


The table summarizes the aggregate estimated annual operating expenses of both the Portfolio and Master Fund.


                                      HIGHLIGHTS


MANAGEMENT AND ADMINISTRATIVE SERVICES


Dimensional Fund Advisors Inc. (the "Advisor" or "DFA") provides the Portfolio with administrative services and also serves as investment advisor to the Master Fund. The Fund contracts with Shareholder Services Agents to provide certain recordkeeping and other services for the benefit of the Portfolio's shareholders. (See "MANAGEMENT OF THE PORTFOLIO.")

DIVIDEND POLICY


The Portfolio distributes dividends from its net investment income and any realized net capital gains in December of each year. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")


PURCHASE, VALUATION AND REDEMPTION OF SHARES

The shares of the Portfolio are offered at net asset value, which is calculated as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for business. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. The redemption price of a share of the

Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")


                          INVESTMENT OBJECTIVE AND POLICIES


The investment objective of the Portfolio is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in the U.S. Large Cap Value Series of the Trust (the "Master Fund"), which has the same investment objective and policies as the Portfolio. The Master Fund invests in the common stocks of large U.S. companies which the Advisor believes to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). Generally, a company's shares will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies with the highest positive book to market ratios whose shares are listed on the NYSE and, except as described below, will be considered eligible for investment. In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. A company will be considered "large" if its market capitalization (i.e., the market price of its common stock multiplied by the number of outstanding shares) equals or exceeds that of the company having the median market capitalization of companies whose shares are listed on the NYSE.

PORTFOLIO STRUCTURE

Ordinarily, at least 80% of the assets of the Master Fund will be invested in a broad and diverse group of readily marketable common stocks of large U.S. companies with high book to market ratios, as described above. The Master Fund may invest in futures contracts and options on futures contracts. To the extent that the Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions. The Master Fund will purchase securities that are listed on the principal U.S. national securities exchanges and traded over-the-counter.


The Master Fund is market capitalization weighted. That is, each security is generally purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by the Master Fund is keyed to that security's market capitalization compared to all securities eligible for purchase. It is management's belief that the value stocks of large U.S. companies offer, over a long term, a prudent opportunity for capital appreciation but, at the same time, selecting a limited number of such issues for inclusion in the Master Fund involves greater risk than including a large number of them.


DEVIATION FROM MARKET CAPITALIZATION WEIGHTING

The Advisor may exclude the securities of a company that otherwise meets the applicable criteria described above if the Advisor determines, in its best judgment, that other conditions exist that make the inclusion of such security inappropriate. The Advisor does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded from the Master Fund.

Deviation from strict market capitalization weighting will also occur because the Master Fund intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the Master Fund may be reduced, from time to time, from the level which adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the Master Fund's assets may be invested in high quality, highly liquid fixed income securities, thereby causing further deviation from market capitalization weighting. Such investments would be made on a temporary basis pending investment in equity securities pursuant to the Master Fund's investment objective. The Master Fund may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, adherence to the policy of market capitalization weighting would otherwise require. While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the Master Fund.

Changes in the composition and relative ranking (in terms of market capitalization and book to market ratio) of the stocks which are eligible for purchase by the Master Fund take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On not less than a semi-annual basis, the Advisor will prepare a current list of large U.S. companies with high book to market ratios whose stock is eligible for investment.

Only common stocks whose market capitalizations are greater than the minimum on such list will be purchased by the Master Fund. Additional investments will not be made in securities which have depreciated in value to such an extent that they are not then considered by the Advisor to be large companies. This may result in further deviation from market capitalization weighting and such deviation could be substantial if a significant amount of the Master Fund's holdings decrease in value sufficiently to be excluded from the then current market capitalization requirement for eligible securities, but not by a sufficient amount to warrant their sale.


PORTFOLIO TRANSACTIONS


As described above, investments will be made in virtually all eligible securities on a market capitalization weighted basis. The Master Fund does not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Generally, securities will be purchased with the expectation that they will be held for longer than one year. The Master Fund may sell portfolio securities when the issuer's market capitalization falls substantially below that of the issuer with the minimum market capitalization which is then eligible for purchase by the Master Fund. In addition, the Master Fund may sell portfolio securities when their book to market ratio falls substantially below that of the security with the lowest such ratio that is then eligible for purchase by the Master Fund. However, securities, including those eligible for purchase, may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale.


                                   SECURITIES LOANS


The Master Fund is authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While the Master Fund may earn additional income from lending securities, such activity is incidental to the Master Fund's investment objective. The value of securities loaned may not exceed 33 1/3% of the value of the Master Fund's total assets. In connection with such loans, the Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master Fund will be able to terminate the loan at any time and will receive reasonable compensation on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. The Portfolio is also authorized to lend its portfolio securities. However, as long as it holds only shares of the Master Fund, it will not do so.


                             MANAGEMENT OF THE PORTFOLIO

The Advisor serves as investment advisor to the Master Fund. As such, it is responsible for the management of its assets. Investment decisions for the Master Fund are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides the Master Fund with a trading department and selects brokers and dealers to effect securities transactions.

Securities transactions are placed with a view to obtaining the best price and execution of such transactions. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.


For the advisory fees the Portfolio has incurred for the fiscal year ended November 30, 1998, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May, 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $28 billion.


The Portfolio and the Master Fund each bears all of its own costs and expenses, including: services of its independent accountants, legal counsel, brokerage commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the costs of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to the Portfolio or the Master Fund are so allocated and expenses which are not allocable to the Portfolio and the Master Fund are borne by the Portfolio and the Master Fund on the basis of their relative net assets.

                   DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES


The Portfolio distributes substantially all net investment income and any realized net capital gains annually in December of each year.


Shareholders of the Portfolio will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio at net asset value (as of the business date following the dividend record date).

Dividends and distributions paid to a 401(k) plan accumulate free of federal income tax. Whether paid in cash or additional shares and regardless of the length of time the Portfolio's shares have been owned by shareholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. Dividends from net investment income will generally qualify in part for the corporate dividends received deduction. The portion of dividends so qualified depends on the aggregate qualifying dividend income received by the Master Fund from domestic (U.S.) sources.

For those investors subject to tax, if purchases of shares of the Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Portfolio.

Dividends which are declared in December to shareholders of record but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.

The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares of the Portfolio for shares of another portfolio of the Fund. Any loss incurred on sale or exchange of the Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Certain investments by the Master Fund may be subject to special rules which may affect the amount, character and timing of the income to the Master Fund. Some of these rules are referenced in the statement of additional information.

In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. Distributions of interest income and capital gains realized from certain types of U.S. government securities may be exempt from state personal income taxes.

The Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

The tax discussion set forth above is included for general information only. Prospective investors should consult the statement of additional information. Prospective investors should also consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Portfolio.

                                  PURCHASE OF SHARES

Shares of the Portfolio are sold only (i) to fund deferred compensation plans which are exempt from taxation under section 401(k) of the Internal Revenue Code and (ii) to clients, customers or members of certain institutions. Provided that shares of the Portfolio are available under an employer's plan or through an institution, shares may be purchased by following the procedures adopted by the respective employer or institution and approved by the Fund's management for making investments. Shares are available through the Shareholder Services Agent designated under the employer's plan or by the institution. Investors who want to consider investing in the Portfolio should contact their employer or institution for details. Institutions which purchase shares of the Portfolio for the accounts of their customers may impose separate charges on those customers for account services. The Fund does not impose a minimum purchase requirement, but investors who wish to purchase shares of the Portfolio should determine whether their employer's plan or institution imposes a minimum transaction requirement.

                                 VALUATION OF SHARES

NET ASSET VALUE


The net asset values per share of the Portfolio and the Master Fund are calculated as of the close of the NYSE by dividing the total market value of their respective investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio and the Master Fund, respectively. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. Securities held by the Master Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, the Master Fund values such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust.


PUBLIC OFFERING PRICE

Provided that the Shareholder Services Agent has received the investor's investment instructions in good order and the Custodian has received the investor's payment, shares of the Portfolio will be priced at the net asset value calculated next after receipt of the order by PFPC Inc., the transfer agent for the Portfolio. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled to recover any resulting loss to the Fund and may prohibit or restrict the manner in which such purchaser may place further orders.

Management believes that any dilutive effective of the cost of investing the proceeds of the sale of the shares of the Portfolio will be minimal and, therefore, the shares of the Portfolio are currently sold at net asset value, without imposition of a fee that would be used to reimburse the Portfolio for such cost (a "reimbursement fee"). However, a reimbursement fee may be charged prospectively from time to time based upon the future experience of the Portfolio and the Master Fund which would be used to defray the costs of investing in securities (such as brokerage commissions, taxes and other transaction costs). Any such charge will be described in the prospectus.

                                  EXCHANGE OF SHARES

Provided such transactions are permitted under the employer's 401(k) plan or by the institution, investors may exchange shares of the Portfolio for those of the DFA International Value Portfolio II or the U.S. 6-10 Value Portfolio II by completing the necessary documentation as required by the Shareholder Services Agent designated under the employer's plan or by the institution.


The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolio or otherwise adversely affect the Fund, the exchange privilege may be terminated. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing. Exchanges will be accepted only if the Fund may issue the shares of the portfolio being acquired in compliance with the securities laws of the investor's state of residence.


The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Shareholder Services Agent has received appropriate instructions in the form required by such Shareholder Services Agent.

There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege or limit the amount of or reject any exchange, as deemed necessary, at any time.

                                 REDEMPTION OF SHARES

REDEMPTION PROCEDURE

Investors who desire to redeem shares of the Portfolio must furnish a redemption request to the respective Shareholder Services Agent in the form required by such Shareholder Services Agent. The Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a request for redemption in good order.

Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS

The Fund reserves the right to redeem a shareholder's account if the value of the shares in the account is $500 or less, whether because of redemptions, a decline in the Portfolio's net asset value per share or any other reason.
Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Portfolio in order to bring the value of the shares in the account to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

When in the best interests of the Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund in lieu of cash. Such distributions will be made in accordance with federal securities laws and regulations governing mutual funds. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

                                 THE FEEDER PORTFOLIO

Other institutional investors, including other mutual funds, may invest in the Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolio. Please contact the DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401, (301) 395-8005 for information about the availability of investing in the Master Fund other than through the Portfolio.

The aggregate amount of expenses for the Portfolio and the Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the Master Fund. However, the total expense ratios for the Portfolio and the Master Fund are expected to be less over time than such ratios would be if the Portfolio were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in the Master Fund, including the Portfolio, will pay its proportionate share of the expenses of the Master Fund.

The shares of the Master Fund will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in the Master Fund by other institutional investors offers potential benefits to the Master Fund and, through its investment in the Master Fund, the Feeder Portfolio also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Fund. Also, if an institutional investor were to redeem its interest in the Master Fund, the remaining investors in the Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in the Master Fund than the Portfolio could have effective voting control over the operation of the Master Fund.

If the Board of Directors of the Fund determines that it is in the best interest of the Portfolio, it may withdraw its investment in the Master Fund at any time. Upon any such withdrawal, the Board would consider what action the

Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of the Master Fund. A withdrawal by the Portfolio of its investment in the Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by the Master Fund to the Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to the Portfolio. Any net capital gains so realized will be distributed to the Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                                 FINANCIAL HIGHLIGHTS

The Financial Highlights table is meant to help you understand the Portfolio's financial performance for the period of the Portfolio's operation. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP (formerly Coopers & Lybrand L.L.P.), whose report, along with the Portfolio's financial statements, are included in the Fund's annual report which is available upon request.


              [NOVEMBER 30, 1998 NUMBERS WILL BE ADDED FOR MARCH FILING]



                                                           YEAR           YEAR           YEAR           YEAR          AUG. 3,
                                                           ENDED          ENDED          ENDED          ENDED           TO
                                                         NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,
                                                           1998           1997           1996           1995           1994
                                                         --------       --------       --------       --------       --------
Net Asset Value, Beginning of Period                     [      ]         $15.43         $12.72         $ 9.48         $10.00
                                                         --------       --------       --------       --------       --------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                  [      ]           0.24           0.20           0.17           0.11
  Net Gains or Losses on Securities
    (Both Realized and Unrealized)                       [      ]           3.50           2.54           3.40          (0.52)
                                                         --------       --------       --------       --------       --------
    Total from Investment Operations                     [      ]           3.74           2.74           3.57          (0.41)
                                                         --------       --------       --------       --------       --------

LESS DISTRIBUTIONS
  Distributions (from Net Investment Income)             [      ]          (0.20)         (0.03)         (0.17)         (0.11)
  Distributions (from Gains)                             [      ]           0.25)            --          (0.16)            --
                                                         --------       --------       --------       --------       --------
    Total Distributions                                  [      ]          (0.45)         (0.03)         (0.33)         (0.11)
                                                         --------       --------       --------       --------       --------
Net Asset Value, End of Period                           [      ]         $18.72         $15.43         $12.72         $ 9.48
                                                         --------       --------       --------       --------       --------
                                                         --------       --------       --------       --------       --------
Total Return                                             [      ]          24.98%         21.59%         37.76%        (4.14)%#

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (thousands)                    [      ]        $50,369        $26,079        $ 7,110        $ 1,285
Ratio of Expenses to Average Net Assets (1)              [      ]           0.45%          0.82%          0.96%(a)       0.96%*(a)
Ratio of Net Investment Income to Average Net Assets     [      ]           1.62%          1.80%          2.37%(a)       5.39%*(a)
Portfolio Turnover Rate                                  [      ]            N/A            N/A            N/A            N/A
Portfolio Turnover Rate of Master Fund                   [      ]          17.71%         20.12%         29.41%         39.33%(b)


     --------------------
     *Annualized
     #Non-Annualized
(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund.
(a) Had certain waivers and assumptions of expenses not been in effect, the ratios of expenses to average net assets for the periods ended November 30, 1995 and 1994 would have been 2.35% and 8.45%, respectively, and the ratios of net investment income to average net assets for the periods ended November 30, 1995 and 1994 would have been 0.98% and (2.10)%, respectively.

(b)  Master Fund Turnover calculated for the year ended November 30, 1994.

                                  SERVICE PROVIDERS

------------------------------------------------------------------------------------------------------------------------
                              INVESTMENT ADVISOR                        ACCOUNTING SERVICES, DIVIDEND DISBURSING
                        DIMENSIONAL FUND ADVISORS INC.                               AND TRANSFER AGENT
                        1299 Ocean Avenue, 11th floor                                   PFPC INC.
                           Santa Monica, CA  90401                                 400 Bellevue Parkway
                            Tel. No. (310) 3958005                                 Wilmington, DE  19809
------------------------------------------------------------------------------------------------------------------------
                                   CUSTODIAN                                         LEGAL COUNSEL
                                 PNC BANK, N.A.                           STRADLEY, RONON, STEVENS & YOUNG, LLP
                   200 Stevens Drive, Airport Business Center                   2600 One Commerce Square
                               Lester, PA  19113                              Philadelphia, PA  191037098
------------------------------------------------------------------------------------------------------------------------
                                                    INDEPENDENT ACCOUNTANTS
                                                  PRICEWATERHOUSECOOPERS LLP
                                                   2400 Eleven Penn Center
                                                   19th and Market Streets
                                                   Philadelphia, PA  19103
------------------------------------------------------------------------------------------------------------------------

OTHER AVAILABLE INFORMATION


You can find more information about the Fund and Portfolio in the Fund's Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolio in its last fiscal year.


HOW TO GET THESE AND OTHER MATERIALS:

-    Request free copies from:

     - Your plan administrator - if you are a participant in a 401(k) plan offering the Portfolio.

     - Your shareholder services agent - if you are a client or member of an institution offering the Portfolio.

     - The Fund - if you represent a 401(k) plan sponsor or qualifying institution. Call collect at (310) 395-8005.

-    Access them on the SEC's Internet site -- http://www.sec.gov.

-    Review and copy them at the SEC's Public Reference Room in Washington D.C.

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549 (you will be charged a copying fee).



DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC. -- Registration No. 811-6067

                                      PROSPECTUS

                                    March__, 1999

  PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.


                                      [DFA LOGO]


                          DIMENSIONAL INVESTMENT GROUP INC.
--------------------------------------------------------------------------------

    The mutual fund described in this Prospectus offers a variety of investment portfolios. The listed Portfolio: -Has its own investment objective and policies, and is the equivalent of a separate mutual fund. -Is exclusively available to 401(k) plans and clients and members of certain institutions. -Does not charge a sales commission or "load".  -Costs less to own than most mutual funds. -Is designed for long-term investors.



                         DFA INTERNATIONAL VALUE PORTFOLIO II













     THE SECURITIES AND EXCHANGE COMMISSION ("SEC") DOES NOT DECIDE WHETHER ANY MUTUAL FUND, INCLUDING THIS ONE (AND ITS PORTFOLIO), ARE GOOD INVESTMENTS. RATHER, THE SEC TRIES TO MAKE SURE, BUT CANNOT GUARANTEE, THAT MUTUAL FUNDS
     DISCLOSE IMPORTANT FACTS TO INVESTORS.  IT IS ILLEGAL TO CLAIM OTHERWISE.

                                  TABLE OF CONTENTS



RISK/RETURN SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

     MORE ABOUT THE PORTFOLIO. . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     INVESTMENT OBJECTIVE, STRATEGY AND RISKS. . . . . . . . . . . . . . . . . . . .4
     OTHER RISKS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     RISK AND RETURN BAR CHART AND TABLE . . . . . . . . . . . . . . . . . . . . . .5

FEES AND EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

ANNUAL FUND OPERATING EXPENSES** . . . . . . . . . . . . . . . . . . . . . . . . . .6

HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7

INVESTMENT OBJECTIVE AND POLICIES. . . . . . . . . . . . . . . . . . . . . . . . . .8

     DEVIATION FROM MARKET CAPITALIZATION WEIGHTING. . . . . . . . . . . . . . . . .8

SECURITIES LOANS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9

MALAYSIAN SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

MANAGEMENT OF THE PORTFOLIO. . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

     CONSULTING SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . 11

PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

VALUATION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

EXCHANGE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

THE FEEDER PORTFOLIO . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

SERVICE PROVIDERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

RISK/RETURN SUMMARY


     MORE ABOUT THE PORTFOLIO


[GRAPH]   The Master Fund buys securities directly.   The Portfolio invests in
          the Master Fund's shares. The two have the same gross investment returns.

THE PORTFOLIO HAS A SPECIAL STRUCTURES: The Portfolio is a "Feeder Portfolio" -- a portfolio that does not buy individual securities directly. Instead, it invests in a corresponding mutual fund, or "Master Fund", that in turn purchases stocks, and other securities.

POSSIBLE COMPLICATIONS: Designed to reduce costs, the Master-Feeder structure is relatively new and more complex. As a result, the Portfolio might encounter operational or other complications.

     MANAGEMENT


               Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for the Master Fund. (A Feeder Portfolio does not need an investment manager.) It is also the administrator for the Portfolio and Master Fund. The Advisor has provided institutional investors with investment management services since 1981, and manages about $28 billion [UPDATE AT MARCH FILING].


     EQUITY INVESTMENT APPROACH:

               The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., large company stocks) selection, not stock picking. It places priority on
               limiting expenses, portfolio turnover, and trading costs.   Many
               other investment managers concentrate on reacting to price movements and choosing individual securities.

[GRAPH] MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.

[GRAPH] MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared
          to all eligible stocks.   The higher the stock's relative market cap,
          the greater its representation.

NO MARKET TIMING OR STOCK PICKING: In contrast to some other managers, the Advisor does not take defensive positions in anticipation of negative investment conditions, or try to pick potentially outperforming securities.

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, stocks of larger non-U.S. companies).

2.   Creating a sub-set of companies meeting investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).

4.   Purchasing stocks so the portfolio is generally market cap weighted.

MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause securities owned by the Portfolio, and consequently the Portfolio itself, to rise or fall in value.

INVESTMENT OBJECTIVE, STRATEGY AND RISKS

[GRAPH] "Value Stocks": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends or book value. Precise definitions vary.

-    INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Purchase a Master Fund that buys value stocks of large non-U.S. companies on a market capitalization weighted basis in each applicable country.

THE MASTER FUND IN WHICH THE PORTFOLIO INVESTS STOPPED PURCHASING MALAYSIAN STOCKS. This action was taken because the Malaysian government restricted the
ability of foreign investors -- including the Master   Fund in question -- to
withdraw their investments from Malaysia.

[GRAPH] In selecting value stocks, the Advisor primarily considers price relative to book value.

[GRAPH]   The Portfolio's foreign currency risks are generally not hedged.


FOREIGN SECURITIES AND CURRENCIES RISK: Investors in foreign securities take the risk that economic or political actions of foreign governments will hurt their investments. Less regulated and/or liquid securities markets and foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar) are also of concern. The latter can be minimized by hedging. However, it may be too expensive to adequately hedge.


OTHER RISKS


DERIVATIVES:

Derivatives are securities, such as futures contracts, whose value is derived from that of other securities or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Master Fund in which the Portfolio invests may use long-term foreign currency contracts to hedge foreign currency risks. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work.


INTRODUCTION OF THE EURO:

On January 1, 1999, The European Monetary Union ("EMU") introduced a common currency, the Euro, replacing its members' national currencies. This development will affect the Portfolio (the Master Fund it buys may invest in EMU countries) to the extent it changes investment practices, opportunities, risks and investor behavior or creates administrative problems. The Advisor and its global custodians are attempting to assure that the Portfolio and Master Fund will be unaffected by any transition related disruptions. However, they cannot
guarantee that their efforts will succeed completely.   The relative value of
the U.S. dollar and Euro will fluctuate. Accordingly, currency risk (discussed above) will continue to apply to any exposure the Portfolio may have (through the Master Fund) to investments in EMU countries.


SECURITIES LENDING:

The Master Fund purchased by the Portfolio may lend its portfolio securities to generate additional income. If it does so, it will use various strategies (for example, only making fully collateralized and bank guaranteed loans) to reduce related risks.


YEAR 2000 ISSUE:


Unless modified, many computer programs will not properly process information from the year 2000 on. While the issue is international in scope, there is particular concern with foreign entities.

The Advisor has taken steps to ensure that its computers and those of Portfolio and Master Fund service providers (e.g., custodians) will operate properly. The Portfolio and Master Fund may be negatively affected if the Advisor's efforts prove inadequate, and/or year 2000 problems hurt economic conditions generally.





RISK AND RETURN BAR CHART AND TABLE


The Bar Chart and Table below illustrate the risk/return history of the Portfolio. Shown are changes in performance from year to year, and how annualized one year and since inception returns compare with those of a broad measure of market performance. Past performance is not an indication of future results.



                  [THE BAR CHART AND TABLE WILL BE UPDATED IN MARCH]

                       DFA INTERNATIONAL VALUE PORTFOLIO II

[BAR GRAPH]

                            1995          1996             1997            1998
--------------------------------------------------------------------------------
TOTAL RETURNS (%)           11.14         7.63             -3.28           14.89


                        SEPTEMBER 1994-DECEMBER 1998
                       -------------------------------
                HIGHEST QUARTER                      LOWEST QUARTER
                ---------------                      --------------
               17.85  (1/98-3/98)                  -16.93 (7/98-9/98)

                                            PERIODS ENDING DECEMBER 31, 1998
                                            ---------------------------------
                                              ONE                SINCE 9/94
ANNUALIZED RETURNS (%)                        YEAR                INCEPTION
---------------------------------------------------------------------------
DFA INTERNATIONAL VALUE PORTFOLIO II         14.89                  5.72

MSCI EAFE INDEX                              19.99                  7.73



                                  FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):   None*

*Shares of the Portfolio that are purchased through omnibus accounts maintained by securities firms may be subject to a service fee or commission on such purchases.


                           ANNUAL FUND OPERATING EXPENSES**


                  (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


     Except as indicated below, the expenses in the following tables are based on those incurred by the Portfolio and the Master Fund for the fiscal year ended November 30, 1998.


                         [EXPENSES WILL BE UPDATED IN MARCH]



     Management Fee                    0.20%
     Administration Fee                0.01%


                                          6

     Other Expenses                    0.42%
                                       -----
     Total Operating Expenses          0.63%***

**The "Management Fee" is payable by the Master Fund and the "Administration Fee" is payable by the Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Master Fund and the Portfolio. "Other Expenses" include a fee paid to the Shareholder Services Agent of each employer plan or institution at the annual rate of .10% of the aggregate daily value of all shares of the Portfolio that are held in an account maintained by such Shareholder Services Agent, paid on a monthly basis.

***Beginning on July 1, 1996, the Advisor agreed to waive its administration fee with respect to the Portfolio and, to the extent that such waiver is insufficient, to assume expenses of the Portfolio to the extent necessary to keep the cumulative annual expenses to not more than .75% of the average net assets of the Portfolio on an annualized basis. For purposes of this waiver and assumption, the annualized expenses are those expenses incurred in any period commencing on or after July 1, 1996, consisting of twelve consecutive months. [The Advisor was not required to waive any fees for the fiscal year ended November 30, 1998./After the Advisor's waiver and assumption of expenses, the actual Total Operating Expenses were __-%.] The Advisor retains the right in its sole discretion to modify or eliminate the waivers of a portion of its fees or its assumption of expenses of the Portfolio in the future. If the Advisor modifies or eliminates the fee waivers or assumption, such change will be set forth in the prospectus.


                                       EXAMPLE

     This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                          [EXAMPLE WILL BE UPDATED IN MARCH]



     1 Year    3 Years   5 Years   10 Years
     ------    -------   -------   --------
     $____     $____     $____     $____


     The table summarizes the aggregate estimated annual operating expenses of both the Portfolio and the Master Fund.


                                      HIGHLIGHTS


MANAGEMENT AND ADMINISTRATIVE SERVICES

     Dimensional Fund Advisors Inc. (the "Advisor" or "DFA") provides the Portfolio with administrative services and also serves as investment advisor to the Master Fund. The Fund contracts with Shareholder Services Agents to provide certain recordkeeping and other services for the benefit of the Portfolio's shareholders. (See "MANAGEMENT OF THE PORTFOLIO.")


DIVIDEND POLICY


     The Portfolio distributes dividends from its net investment income and any realized net capital gains in December of each year. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")



PURCHASE, VALUATION AND REDEMPTION OF SHARES

     The shares of the Portfolio are offered at net asset value, which is calculated as of the close of the New York Stock Exchange (the "NYSE") on each day that the NYSE is open for business. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. The redemption price of a share of the Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")





                          INVESTMENT OBJECTIVE AND POLICIES


     The investment objective of the Portfolio is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in the International Value Series of the Trust, which has the same investment objective and policies as the Portfolio. The Master Fund invests in the stocks of large non-U.S. companies which the Advisor believes to be value stocks at the time of the purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). Generally, the shares of a company in any given country will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies in that country with the highest positive book to market ratios whose shares are listed on a major exchange, and, as described below, will be considered eligible for investment. In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. The Master Fund intends to invest in the stocks of large companies in countries with developed markets. As of the date of this prospectus, the Master Fund may invest in the stocks of large companies in Australia, Belgium, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As the Master Fund's asset growth permits, it may invest in the stocks of large companies in other developed markets, including Austria and Ireland.

PORTFOLIO STRUCTURE

     Under normal market conditions, at least 65% of the International Value Series' assets will be invested in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries and no more than 40% of the Master Fund's assets will be invested in such companies in any one country. The Master Fund reserves the right to invest in index futures contracts and options on futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that the Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions.

     As of the date of this prospectus, the Master Fund intends to invest in companies having at least $800 million of market capitalization and the Master Fund will be approximately market capitalization weighted. The Advisor may reset such floor from time to time to reflect changing market conditions. In determining market capitalization weights, the Advisor, using its best judgment, will seek to eliminate the effect of cross holdings on the individual country weights. As a result, the weighting of certain countries in the Master Fund may vary from their weighting in international indices, such as those published by The Financial Times, Morgan Stanley Capital International or Salomon/Russell. The Advisor, however, will not attempt to account for cross holding within the same country.

     It is management's belief that the value stocks of large companies offer, over a long term, a prudent opportunity for capital appreciation but, at the same time, selecting a limited number of such issues for inclusion in the Master Fund involves greater risk than including a large number of them.

DEVIATION FROM MARKET CAPITALIZATION WEIGHTING

     The Advisor may exclude the stock of a company that otherwise meets the applicable criteria if the Advisor determines, in its best judgment, that other conditions exist that make the purchase of such stock for the Master Fund inappropriate. The Advisor does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded.

     Deviation from market capitalization weighting also will occur because the Master Fund intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the Master Fund may be reduced from time to time from the level which adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the Master Fund's assets may be invested in interest-bearing obligations, such as money-market instruments, for this purpose, thereby causing further deviation from market capitalization weighting. Such investments would be made on a temporary basis pending investment in equity securities pursuant to the Master Fund's investment objective. A further deviation from market capitalization weighting may occur if the Master Fund invests a portion of its assets in convertible debentures.

     The Master Fund may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, adherence to the policy of market capitalization weighing would otherwise require. While such purchases might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the Master Fund.

     Changes in the composition and relative ranking (in terms of market capitalization and book to market ratio) of the stocks which are eligible for purchase by the Master Fund take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On not less than a semi-annual basis, the Advisor will prepare a current list of eligible large companies with high book to market ratios whose stock are eligible for investment. Only common stocks whose market capitalizations are not less than the minimum on such list will be purchased by the Master Fund. Additional investments will not be made in securities which have depreciated in value to such an extent that they are not then considered by the Advisor to be large companies. This may result in further deviation from market capitalization weighing and such deviation could be substantial if a significant amount of the Master Fund's holdings decrease in value sufficiently to be excluded from the then current market capitalization requirement for eligible securities, but not by a sufficient amount to warrant their sale.

PORTFOLIO TRANSACTIONS


     Securities which have depreciated in value since their acquisition will not be sold by the Master Fund solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. However, securities, including those eligible for purchase, may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale, including, but not limited to, tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will not be sold to realize short-term profits, but, when circumstances warrant, they may be sold without regard to the length of time held. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the policy of maintaining a portfolio of companies with large market capitalizations and high book to market ratios.


                                   SECURITIES LOANS


     The Master Fund is authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While the Master Fund may earn additional income from lending securities, such activity is incidental to the Master Fund's investment objective. The value of securities loaned may not exceed 33 1/3% of the value of the Master Fund's total assets. In connection with such loans, the Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master Fund will be able to terminate the loan at any time and will receive reasonable compensation on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. The Portfolio is also authorized to lend its portfolio securities. However, as long as it holds only shares of the Master Fund, it will not do so.


                                 MALAYSIAN SECURITIES

     As of September 10, 1998, the Master Fund discontinued further investment in Malaysian securities as a consequence of certain restrictions imposed by the Malaysian government on the repatriation of assets by foreign investors such as the Master Fund.

     On September 1, 1998, the Malaysian government announced a series of capital and foreign exchange controls on the Malaysian currency, the ringgit, and on transactions on the Kuala Lumpur Stock Exchange, that operate to severely constrain or prohibit foreign investors, including the Master Fund, from repatriating assets. While there is some confusion in the market concerning the interpretations of these changes, it appears that the Master Fund will not be permitted to convert the proceeds of the sale of its Malaysian investments into U.S. dollars prior to September 1, 1999.


     As a consequence of these developments, the Master Fund has stopped additional investing in Malaysia. With respect to the current Malaysian investments owned, the Master Fund is presently valuing the securities at the current market prices and discounting the U.S. dollar-ringgit currency exchange rate. Pending further clarification from Malaysian regulatory authorities regarding the controls identified above, the Master Fund will treat its investments in Malaysian securities as illiquid. As of the date of this prospectus, Malaysian securities constitute approximately ______ % of the net asset value of the Master Fund. [TO BE UPDATED IN MARCH]


                             MANAGEMENT OF THE PORTFOLIO

     The Advisor serves as investment advisor to the Master Fund. As such, it is responsible for the management of its assets. Investment decisions for the Master Fund are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides the Master Fund with a trading department and selects brokers and dealers to effect securities transactions.

     Securities transactions are placed with a view to obtaining the best price and execution of such transactions. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.


     For the advisory fees that the Portfolio has incurred for the fiscal year ended November 30, 1998, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May, 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $28 billion.


     The Portfolio and the Master Fund each bears all of its own costs and expenses, including: services of its independent accountants, legal counsel, brokerage commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to the Portfolio or the Master Fund are so allocated and expenses which are not allocable to the Portfolio and the Master Fund are borne by the Portfolio or Master Fund on the basis of their relative net assets.

CONSULTING SERVICES


     The Advisor has entered into a Consulting Services Agreement with Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFA Australia"), respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative services to the Advisor with respect to the Master Fund. The Advisor owns 100% of the outstanding shares of DFAL and beneficially owns 100% of DFA Australia.


                   DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES


     The Portfolio distributes substantially all net investment income and any realized net capital gains in December of each year.


     Shareholders of the Portfolio will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio at net asset value (as of the business date following the dividend record date).

     Dividends and distributions paid to a 401(k) plan accumulate free of federal income tax. Whether paid in cash or additional shares and regardless of the length of time the Portfolio's shares have been owned by shareholders who are subject to federal income taxes, distributions from longterm capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. It is anticipated that either none or only a small portion of the distributions made by the Portfolio will qualify for the corporate dividends received deduction because of the Master Fund's investment in foreign equity securities.

     For those investors subject to tax, if purchases of shares of the Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Portfolio.

     Dividends which are declared in December to shareholders of record but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.

     The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares of the Portfolio for shares of another portfolio of the Fund. Any loss incurred on sale or exchange of the Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

     Certain investments by the Master Fund may be subject to special rules which may affect the amount, character and timing of the income to the Master Fund. Some of these rules are referenced in the statement of additional information. Specifically, prospective investors should consult the statement of additional information for further information regarding the extent to which distributions from the Portfolio may be eligible for the dividends received deduction or whether certain foreign tax credits may be available to an investor in the Portfolio.

     In addition to federal taxes, shareholders may be subject to state and local taxes on distributions from the Portfolio to its shareholders and on gains arising on redemption or exchange of the Portfolio's shares.

     The Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

     The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Portfolio.


                                  PURCHASE OF SHARES

     Shares of the Portfolio are sold only (i) to fund deferred compensation plans which are exempt from taxation under section 401(k) of the Internal Revenue Code and (ii) to clients, customers or members of certain institutions.

     Provided that shares of the Portfolio are available under an employer's plan or through an institution, shares may be purchased by following the procedures adopted by the respective employer or institution and approved by the Fund's management for making investments. Shares are available through the Shareholder Services Agent designated under the employer's plan or by the institution. Investors who want to consider investing in the Portfolio should contact their employer or institution for details.

     Institutions which purchase shares of the Portfolio for the accounts of their customers may impose separate charges on those customers for account services. The Fund does not impose a minimum purchase requirement, but investors who wish to purchase shares of the Portfolio should determine whether their employer's plan or institution imposes a minimum transaction requirement.

                                 VALUATION OF SHARES

NET ASSET VALUE


     The net asset values per share of the Portfolio and the Master Fund are calculated as of the close of the NYSE by dividing the total market value of their respective investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio and the Master Fund, respectively. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. Securities held by the Master Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, the Master Fund values such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust.


     Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. The values of foreign securities held by the Master Fund are determined as of such times for the purpose of computing the net asset value of the Master Fund. If events which materially affect the value of the foreign investments occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above. The net asset value per share of the Master Fund is expressed in U.S. dollars by translating the net assets of the Master Fund using the bid price for the dollar as quoted by generally recognized reliable sources.


PUBLIC OFFERING PRICE

     Provided that the Shareholder Services Agent has received the investor's investment instructions in good order and the Portfolio's custodian has received the investor's payment, shares of the Portfolio will be priced at the net asset value calculated next after receipt of the order by PFPC Inc., the transfer agent for the Portfolio. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled in order to recover any resulting loss to the Fund and may prohibit or restrict the manner in which such purchaser may place further orders.

     Management believes that any dilutive effective of the cost of investing the proceeds of the sale of the shares of the Portfolio is minimal and, therefore, the shares of the Portfolio are currently sold at net asset value, without imposition of a fee that would be used to reimburse the Portfolio for such cost ("reimbursement fee"). Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolio and the Master Fund which would be used to defray the costs of investing in securities (such as brokerage commissions, taxes and other transaction costs). Any such charges will be described in the prospectus.

                                  EXCHANGE OF SHARES

     Provided such transactions are permitted under the employer's 401(k) plan or by the institution, investors may exchange shares of the Portfolio for those of the U.S. 6-10 Value Portfolio II or the U.S. Large Cap Value Portfolio II by first completing the necessary documentation as required by the Shareholder Services Agent designated under the employer's plan or by the institution.


     The exchange privilege is not intended to afford shareholders a way to speculate on shortterm movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolio or otherwise adversely affect the Fund, the exchange privilege may be terminated. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing. Exchanges will be accepted only if the Fund may issue the shares of the portfolio being acquired in compliance with the securities laws of the investor's state of residence.


     The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Shareholder Services Agent has received appropriate instructions in the form required by such Shareholder Services Agent.

     There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or loss on the transaction. However, no taxable gain or loss will normally be recognized by investors exchanging through a 401(k) plan. The Fund reserves the right to revise or terminate the exchange privilege or limit the amount of or reject any exchange, as deemed necessary, at any time.


                                 REDEMPTION OF SHARES

REDEMPTION PROCEDURE

     Investors who desire to redeem shares of the Portfolio must furnish a redemption request to the respective Shareholder Services Agent in the form required by such Shareholder Services Agent. The Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a request for redemption in good order.

     Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS

     The Fund reserves the right to redeem a shareholder's account if the value of the shares in the account is $500 or less, whether because of redemptions, a decline in the Portfolio's net asset value per share or any other reason. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Portfolio in order to bring the value of the shares in the account to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

     When in the best interests of the Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund in lieu of cash in accordance with Rule 18f-1 under the Investment Company Act of 1940. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. The Master Fund reserves the right to redeem its shares in the currencies in which its investments are denominated. Investors may incur charges in converting such currencies to dollars and the value of the currencies may be affected by currency exchange fluctuations.


                                 THE FEEDER PORTFOLIO

     Other institutional investors, including other mutual funds, may invest in the Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolio. Please contact the DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401, (301) 395-8005 for information about the availability of investing in the Master Fund other than through the Portfolio.

     The aggregate amount of expenses for the Portfolio and the Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the Master Fund. However, the total expense ratios for the Portfolio and the Master Fund are expected to be less over time than such ratios would be if the Portfolio were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in the Master Fund, including the Portfolio, will pay its proportionate share of the expenses of the Master Fund.

     The shares of the Master Fund will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in the Master Fund by other institutional investors offers potential benefits to the Master Fund, and through its investment in the Master Fund, the Feeder Portfolio also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Fund. Also, if an institutional investor were to redeem its interest in the Master Fund, the remaining investors in the Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in the Master Fund than the Portfolio could have effective voting control over the operation of the Master Fund.

     If the Board of Directors of the Fund determines that it is in the best interest of the Portfolio, it may withdraw its investment in the Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of the Master Fund. A withdrawal by the Portfolio of its investment in the Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by the Master Fund to the Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to the Portfolio. Any net capital gains so realized will be distributed to the Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                                 FINANCIAL HIGHLIGHTS

     The Financial Highlights table is meant to help you understand the Portfolio's financial performance for the period of the Portfolio's operation. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP (formerly Coopers & Lybrand L.L.P.), whose report, along with the Portfolio's financial statements, are included in the Fund's annual report which is available upon request.


              [NOVEMBER 30, 1998 NUMBERS WILL BE ADDED FOR MARCH FILING]


                   (For a share outstanding throughout each period)


                                                           Year           Year           Year           Year          Aug. 3
                                                          Ended          Ended          Ended          Ended           to
                                                         Nov. 30,       Nov. 30,       Nov. 30,       Nov. 30,       Nov. 30,
                                                           1998           1997           1996           1995           1994
                                                         --------       --------       --------       --------       --------

Net Asset Value, Beginning of Period . . . . . . .       [      ]         $11.36         $ 9.95         $ 9.48         $10.00
                                                         --------       ---------       --------       --------       --------

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income. . . . . . . . . . . . . .       [      ]           0.17           0.14           0.13           0.06

  Net Gains or Losses on Securities
    (Both Realized and Unrealized) . . . . . . . .       [      ]          (0.63)          1.28           0.49          (0.52)
                                                         --------       ---------       --------       --------       --------

    Total from Investment Operations . . . . . . .       [      ]          (0.46)          1.42           0.62          (0.46)
                                                         --------       ---------       --------       --------       --------

LESS DISTRIBUTIONS

  Distributions (from Net Investment Income) . . .       [      ]          (0.15)         (0.01)         (0.13)         (0.06)

  Distributions (from Gains) . . . . . . . . . . .       [      ]          (0.10)           ---          (0.02)           ---
                                                         --------       ---------                      --------
    Total Distributions. . . . . . . . . . . . . .       [      ]          (0.25)         (0.01)         (0.15)         (0.06)
                                                         --------       ---------       --------       --------       --------

Net Asset Value, End of Period . . . . . . . . . .       [      ]         $10.65         $11.36         $ 9.95         $ 9.48
                                                         --------       ---------       --------       --------       --------
                                                         --------       ---------       --------       --------       --------

Total Return . . . . . . . . . . . . . . . . . . .       [      ]          (4.15)%       14.28%          6.52%          (4.73)%#

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (thousands). . . . . . .       [      ]        $37,610        $30,018        $14,323        $ 7,643

Ratio of Expenses to Average Net Assets (1). . . .       [      ]          0.63%        0.86%(a)       0.96%(a)      0.96%*(a)

Ratio of Net Investment Income to Average
  Net Assets . . . . . . . . . . . . . . . . . . .       [      ]          1.63%        1.67%(a)       1.63%(a)      2.56%*(a)

Portfolio Turnover Rate. . . . . . . . . . . . . .       [      ]            N/A            N/A            N/A            N/A

Portfolio Turnover Rate of Master Fund . . . . . .       [      ]         22.55%         12.23%          9.75%       1.90%*(b)


     *Annualized
     #Non-Annualized
     (1) Represents the combined ratio for the Portfolio and its respective pro rata share of its Master Fund.
     (a) Had certain waivers and reimbursements not been in effect, the ratios of expenses to average net assets for the periods ended November 30, 1997, 1996, 1995 and 1994, would have been 0.58%, 0.96%, 1.48% and
          12.07%, respectively, and the ratios of net investment income to average net assets, for the periods ended November 30, 1997, 1996, 1995 and 1994, would have been 1.68%, 1.57%, 1.11% and 1.46%, respectively.
     (b)  Master Fund Turnover calculated for the period February 16 to
          November 30, 1994.

                                  SERVICE PROVIDERS


-----------------------------------------------------------------------------------------------
                INVESTMENT ADVISOR               ACCOUNTING SERVICES, DIVIDEND DISBURSING AND
         DIMENSIONAL FUND ADVISORS INC.                          TRANSFER AGENT
          1299 Ocean Avenue, 11th floor                             PFPC INC.
             Santa Monica, CA  90401                          400 Bellevue Parkway
             Tel. No. (310) 3958005                           Wilmington, DE  19809
-----------------------------------------------------------------------------------------------
              CUSTODIAN - DOMESTIC                                LEGAL COUNSEL
                 PNC BANK, N.A.                       STRADLEY, RONON, STEVENS & YOUNG, LLP
   200 Stevens Drive, Airport Business Center               2600 One Commerce Square
                Lester, PA  19113                          Philadelphia, PA  191037098
-----------------------------------------------------------------------------------------------
           CUSTODIAN - INTERNATIONAL                         INDEPENDENT ACCOUNTANTS
                CITIBANK, N.A.                              PRICEWATERHOUSECOOPERS LLP
                111 Wall Street                               2400 Eleven Penn Center
              New York, NY  10005                             19th and Market Streets
                                                              Philadelphia, PA  19103
-----------------------------------------------------------------------------------------------

OTHER AVAILABLE INFORMATION


You can find more information about the Fund and Portfolio in the Fund's Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolio in its last fiscal year.


HOW TO GET THESE AND OTHER MATERIALS:

-    Request free copies from:

     - Your plan administrator - if you are a participant in a 401(k) plan offering the Portfolio.
     - Your shareholder services agent - if you are a client or member of an institution offering the Portfolio.
     - The Fund - if you represent a 401(k) plan sponsor or qualifying institution. Call collect at (310) 395 -8005.

     Additional materials describing the Fund and Portfolio, as well as the Advisor and its investment approach, are also available.

-    Access them on the SEC's Internet site -- http://www.sec.gov.

-    Review and copy them at the SEC's Public Reference Room in Washington D.C.

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549 (you will be charged a copying fee).




DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC. -- Registration No. 811-6067

                                      PROSPECTUS

                                   March ___, 1999

  PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.





                                      [DFA LOGO]



                          DIMENSIONAL INVESTMENT GROUP INC.
--------------------------------------------------------------------------------

    The mutual fund described in this Prospectus offers a variety of investment portfolios. The listed Portfolio: -Has its own investment objective and policies, and is the equivalent of a separate mutual fund. -Is exclusively available to 401(k) plans and clients and members of certain institutions. -Does not charge a sales commission or "load". -Costs less to own than most mutual funds. -Is designed for long-term investors.



                            U.S. 6-10 VALUE PORTFOLIO II

















     THE SECURITIES AND EXCHANGE COMMISSION ("SEC") DOES NOT DECIDE WHETHER ANY MUTUAL FUNDS, INCLUDING THIS ONE (AND ITS PORTFOLIO), ARE GOOD INVESTMENTS.
    RATHER, THE SEC TRIES TO MAKE SURE, BUT CANNOT GUARANTEE, THAT MUTUAL FUNDS
     DISCLOSE IMPORTANT FACTS TO INVESTORS.  IT IS ILLEGAL TO CLAIM OTHERWISE.

                                  TABLE OF CONTENTS



RISK/RETURN SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

     MORE ABOUT THE PORTFOLIO. . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     INVESTMENT OBJECTIVE, STRATEGY AND RISKS. . . . . . . . . . . . . . . . . . . .4
     OTHER RISKS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     RISK AND RETURN BAR CHART AND TABLE . . . . . . . . . . . . . . . . . . . . . .4

FEES AND EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

ANNUAL FUND OPERATING EXPENSES** . . . . . . . . . . . . . . . . . . . . . . . . . .5

HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

     MANAGEMENT AND ADMINISTRATIVE SERVICES. . . . . . . . . . . . . . . . . . . . .6
     DIVIDEND POLICY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     PURCHASE, VALUATION AND REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . .6

INVESTMENT OBJECTIVE AND POLICIES. . . . . . . . . . . . . . . . . . . . . . . . . .7

     PORTFOLIO STRUCTURE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     DEVIATION FROM MARKET CAPITALIZATION WEIGHTING. . . . . . . . . . . . . . . . .7
     PORTFOLIO TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

SECURITIES LOANS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

MANAGEMENT OF THE PORTFOLIO. . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . .9

PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

VALUATION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

     NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     PUBLIC OFFERING PRICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

EXCHANGE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

     REDEMPTION PROCEDURE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     REDEMPTION OF SMALL ACCOUNTS. . . . . . . . . . . . . . . . . . . . . . . . . 11
     IN-KIND REDEMPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

THE FEEDER PORTFOLIO . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

SERVICE PROVIDERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

RISK/RETURN SUMMARY


MORE ABOUT THE PORTFOLIO


[GRAPH] The Master Fund buys securities directly. The Portfolio invests in the Master Fund's shares. The two have the same gross investment returns.

THE PORTFOLIO HAS A SPECIAL STRUCTURE: The Portfolio is a "Feeder Portfolio" -- a portfolio that does not buy individual securities directly. Instead, it invests in a corresponding mutual fund, or "Master Fund", that in turn purchases stocks, and other securities.

POSSIBLE COMPLICATIONS: Designed to reduce costs, the Master-Feeder structure is relatively new and more complex. As a result, the Portfolio might encounter operational or other complications.


MANAGEMENT


Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for the Master Fund. (A Feeder Portfolio does not need an investment manager.) It is also the administrator for the Portfolio and Master Fund. The Advisor has provided institutional investors with investment management services since 1981. It manages about $28 billion [UPDATE AT MARCH FILING].


EQUITY INVESTMENT APPROACH:

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., small company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

[GRAPH] MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.


[GRAPH] MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.

NO MARKET TIMING OR STOCK PICKING: In contrast to some other managers, the Advisor does not take defensive positions in anticipation of negative investment conditions, or try to pick potentially outperforming securities.

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

2.   Creating a sub-set of companies meeting investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).

4.   Purchasing stocks so the portfolio is generally market cap weighted.

MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause securities owned by the Portfolio, and consequently the Portfolio itself, to rise or fall in value.

INVESTMENT OBJECTIVE, STRATEGY AND RISKS


[GRAPH] "Value Stocks": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends or book value. Precise definitions vary.


[GRAPH] In selecting value stocks, the Advisor primarily considers price relative to book value.

-    INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Purchase shares of a Master Fund which buys stocks of small United States companies on a market capitalization weighted basis.

SMALL COMPANY RISK: Securities of small firms are often less liquid than those of large companies. As a result, small company stocks may fluctuate relatively more in price.



OTHER RISKS


SECURITIES LENDING:

The Master Fund purchased by the Portfolio may lend its portfolio securities to generate additional income. If it does so, it will use various strategies (for example, only making fully collateralized and bank guaranteed loans) to reduce related risks.


YEAR 2000 ISSUE:


Unless modified, many computer programs will not properly process information from the year 2000 on. The Advisor has taken steps to ensure that its computers and those of Portfolio and Master Fund service providers (e.g., custodians) will operate properly. The Portfolio and Master Fund may be negatively affected if the Advisor's efforts prove inadequate, and/or year 2000 problems hurt economic conditions generally.





RISK AND RETURN BAR CHART AND TABLE


The Bar Chart and Table below illustrate the risk/return history of the Portfolio. Shown are changes in performance from year to year, and how annual annualized one year and since inception returns compare with those of a broad measure of market performance. Past performance is not an indication of future results.



                  [THE BAR CHART AND TABLE WILL BE UPDATED IN MARCH]

                       DFA 6-10 VALUE PORTFOLIO II


[BAR GRAPH]

                            1995          1996             1997            1998
--------------------------------------------------------------------------------
TOTAL RETURNS (%)           28.84         22.06            30.84           -7.17


                        SEPTEMBER 1994-DECEMBER 1998
                       -------------------------------
                HIGHEST QUARTER                      LOWEST QUARTER
                ---------------                      --------------
               18.20  (7/97-9/97)                  -22.25 (7/98-9/98)

                                            PERIODS ENDING DECEMBER 31, 1998
                                            ---------------------------------
                                              ONE                SINCE 9/94
ANNUALIZED RETURNS (%)                        YEAR                INCEPTION
---------------------------------------------------------------------------
DFA 6-10 VALUE PORTFOLIO II                  -7.17                  14.93

RUSSELL 2000 VALUE INDEX                     -6.44                  14.63




                                  FEES AND EXPENSES

Shareholder Fees (fees paid directly from your investment):  None *

     *Shares of the Portfolio that are purchased through omnibus accounts maintained by securities firms may be subject to a service fee or commission on such purchases.

                           ANNUAL FUND OPERATING EXPENSES**
                  (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

The expenses in the following tables are based on those incurred by the Portfolio and the Master Fund for the fiscal year ended November 30, 1998.


                         [EXPENSES WILL BE UPDATED IN MARCH]



               Management Fee                          0.20%
               Administration Fee                      0.01%
               Other Expenses                          0.27%
               Total Operating Expenses                0.48%***

     **The "Management Fee" is payable by the Master Fund and the "Administration Fee" is payable by the Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Master Fund and the Portfolio. "Other Expenses" include a fee paid to the Shareholder Services Agent of each employer plan or institution at the annual rate of .10% of the aggregate daily value of all shares of the Portfolio that are held in an account maintained by such Shareholder Services Agent, paid on a monthly basis.


     ***Beginning on July 1, 1996, the Advisor agreed to waive its administration fee and to assume expenses of the Portfolio to the extent necessary to keep the cumulative annual expenses to not more than .75% of the average net assets of the Portfolio on an annualized basis. [The Advisor did not need to waive any of its fees for the fiscal year ended November 30, 1998. /After the Advisor's waiver and assumption of expenses, the actual Total Operating Expenses were ___%.] For purposes of this waiver and assumption, the annual expenses are those expenses incurred in any period consisting of twelve consecutive months. The Advisor retains the right in its sole discretion to change or eliminate such waiver and assumption of expenses in the future. Such change will be set forth in the prospectus.


                                       EXAMPLE

This Example is meant to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                          [EXAMPLE WILL BE UPDATED IN MARCH]



          1 YEAR         3 YEARS        5 YEARS        10 YEARS
          ------         -------        -------        --------
           $___           $___           $___            $___

The table summarizes the aggregate estimated annual operating expenses of both the Portfolio and the Master Fund.


                                      HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES

Dimensional Fund Advisors Inc. (the "Advisor" or "DFA") provides the Portfolio with administrative services and also serves as investment advisor to the Master Fund. The Fund contracts with Shareholder Services Agents to provide certain recordkeeping and other services for the benefit of the Portfolio's shareholders. (See "MANAGEMENT OF THE PORTFOLIO.")

DIVIDEND POLICY


The Portfolio distributes dividends from its net investment income and any realized net capital gains in December of each year. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")


PURCHASE, VALUATION AND REDEMPTION OF SHARES

The shares of the Portfolio are offered at net asset value, which is calculated as of the close of the New York Stock Exchange (the "NYSE") on each day that the NYSE is open for business. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. The redemption price of a share of the Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

                          INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Portfolio is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in the U.S. 6-10 Value Series of the Trust (the "Master Fund"), which has the same investment objective and policies as the Portfolio. The Master Fund invests in common stocks of small U.S. companies which the Advisor believes to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). Generally, the shares of a company will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies with the highest positive book to market ratios whose shares are listed on the NYSE, and, except as described below, will be considered eligible for investment. In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. A company will be considered "small" if its market capitalization (i.e., the market price of its common stock multiplied by the number of outstanding shares) is less than the market capitalization of the NYSE-listed company with the median market capitalization of all such listed companies.

PORTFOLIO STRUCTURE

Ordinarily, at least 80% of the assets of the Master Fund will be invested in a broad and diverse group of readily marketable common stocks of small U.S. companies with high book to market ratios, as described above. The Master Fund may invest in futures contracts and options on futures contracts. To the extent that the Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions. The Master Fund will purchase securities that are listed on the principal U.S. national securities exchanges and traded over-the-counter.


The Master Fund is market capitalization weighted. That is, each security is generally purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by the Master Fund is keyed to that security's market capitalization compared to all securities eligible for purchase. It is management's belief that the value stocks of small U.S. companies offer, over a long term, a prudent opportunity for capital appreciation but, at the same time, selecting a limited number of such issues for inclusion in the Master Fund involves greater risk than including a large number of them.


DEVIATION FROM MARKET CAPITALIZATION WEIGHTING

The Advisor may exclude the securities of a company that otherwise meets the applicable criteria described above if the Advisor determines, in its best judgment, that other conditions exist that make the inclusion of such security inappropriate. The Advisor does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded from the Master Fund.

Deviation from strict market capitalization weighting will also occur because the Master Fund intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the Master Fund may be reduced, from time to time, from the level which adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the Master Fund's assets may be invested in high quality, highly liquid fixed income securities, thereby causing further deviation from market capitalization weighting. Such investments would be made on a temporary basis pending investment in equity securities pursuant to the Master Fund's investment objective. The Master Fund may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, adherence to the policy of market capitalization weighting would otherwise require. While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the Master Fund.

Changes in the composition and relative ranking (in terms of market capitalization and book to market ratio) of the stocks which are eligible for purchase by the Master Fund take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On not less than a semi-annual basis, the Advisor will prepare a current list of small U.S. companies with high book to market ratios whose stock is eligible for investment. Only common stocks whose market capitalizations are not more than the maximum on such list will be purchased by the Master Fund. Additional investments will not be made in securities which have appreciated in value to such an extent that they are not then considered by the Advisor to be small companies. This may result in further deviation from market capitalization weighting and such deviation could be substantial if a significant amount of the Master Fund's holdings increase in value sufficiently to be excluded from the then current market capitalization requirement for eligible securities, but not by a sufficient amount to warrant their sale.

PORTFOLIO TRANSACTIONS

As described above, investments will be made in virtually all eligible securities on a market capitalization weighted basis. The Master Fund does not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase.


Generally, securities will be purchased with the expectation that they will be held for longer than one year. The Master Fund may sell portfolio securities when the issuer's market capitalization increases to a level that substantially exceeds that of the issuer with the largest market capitalization which is then eligible for investment by the Master Fund. In addition, the Master Fund may sell portfolio securities when their book to market ratio falls substantially below that of the security with the lowest such ratio that is then eligible for purchase by the Master Fund. The Master Fund anticipates that it will generally retain securities of issuers with relatively smaller market capitalizations for longer periods, despite any decrease in the issuer's book to market ratio. However, securities, including those eligible for purchase, may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale.



                                   SECURITIES LOANS


The Master Fund is authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While the Master Fund may earn additional income from lending securities, such activity is incidental to the Master Fund's investment objective. The value of securities loaned may not exceed 33 1/3% of the value of the Master Fund's total assets. In connection with such loans, the Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master Fund will be able to terminate the loan at any time and will receive reasonable compensation on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. The Portfolio is also authorized to lend its portfolio securities. However, as long as it holds only shares of the Master Fund, it will not do so.


                             MANAGEMENT OF THE PORTFOLIO

The Advisor serves as investment advisor to the Master Fund. As such, it is responsible for the management of its assets. Investment decisions for the Master Fund are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides the Master Fund with a trading department and selects brokers and dealers to effect securities transactions.

Securities transactions are placed with a view to obtaining the best price and execution of such transactions. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.


For the advisory fees the Portfolio has incurred for the fiscal year ended November 30, 1998, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May, 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $28 billion.


The Portfolio and the Master Fund each bears all of its own costs and expenses, including: services of its independent accountants, legal counsel, brokerage commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to the Portfolio or the Master Fund are so allocated and expenses which are not allocable to the Portfolio and the Master Fund are borne by the Portfolio and the Master Fund on the basis of their relative net assets.


                   DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES


The Portfolio distributes substantially all net investment income and any realized net capital gains annually in December of each year.


Shareholders of the Portfolio will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio at net asset value (as of the business date following the dividend record date).

Dividends and distributions paid to a 401(k) plan accumulate free of federal income tax. Whether paid in cash or additional shares and regardless of the length of time the Portfolio's shares have been owned by shareholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. Dividends from net investment income will generally qualify in part for the corporate dividends received deduction. The portion of dividends so qualified depends on the aggregate qualifying dividend income received by the Master Fund from domestic (U.S.) sources.

For those investors subject to tax, if purchases of shares of the Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Portfolio.

Dividends which are declared in December to shareholders of record but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.

The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares of the Portfolio for shares of another portfolio of the Fund. Any loss incurred on sale or exchange of the Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Certain investments by the Master Fund may be subject to special rules which may affect the amount, character and timing of the income to the Master Fund. Some of these rules are referenced in the statement of additional information.

In addition to federal taxes, shareholders may be subject to state and local taxes on distributions from the Portfolio and on gains on redemption or exchange of Portfolio shares.

The Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

The tax discussion set forth above is included for general information only. Prospective investors should consult the statement of additional information. Prospective investors should also consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Portfolio.


                                  PURCHASE OF SHARES

Shares of the Portfolio are sold only (i) to fund deferred compensation plans which are exempt from taxation under section 401(k) of the Internal Revenue Code and (ii) to clients, customers or members of certain institutions. Provided that shares of the Portfolio are available under an employer's plan or through an institution, shares may be purchased by following the procedures adopted by the respective employer or institution and approved by the Fund's management for making investments. Shares are available through the Shareholder Services Agent designated under the employer's plan or by the institution. Investors who want to consider investing in the Portfolio should contact their employer or institution for details. Institutions which purchase shares of the Portfolio for the accounts of their customers may impose separate charges on those customers for account services. The Fund does not impose a minimum purchase requirement, but investors who wish to purchase shares of the Portfolio should determine whether their employer's plan or institution imposes a minimum transaction requirement.


                                 VALUATION OF SHARES

NET ASSET VALUE


The net asset values per share of the Portfolio and the Master Fund are calculated as of the close of the NYSE by dividing the total market value of their respective investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio and the Master Fund, respectively. The value of the Portfolio's shares will fluctuate in relation to the investment experience of the Master Fund. Securities held by the Master Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, the Master Fund values such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust.


PUBLIC OFFERING PRICE

Provided that the Shareholder Services Agent has received the investor's investment instructions in good order and the Custodian has received the investor's payment, shares of the Portfolio will be priced at the net asset value calculated next after receipt of the order by PFPC Inc., the transfer agent for the Portfolio. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled to recover any resulting loss to the Fund and may prohibit or restrict the manner in which such purchaser may place further orders.

Management believes that any dilutive effective of the cost of investing the proceeds of the sale of the shares of the Portfolio will be minimal and, therefore, the shares of the Portfolio are currently sold at net asset value, without imposition of a fee that would be used to reimburse the Portfolio for such cost (a "reimbursement fee"). However, a reimbursement fee may be charged prospectively from time to time based upon the future experience of the Portfolio and the Master Fund which would be used to defray the costs of investing in securities (such as brokerage commissions, taxes and other transaction costs). Any such charge will be described in the prospectus.


                                  EXCHANGE OF SHARES

Provided such transactions are permitted under the employer's 401(k) plan or by the institution, investors may exchange shares of the Portfolio for those of the DFA International Value Portfolio II or the U.S. Large Cap Value Portfolio II by completing the necessary documentation as required by the Shareholder Services Agent designated under the employer's plan or by the institution.


The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolio or otherwise adversely affect the Fund, the exchange privilege may be terminated. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing. Exchanges will be accepted only if the Fund may issue the shares of the portfolio being acquired in compliance with the securities laws of the investor's state of residence.


The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Shareholder Services Agent has received appropriate instructions in the form required by such Shareholder Services Agent.

There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or a loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege or limit the amount of or reject any exchange, as deemed necessary, at any time.


                                 REDEMPTION OF SHARES

REDEMPTION PROCEDURE

Investors who desire to redeem shares of the Portfolio must furnish a redemption request to the respective Shareholder Services Agent in the form required by such Shareholder Services Agent. The Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a request for redemption in good order.

Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS

The Fund reserves the right to redeem a shareholder's account if the value of the shares in the account is $500 or less, whether because of redemptions, a decline in the Portfolio's net asset value per share or any other reason.
Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Portfolio in order to bring the value of the shares in the account to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

When in the best interests of the Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund in lieu of cash. Such distributions will be made in accordance with federal securities laws and regulations governing mutual funds. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.


                                 THE FEEDER PORTFOLIO

Other institutional investors, including other mutual funds, may invest in the Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolio. Please contact the DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401, (301) 395-8005 for information about the availability of investing in the Master Fund other than through the Portfolio.

The aggregate amount of expenses for the Portfolio and the Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the Master Fund. However, the total expense ratios for the Portfolio and the Master Fund are expected to be less over time than such ratios would be if the Portfolio were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in the Master Fund, including the Portfolio, will pay its proportionate share of the expenses of the Master Fund.

The shares of the Master Fund will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in the Master Fund by other institutional investors offers potential benefits to the Master Fund and, through its investment in the Master Fund, the Feeder Portfolio also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Fund. Also, if an institutional investor were to redeem its interest in the Master Fund, the remaining investors in the Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in the Master Fund than the Portfolio could have effective voting control over the operation of the Master Fund.

If the Board of Directors of the Fund determines that it is in the best interest of the Portfolio, it may withdraw its investment in the Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of the Master Fund. A withdrawal by the Portfolio of its investment in the Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by the Master Fund to the Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to the Portfolio. Any net capital gains so realized will be distributed to the Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                                 FINANCIAL HIGHLIGHTS

The Financial Highlights table is meant to help you understand the Portfolio's financial performance for the period of the Portfolio's operation. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP (formerly Coopers & Lybrand L.L.P.), whose report, along with the Portfolio's financial statements, are included in the Fund's annual report which is available upon request.


              [NOVEMBER 30, 1998 NUMBERS WILL BE ADDED FOR MARCH FILING]



                                                           YEAR           YEAR           YEAR          AUG. 3,         YEAR
                                                           ENDED          ENDED          ENDED           TO            ENDED
                                                         NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,
                                                           1998           1997           1996           1995           1994
                                                         --------       --------       --------       --------       --------
Net Asset Value, Beginning of Period . . . . . . .                        $14.67         $12.13          $9.65         $10.00
                                                         --------        --------       ---------       --------      ---------
Income from Investment Operations. . . . . . . . .
  Net Investment Income. . . . . . . . . . . . . .                          0.08           0.08           0.06           0.11
  Net Gains or Losses on Securities
    (Both Realized and Unrealized) . . . . . . . .                          4.77           2.51           2.63          (0.35)
                                                         --------        --------       ---------       --------      ---------
    Total from Investment Operations . . . . . . .                          4.85           2.59           2.69          (0.24)
                                                         --------        --------       ---------       --------      ---------

LESS DISTRIBUTIONS
  Distributions (from Net Investment Income) . . .                         (0.07)         (0.01)         (0.06)         (0.11)
  Distributions (from Gains) . . . . . . . . . . .                         (0.25)         (0.04)         (0.15)            --
                                                         --------        --------       ---------       --------      ---------
    Total Distributions. . . . . . . . . . . . . .                         (0.32)         (0.05)         (0.21)         (0.11)
                                                         --------        --------       ---------       --------      ---------
Net Asset Value, End of Period . . . . . . . . . .                        $19.20         $14.67         $12.13          $9.65
                                                         --------        --------       ---------       --------      ---------
                                                         --------        --------       ---------       --------      ---------
Total Return . . . . . . . . . . . . . . . . . . .                        33.75%         21.39%         27.90%          (2.39)%#

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (thousands). . . . . . .                      $125,061        $40,637        $14,290         $6,055
Ratio of Expenses to Average Net Assets (1). . . .                          0.48%          0.85%(a)       0.96%(a)       0.96%*(a)
Ratio of Net Investment Income to Average
  Net Assets . . . . . . . . . . . . . . . . . . .                          0.62%          0.77%(a)       0.68%(a)       4.78%*(a)
Portfolio Turnover Rate. . . . . . . . . . . . . .                           N/A            N/A            N/A            N/A
Portfolio Turnover Rate of Master Fund . . . . . .                         25.47%         14.91%         20.62%          8.22%(b)


--------------------
*Annualized
#Non-Annualized
(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund.
(a) Had certain waivers and assumptions of expenses not been in effect, the ratios of expenses to average net assets for the periods ended November 30, 1997, 1996, 1995 and 1994 would have been 0.47%, 0.88%, 1.50% and 2.33%, respectively, and the ratios of net investment income to average net assets for the periods ended November 30, 1997, 1996, 1995 and 1994 would have been 0.63%, 0.74%, 0.14% and 3.41%, respectively.
(b)  Master Fund Turnover calculated for the year ended November 30, 1994.

                                  SERVICE PROVIDERS

----------------------------------------------------------------------------------------------------
                INVESTMENT ADVISOR                   ACCOUNTING SERVICES, DIVIDEND DISBURSING AND
          DIMENSIONAL FUND ADVISORS INC.                            TRANSFER AGENT
            1299 Ocean Avenue, 11th floor                              PFPC INC.
               Santa Monica, CA  90401                           400 Bellevue Parkway
              Tel. No. (310) 3958005                              Wilmington, DE  19809
----------------------------------------------------------------------------------------------------
                    CUSTODIAN                                        LEGAL COUNSEL
                  PNC BANK, N.A.                          STRADLEY, RONON, STEVENS & YOUNG, LLP
    200 Stevens Drive, Airport Business Center                 2600 One Commerce Square
                  Lester, PA  19113                           Philadelphia, PA  191037098
----------------------------------------------------------------------------------------------------
                                       INDEPENDENT ACCOUNTANTS
                                     PRICEWATERHOUSECOOPERS LLP
                                        2400 Eleven Penn Center
                                        19th and Market Streets
                                        Philadelphia, PA  19103
----------------------------------------------------------------------------------------------------

OTHER AVAILABLE INFORMATION


You can find more information about the Fund and Portfolio in the Fund's Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolio in its last fiscal year.

HOW TO GET THESE AND OTHER MATERIALS:

-    Request free copies from:

     - Your plan administrator - if you are a participant in a 401(k) plan offering the Portfolio.

     - Your shareholder services agent - if you are a client or member of an institution offering the Portfolio.

     - The Fund - if you represent a 401(k) plan sponsor or qualifying institution. Call collect at (310) 395 -8005.

-    Access them on the SEC's Internet site -- http://www.sec.gov.

-    Review and copy them at the SEC's Public Reference Room in Washington D.C.

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549 (you will be charged a copying fee).



DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC. -- Registration No. 811-6067

                                      PROSPECTUS

                                   March ___, 1999

  PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.


                                      [DFA LOGO]



                          DIMENSIONAL INVESTMENT GROUP INC.
--------------------------------------------------------------------------------

    The mutual fund described in this Prospectus offers a variety of investment portfolios. Each listed Portfolio: -Has its own investment objective and policies, and is the equivalent of a separate mutual fund. -Is exclusively available to 401(k) plans and clients of registered investment advisers. -Does not charge a sales commission or "load". -Costs less to own than most mutual funds. -Is designed for long-term investors.



                          U.S. LARGE CAP VALUE PORTFOLIO III

                    TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

                        DFA INTERNATIONAL VALUE PORTFOLIO III

















     THE SECURITIES AND EXCHANGE COMMISSION ("SEC") DOES NOT DECIDE WHETHER ANY MUTUAL FUNDS, INCLUDING THIS ONE (AND ITS PORTFOLIOS), ARE GOOD INVESTMENTS.
    RATHER, THE SEC TRIES TO MAKE SURE, BUT CANNOT GUARANTEE, THAT MUTUAL FUNDS
     DISCLOSE IMPORTANT FACTS TO INVESTORS.  IT IS ILLEGAL TO CLAIM OTHERWISE.

                                  TABLE OF CONTENTS



RISK/RETURN SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

     MORE ABOUT THE PORTFOLIOS . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     INVESTMENT OBJECTIVES, STRATEGIES AND RISKS . . . . . . . . . . . . . . . . . .4
     OTHER RISKS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     RISK AND RETURN BAR CHARTS AND TABLES . . . . . . . . . . . . . . . . . . . . .5

FEES AND EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

ANNUAL FUND OPERATING EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . .8

HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9

INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . . . . . .9

     DFA INTERNATIONAL VALUE PORTFOLIO III . . . . . . . . . . . . . . . . . . . . .9
     PORTFOLIO STRUCTURE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     MALAYSIAN SECURITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     THE U.S. VALUE PORTFOLIOS . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     PORTFOLIO STRUCTURE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
     TAX MANAGEMENT STRATEGIES . . . . . . . . . . . . . . . . . . . . . . . . . . 11

PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

DEVIATION FROM MARKET CAPITALIZATION WEIGHTING . . . . . . . . . . . . . . . . . . 12

SECURITIES LOANS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

MANAGEMENT OF THE PORTFOLIOS . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

     CONSULTING SERVICES - INTERNATIONAL VALUE SERIES. . . . . . . . . . . . . . . 14

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . 14

PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

     IN KIND PURCHASES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

VALUATION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

     NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

     PUBLIC OFFERING PRICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

EXCHANGE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

     REDEMPTION PROCEDURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
     REDEMPTION OF SMALL ACCOUNTS. . . . . . . . . . . . . . . . . . . . . . . . . 18
     REDEMPTION IN-KIND. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

THE FEEDER PORTFOLIOS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

SERVICE PROVIDERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

     RISK/RETURN SUMMARY


[GRAPHIC] A Master Fund buys securities directly.  A corresponding Feeder
          Portfolio invests in the Master Fund's shares. The two have the same gross investment returns.

MORE ABOUT THE PORTFOLIOS

THE PORTFOLIOS HAVE SPECIAL STRUCTURES: The Portfolios are "Feeder Portfolios" -- portfolios that do not buy individual securities directly. Instead, they invest in corresponding mutual funds called "Master Funds". Master Funds in turn purchase stocks, bonds and/or other securities.

POSSIBLE COMPLICATIONS: Designed to reduce costs, the Master-Feeder structure is relatively new and more complex. As a result, a Portfolio might encounter operational or other complications.

     MANAGEMENT


     Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for the Master Funds. (A Feeder Portfolio does not need an investment manager.) It is also the administrator for all Portfolios and Master Funds. The Advisor has provided institutional investors with investment management services since 1981, and manages about $28 billion [UPDATE AT MARCH FILING].


     EQUITY INVESTMENT APPROACH:

     The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., large company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio
     turnover, and trading costs.   Many other investment managers concentrate
     on reacting to price movements and choosing individual securities.


[GRAPHIC] MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.


[GRAPHIC] MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.

NO MARKET TIMING OR STOCK PICKING: In contrast to some other managers, the Advisor does not take defensive positions in anticipation of negative investment conditions, or try to pick potentially outperforming securities.

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

2.   Creating a sub-set of companies meeting investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).

4.   Purchasing stocks so the portfolio is generally market cap weighted.


TAX MANAGEMENT STRATEGIES:

[GRAPHIC] Shareholders of Tax-Managed U.S.Marketwide Value Portfolio II may save on taxes while they hold their shares. However, they will still have to pay taxes if they sell their shares at a profit.

The Advisor's tax management strategies are designed to minimize taxable distributions to shareholders. Generally, the Advisor buys and sells a tax managed portfolio's securities with the goals of:

1. Delaying the realization of net capital gains (e.g., appreciated stocks might be sold later).

2. Maximizing the extent to which any realized net capital gains are long-term in nature (i.e., taxable at lower capital gains tax rates).

3.   Minimizing dividend income.

MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause the value of securities, and the Portfolios that own them, to rise or fall.

                     INVESTMENT OBJECTIVES, STRATEGIES AND RISKS


[GRAPHIC] "VALUE STOCKS": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends or book value. Precise definitions vary.

[GRAPHIC] In selecting value stocks, the Advisor primarily considers price relative to book value.


     U.S. LARGE CAP VALUE PORTFOLIO III
TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

-    INVESTMENT OBJECTIVE(S):

     -    U.S. LARGE CAP VALUE PORTFOLIO III: Long-term capital appreciation.
     - TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II: Long-term capital appreciation while minimizing federal income taxes on returns.

- INVESTMENT STRATEGY (EACH PORTFOLIO) : Purchase a Master Fund that buys value stocks of United States companies on a market capitalization weighted basis.

- HOW THE PORTFOLIOS DIFFER: The Portfolios focus on different parts of the value stocks universe:

     -    U.S. Large Cap Value Portfolio III -- Large capitalization stocks.
     - Tax-Managed U.S. Marketwide Value Portfolio II - Large, mid and small capitalization issues.

               Only the Tax-Managed Portfolio employs the Advisor's tax management strategies.

DFA INTERNATIONAL VALUE PORTFOLIO III

[GRAPHIC] DFA International Value Portfolio III's foreign currency risks are generally not hedged.

-    INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Purchase a Master Fund that buys value stocks of large non-U.S. companies on a market capitalization weighted basis in each applicable country.

     THE MASTER FUND IN WHICH THE PORTFOLIO INVESTS STOPPED PURCHASING MALAYSIAN STOCKS. This action was taken because the Malaysian government restricted the ability of foreign investors -- including the Master Fund in question -- to withdraw their investments from Malaysia.


     FOREIGN SECURITIES AND CURRENCIES RISK: Investors in foreign securities take the risk that economic or political actions of foreign governments
     will hurt their investments.  Less regulated and/or liquid   securities
     markets and foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar) are also of concern. The latter can be minimized by hedging. However, it may be too expensive to adequately hedge.


OTHER RISKS


DERIVATIVES:

Derivatives are securities, such as futures contracts, whose value is derived from that of other securities or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Master Fund in which DFA International Value Portfolio III invests may use long-term foreign currency futures contracts to hedge foreign currency risks. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work.

INTRODUCTION OF THE EURO:

On January 1, 1999, The European Monetary Union ("EMU") introduced a common currency, the Euro, replacing its members' national currencies. This development will affect DFA International Value Portfolio

III (the Master Fund it buys may invest in EMU countries) to the extent it changes investment practices, opportunities, risks and investor behavior or creates administrative problems. The Advisor and its global custodians are attempting to assure that the Portfolio and Master Fund will be unaffected by any transition related disruptions. However, they cannot guarantee that their
efforts will succeed completely.   The relative value of the U.S. dollar and
Euro will fluctuate. Accordingly, currency risk (discussed above) will continue to apply to any exposure the Portfolio may have (through the Master Fund) to investments in EMU countries.


SECURITIES LENDING:

The Master Funds purchased by the Portfolios may lend their portfolio securities to generate additional income. If they do so, they will use various strategies (for example, only making fully collateralized and bank guaranteed loans) to reduce related risks.


YEAR 2000 ISSUE:


Unless modified, many computer programs will not properly process information from the year 2000 on. While the issue is international in scope, there is particular concern with foreign entities. The Advisor has taken steps to ensure that its computers and those of Portfolio and Master Fund service providers (e.g., custodians) will operate properly. Portfolios and Master Funds may be negatively affected if the Advisor's efforts prove inadequate, and/or year 2000 problems hurt economic conditions generally.





RISK AND RETURN BAR CHARTS AND TABLES


The Bar Charts and Table below illustrate the risk/return history of each Portfolio. Shown are changes in performance from year to year, and how annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance is not an indication of future results. Tax-Managed U.S. Marketwide Value Portfolio II had not begun operations as of November 30, 1998 so no information is available for it.



                 [THE BAR CHARTS AND TABLES WILL BE UPDATED IN MARCH]

                       DFA INTERNATIONAL VALUE PORTFOLIO III

[BAR GRAPH]

                               1996                1997                    1998
--------------------------------------------------------------------------------
TOTAL RETURNS (%)              8.07                -3.03                   15.08


                           MARCH 1995-DECEMBER 1998
                           ------------------------
                HIGHEST QUARTER                      LOWEST QUARTER
                ---------------                      --------------
               17.99  (1/98-3/98)                  -16.80 (7/98-9/98)

                                            PERIODS ENDING DECEMBER 31, 1998
                                            --------------------------------
                                              ONE                SINCE 3/95
ANNUALIZED RETURNS (%)                        YEAR                INCEPTION
---------------------------------------------------------------------------
DFA INTERNATIONAL VALUE PORTFOLIO III        15.08                   9.26

MSCI EAFE INDEX                              19.99                  11.20

                        U.S. LARGE CAP VALUE PORTFOLIO III

[BAR CHART]

                               1996                1997                    1998
--------------------------------------------------------------------------------
TOTAL RETURNS (%)              20.33               28.29                   12.18

                           MARCH 1995-DECEMBER 1998
                           ------------------------
                HIGHEST QUARTER                      LOWEST QUARTER
                ---------------                      --------------
               16.82 (10/98-12/98)                 -17.00 (7/98-9/98)

                                            PERIODS ENDING DECEMBER 31, 1998
                                            ---------------------------------
                                              ONE                SINCE 3/95
ANNUALIZED RETURNS (%)                        YEAR                INCEPTION
---------------------------------------------------------------------------
U.S. LARGE CAP VALUE PORTFOLIO III           12.18                  23.11

RUSSELL 1000 VALUE INDEX                     15.65                  26.41



                                  FEES AND EXPENSES

Shareholder Fees (fees paid directly from your investment):  None *

     *Shares of the Portfolios that are purchased through omnibus accounts maintained by securities firms may be subject to a service fee or commission on such purchases.

                            ANNUAL FUND OPERATING EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

     The expenses in the following tables are based on those incurred by the Portfolios and the corresponding Master Funds for the fiscal year ended November 30, 1998 (except that for the Tax-Managed U.S. Marketwide Value Portfolio II, "Other Expenses" are annualized estimates based on anticipated fees and expenses through the fiscal year ending November 30, 1999).


                         [EXPENSES WILL BE UPDATED IN MARCH]



     DFA INTERNATIONAL VALUE PORTFOLIO III
          Management Fee                               0.20%
          Administration Fee                           0.01%
          Other Expenses                               0.17%
                                                       -----
          Total Operating Expenses                     0.38%

     U.S. LARGE CAP VALUE PORTFOLIO III
          Management Fee                               0.10%
          Administration Fee                           0.01%
          Other Expenses                               0.12%
                                                       -----
          Total Operating Expenses                     0.23%

     TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II
          Management Fee                               0.20%
          Administration Fee                           0.00%
          Other Expenses                               0.13%
                                                       -----
          Total Operating Expenses                     0.33%

     The "Management Fee" is payable by the Master Fund and the "Administration Fee" is payable by the Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Master Fund and the Portfolio.

                                       EXAMPLE

     This Example is meant to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                          [EXAMPLE WILL BE UPDATED IN MARCH]


                                             1 YEAR         3 YEARS        5 YEARS        10 YEARS
                                             ------         -------        -------        --------
DFA International Value Portfolio III         $____          $____          $____           $____

U.S. Large Cap Value Portfolio III            $____          $____          $____           $____

Tax-Managed U.S. Marketwide Value             $____          $____           n/a             n/a
Portfolio II

The table summarizes the aggregate estimated annual operating expenses of both the Portfolios and their Master Funds. The Tax-Managed U.S. Marketwide Value Portfolio II (and its corresponding Master Fund) is new and consequently the above example is based on estimated expenses for the current fiscal year and does not extend over five and ten-year periods.


                                      HIGHLIGHTS


MANAGEMENT AND ADMINISTRATIVE SERVICES

     Dimensional Fund Advisors Inc. (the "Advisor" or "DFA") provides each Portfolio with administrative services and also serves as investment advisor to each Master Fund. (See "MANAGEMENT OF THE PORTFOLIOS.")

DIVIDEND POLICY

     Each Portfolio distributes dividends from its net investment income in December of each year and will distribute any realized net capital gains annually after the end of the Fund's fiscal year in November. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")


PURCHASE, VALUATION AND REDEMPTION OF SHARES

     The shares of the Portfolios are offered at net asset value, which is calculated as of the close of the NYSE on each day that the NYSE is open for business. The value of a Portfolio's shares will fluctuate in relation to the investment experience of its corresponding Master Fund. The redemption price of a share of each Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")




                          INVESTMENT OBJECTIVES AND POLICIES

DFA INTERNATIONAL VALUE PORTFOLIO III




     The investment objective of the DFA International Value Portfolio III is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in the DFA International Value Series of the Trust (the "International Value Series"), which has the same investment objective and policies as the Portfolio. The International Value Series invests in the stocks of large non-U.S. companies which the Advisor believes to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). Generally, the shares of a company in any given country will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies in that country with the highest positive book to market ratios whose shares are listed on a major exchange, and, as described below, will be considered eligible for investment. In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. The International Value Series intends to invest in the stocks of large companies in countries with developed markets. As of the date of this prospectus, the International Value Series may invest in the stocks of large companies in Australia,

Belgium, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As the International Value Series' asset growth permits, it may invest in the stocks of large companies in other developed markets, including Austria and Ireland.

PORTFOLIO STRUCTURE

     Under normal market conditions, at least 65% of the International Value Series' assets will be invested in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries and no more than 40% of the Series' assets will be invested in such companies in any one country. The International Value Series reserves the right to invest in futures contracts and options on futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that the International Value Series invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions.

     As of the date of this prospectus, the International Value Series intends to invest in companies having at least $800 million of market capitalization and the Series will be approximately market capitalization weighted. The Advisor may reset such floor from time to time to reflect changing market conditions.
In determining market capitalization weights, the Advisor, using its best judgment, will seek to eliminate the effect of cross holdings on the individual country weights. As a result, the weighting of certain countries in the International Value Series may vary from their weighting in international indices, such as those published by The Financial Times, Morgan Stanley Capital International or Salomon/Russell. The Advisor, however, will not attempt to account for cross holding within the same country.

     It is management's belief that the value stocks of large companies offer, over a long term, a prudent opportunity for capital appreciation but, at the same time, selecting a limited number of such issues for inclusion in the International Value Series involves greater risk than including a large number of them.

MALAYSIAN SECURITIES

     As of September 10, 1998, the International Value Series discontinued further investment in Malaysian securities as a consequence of certain restrictions imposed by the Malaysian government on the repatriation of assets by foreign investors such as the Series.

     On September 1, 1998, the Malaysian government announced a series of capital and foreign exchange controls on the Malaysian currency, the ringgit, and on transactions on the Kuala Lumpur Stock Exchange, that operate to severely constrain or prohibit foreign investors, including the Series, from repatriating assets. While there is some confusion in the market concerning the interpretations of these changes, it appears that the Series will not be permitted to convert the proceeds of the sale of its Malaysian investments into U.S. dollars prior to September 1, 1999.


     As a consequence of these developments, the International Value Series has stopped trading securities in Malaysia. With respect to the current Malaysian investments owned, the Series is presently valuing the securities at current market prices and discounting the U.S. dollar-ringgit currency exchange rate. Pending further clarification from Malaysian regulatory authorities regarding the controls identified above, the Series will treat its investments in Malaysian securities as illiquid. As of the date of this prospectus, Malaysian securities constitute approximately ______ % of the net asset value of the
International Value Series.   [TO BE UPDATED IN MARCH]

THE U.S. VALUE PORTFOLIOS




     The U.S. Large Cap Value Portfolio III and the Tax-Managed U.S. Marketwide Value Portfolio II are collectively called the "U.S. Value Portfolios" in this Prospectus. The Master Funds in which they invest are collectively called the "U.S. Value Series." The investment objective of each of the U.S. Value Portfolios is to achieve long-term capital appreciation. The U.S. Large Cap Value Portfolio III pursues its objective by investing all of its assets in the U.S. Large Cap Value Series of the Trust which has the same investment objective and policies as the U.S. Large Cap Value Portfolio III. The Tax-Managed U.S. Marketwide Value Portfolio II invests all of its assets in The Tax-Managed U.S. Marketwide Value Series of the Trust, which has the same investment objective and policies as the Tax-Managed U.S. Marketwide Value Portfolio II. Each U.S. Value Series invests in the common stocks of large U.S. companies with shares that have a high book to market ratio. A company's shares will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies with the highest positive book to market ratios whose shares are listed on the NYSE and, except as described below, will be considered eligible for investment. The U.S. Large Cap Value Series will purchase common stocks of companies whose market capitalization (i.e., the market price of its common stock multiplied by the number of outstanding shares) equals or exceeds that of the company having the median market capitalization of companies whose shares are listed on the NYSE. The Tax-Managed U.S. Marketwide Value Series will purchase common stocks of companies whose market capitalizations equal the market capitalizations of companies in the 1st through 8th deciles of companies on the NYSE. In addition, both U.S. Value Series are authorized to invest in private placements of interest-bearing debentures that are convertible into common stock ("privately placed convertible debentures"). Such investments are considered illiquid and the value thereof together with the value of all other illiquid investments may not exceed 15% of the value of each U.S. Value Series' net assets at the time of purchase.

     In addition, The Tax-Managed U.S. Marketwide Value Series will manage its portfolio in a manner that will seek to defer the realization of net capital gains and may seek to minimize the receipt of dividend income in order to minimize taxable distributions to investors. These tax management strategies may, from time to time, cause deviation from market capitalization weightings. Hence, the Series should not be expected to adhere to its market capitalization weightings with the same precision as the U.S. Large Cap Value Series. (See "TAX MANAGEMENT STRATEGIES" below.)

PORTFOLIO STRUCTURE

     Ordinarily, at least 80% of the assets of each U.S. Value Series will be invested in a broad and diverse group of readily marketable common stocks of large U.S. companies with high book to market ratios, as described above. Each U.S. Value Series may invest in futures contracts and options on futures contracts. To the extent that a U.S. Value Series invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions. The U.S. Value Series will purchase securities that are listed on the principal U.S. national securities exchanges and traded over-the-counter.

     It is management's belief that the stocks of large U.S. companies with high book to market ratios offer, over a long term, a prudent opportunity for capital appreciation but, at the same time, selecting a limited number of such issues for inclusion in the U.S. Value Series involves greater risk than including a large number of them.

TAX MANAGEMENT STRATEGIES

     The Tax-Managed U.S. Marketwide Value Series (the "Tax-Managed Series") seeks to minimize the impact of federal taxes on returns by managing its portfolio in a manner that will defer the realization of net capital gains where possible and may minimize dividend income.

     When selling securities, the Tax-Managed Series typically will select the highest cost shares of the specific security in order to minimize the realization of capital gains. In certain cases, the highest cost shares may produce a short-term capital gain. Since short-term capital gains are taxed at higher tax rates than long-term capital gains, the highest cost shares with a long-term holding period may be disposed of instead. The Tax-Managed Series also will seek, when possible, not to dispose of a security until the long-term holding period for capital gains for tax purposes has been satisfied. Additionally, the Tax-Managed Series may, when consistent with all other tax management policies, sell securities in order to realize capital losses. Realized capital losses can be used to offset realized capital gains, thus reducing capital gains distributions. However, realization of capital gains is not entirely within the Advisor's control. Capital gains distributions may vary considerably from year to year; there will be no capital gains distributions in years when the Tax-Managed Series realizes net capital losses. The timing of purchases and sales of securities may be managed to minimize the receipt of dividends to the extent possible. With respect to dividends that are received, the Tax-Managed Series may not be eligible to flow through the dividends received deduction attributable to holdings in U.S. equity securities to corporate shareholders, if because of timing activities, the requisite holding period of the dividend paying stock is not met. Portfolio holdings may be managed to emphasize low-dividend yielding securities.

     The Tax-Managed Series is expected to deviate from its market capitalization weightings to a greater extent than the other Series. For example, the Advisor may exclude the stock of a company that meets applicable market capitalization criterion in order to avoid dividend income, and the Advisor may sell the stock of a company that meets applicable market capitalization criterion in order to realize a capital loss. Additionally, while the U.S. Value Series are managed so that securities will generally be held for longer than one year, the Tax-Managed Series may dispose of any securities whenever the Advisor determines that such disposition would be consistent with the Tax-Managed Series' tax management strategies.

     Although the Advisor seeks to manage the Tax-Managed Series in order to minimize the realization of capital gains and possible taxable dividend income during a particular year, the Tax-Managed Series may nonetheless distribute taxable gains and taxable income to shareholders from time to time.
Furthermore, shareholders may be required to pay taxes on the Tax-Managed Series' capital gains, if any, realized upon the sale of the Tax-Managed Series' assets to meet redemptions of shares of the Tax-Managed Series. The redeeming shareholder will be required to pay taxes on the shareholder's capital gains realized on a redemption, whether paid in cash or in kind, if the amount realized on redemption is greater than the amount of the shareholder's tax basis in the shares sold.

                                PORTFOLIO TRANSACTIONS


     With respect to the Portfolios and Master Funds, investments will generally be made in eligible securities on a market capitalization weighted basis. Securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities which have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor's judgment, circumstances warrant their sale, including, but not limited to, including those eligible for purchase, tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the investment policy of each Portfolio.


                    DEVIATION FROM MARKET CAPITALIZATION WEIGHTING


     The Master Funds are market capitalization weighted. That is, each security is purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by a Master Fund is keyed to that security's market capitalization compared to all securities eligible for purchase. Deviation from strict market capitalization weighting may occur for several reasons. The Advisor may exclude the stock of a company that meets applicable market capitalization criterion if the Advisor determines in its best judgment that the purchase of such stock is inappropriate given other conditions. (The Advisor does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded.) Deviation also will occur because the Advisor intends to purchase in round lots only. Furthermore, the Advisor may reduce the relative amount of any security held from the level of strict adherence to market capitalization weighting, in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of assets may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from strict market capitalization weighting. A further deviation may occur due to investments in privately placed convertible debentures. For the reasons discussed under the subsection "Tax Management Strategies," the Tax-Managed Series is expected to deviate from its market capitalization weightings to a greater extent than the other Series.


     Block purchases of eligible securities may be made at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, securities eligible for purchase or otherwise represented in a portfolio may be acquired in exchange for the issuance of shares. (See "PURCHASE OF SHARES--In Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.

     Changes in the composition and relative ranking (in terms of market capitalization) of the stocks which are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the Advisor will prepare lists of companies with high book to market ratios whose stock is eligible for investment by each Master Fund. Only common stocks whose market capitalizations are at or above the minimum on such list will be purchased. Additional investments generally will not be made in securities which have depreciated in value sufficiently that they are not then considered by the Advisor to be large companies. This may result in further deviation from strict market capitalization weighting. Such deviation could be substantial if a significant amount of a portfolio's holdings decrease in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

                                   SECURITIES LOANS


     The Master Funds are authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While a Master Fund may earn additional income from lending securities, such activity is incidental to a Master Fund's investment objective. The value of securities loaned may not exceed 33 1/3% of the value of a Master Fund's total assets. In connection with such loans, a Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, a Master Fund will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, compensation or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, a Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. Each Portfolio is also authorized to lend its portfolio securities. However, as long as it holds only shares of its corresponding Master Fund, it will not do so.


                             MANAGEMENT OF THE PORTFOLIOS

     The Advisor serves as investment advisor to each Master Fund. As such, it is responsible for the management of their respective assets. Investment decisions for the Master Funds are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides each Master Fund with a trading department and selects brokers and dealers to effect securities transactions.

     Securities transactions are placed with a view to obtaining the best price and execution of such transactions. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.


     For the advisory fees that the Portfolios have incurred for the fiscal year ended November 30, 1998, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May, 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $28 billion.


     The Fund and the Trust bear all of their own costs and expenses, including: services of its independent accountants, legal counsel, brokerage commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to a particular Portfolio or Master Fund are so allocated. Expenses which are not allocable to a particular Portfolio or Master Fund are borne by each Portfolio and Master Fund on the basis of their relative net assets.


CONSULTING SERVICES - INTERNATIONAL VALUE SERIES


     The Advisor has entered into a Consulting Services Agreement with Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFA

Australia"), respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative services to the Advisor with respect to the International Value Series of the Trust. The Advisor owns 100% of the outstanding shares of DFAL and beneficially owns 100% of DFA Australia.

                   DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

     Each Portfolio distributes substantially all of its net investment income in December of each year. Each Portfolio will distribute any realized net capital gains annually after the end of the Fund's fiscal year.

     Special tax rules may apply in determining the income and gains that each Master Fund earns on its investments. These rules may affect the amount of distributions that a Portfolio pays to its shareholders.

     Shareholders of the Portfolios will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio whose shares they hold at net asset value (as of the business date following the dividend record date). Shareholders of the U.S. Large Cap Value Portfolio III and the Tax-Managed U.S. Marketwide Value Portfolio II, who do not own their shares under a 401(k) plan, may select one of the following options upon written notice to PFPC Inc., the transfer agent for each Portfolio:

               Income Option to receive income dividends in cash and capital gains distributions in additional shares at net asset value.

               Capital Gains Option to receive capital gains distributions in cash and income dividends in additional shares at net asset value.

               Cash Option to receive both income dividends and capital gains distributions in cash.

     Each Portfolio receives income in the form of income dividends paid by the corresponding Master Fund. This income, less the expenses incurred in operations, is a Portfolio's net investment income from which income dividends are distributed as described above. A Portfolio also may receive capital gains distributions from the corresponding Master Fund and may realize capital gains upon the redemption of the shares of the Master Fund. Any net realized capital gains of a Portfolio will be distributed as described above. Dividends and distributions paid to a 401(k) plan accumulate free of federal income taxes.

     Whether paid in cash or additional shares and regardless of the length of time a Portfolio's shares have been owned by shareholders, who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional shares. Dividends from net investment income of U.S. Large Cap Value Portfolio III and Tax-Managed U.S. Marketwide Value Portfolio II will generally qualify in part for the corporate dividends received deduction, but the portion of dividends so qualified depends on the aggregate qualifying dividend income received by the corresponding Master Fund from domestic (U.S.) sources. The Tax-Managed Series attempts to time investments in order to minimize receipt of dividends could result in the Series being unable to flow through the dividends received deduction to corporate shareholders. This will occur if the Tax-Managed Series does not hold the stock of a domestic (U.S.) corporation for the requisite holding period to be eligible for pass-through of the dividends received deduction. It is anticipated that either none or only a small portion of the distributions made by the DFA International Value Portfolio III will qualify for the corporate dividends received deduction because of its corresponding Master Fund's investment in foreign equity securities.

     For those investors subject to tax, if purchases of shares of the Portfolios are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Portfolios.

     The Advisor seeks to manage the Tax-Managed Series in order to minimize the realization of net capital gains where possible and may minimize taxable dividend income during a particular year. However, the realization of capital gains and receipt of income is not entirely within the Advisor's control. Thus, capital gains distributions may vary considerably from year to year. There will be no capital gains distributions in years when the Tax-Managed Series realizes net capital losses. Furthermore, the realization of capital gains by a shareholder on the sale of portfolio shares will depend on whether his or her redemption price exceeds his or her tax basis in the shares sold.

     Dividends which are declared in November or December to shareholders of record in such month but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Portfolio and received by the shareholder on December 31 of the calendar year in which they are declared.

     The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares of a Portfolio for shares of another portfolio of the Fund. Any loss incurred on sale or exchange of a Portfolio's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

     Certain investments by the Master Funds may be subject to special rules which may affect the amount, character and timing of the income to the Master Fund. Some of these rules are referenced in the statement of additional information. Specifically, prospective investors should consult the statement of additional information for further information regarding the extent to which distributions from a portfolio may be eligible for the dividends received deduction or whether certain foreign tax credits may be available to an investor in a Portfolio.

     In addition to federal taxes, shareholders may be subject to state and local taxes on distributions from a Portfolio to its shareholders and on gains arising on redemption or exchange of a Portfolio's shares.

     The Portfolios are required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

     The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Portfolios.

                                  PURCHASE OF SHARES

     Shares of the Portfolios are sold only (i) to fund deferred compensation plans which are exempt from taxation under section 401(k) of the

Internal Revenue Code and (ii) to clients of financial advisers.

     Provided that shares of the Portfolios are available under an employer's 401(k) plan, shares may be purchased by following the procedures adopted by the respective employer and approved by Fund management for making investments. Shares are available through the service agent designated under the employer's plan. Investors who are considering an investment in the Portfolios should contact their employer for details. The Fund does not impose a minimum purchase requirement, but investors should determine whether their employer's plan imposes a minimum transaction requirement.

     Investors who are clients of financial advisers should contact their financial adviser with respect to a proposed investment and then follow the procedures adopted by the financial adviser for making purchases. Shares that are purchased or sold through omnibus accounts maintained by securities firms may be subject to a service fee or commission for such transactions. Clients of financial advisers may also be subject to investment advisory fees under their own arrangements with their financial advisers.

     Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

IN KIND PURCHASES

     If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by its corresponding Master Fund or otherwise represented in the portfolios of the Master Fund as described in this prospectus. Shares may also be purchased in exchange for local currencies in which such securities of the International Value Series are denominated. Securities and local currencies to be exchanged which are accepted by the Fund and Fund shares to be issued therefore will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interests, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of the DFA International Value Portfolio III with local currencies should first contact the Advisor for wire instructions.

     The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the corresponding Master Fund and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the corresponding Master Fund may not exceed 5% of the net assets of the Master Fund immediately after the transaction. The Fund will accept such securities for investment and not for resale.

     A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor.

                                 VALUATION OF SHARES

NET ASSET VALUE

     The net asset value per share of each Portfolio and Master Fund is calculated as of the close of the NYSE by dividing the total market value of its investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio or Master Fund. The value of each Portfolio's shares will fluctuate in relation to the investment experience of the corresponding Master Fund. Securities held by a Master Fund which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, such securities are valued at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust.

     Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. The values of foreign securities held by the International Value Series are determined as of such times for the purpose of computing the net asset value of the Master Fund. If events which materially affect the value of the foreign investments occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above. The net asset value per share of the International Value Series is expressed in U.S. dollars by translating the net assets of the Master Fund using the bid price for the dollar as quoted by generally recognized reliable sources.

PUBLIC OFFERING PRICE

     Provided that a financial adviser or service agent designated under a 401(k) plan has received the investor's investment instructions in good order and a Portfolio's custodian has received the investor's payment, shares of the Portfolio selected will be priced at the net asset value calculated next after receipt of the order by PFPC Inc., the transfer agent for the Portfolios. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled to recover any resulting loss to the Fund and may prohibit or restrict the manner in which such purchaser may place further orders.

     Management believes that any dilutive effect of the cost of investing the proceeds of the sale of the shares of the Portfolios is minimal and, therefore, the shares of the Portfolios are currently sold at net asset value, without imposition of a fee that would be used to reimburse a Portfolio for such cost ("reimbursement fee"). Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolios and their corresponding Master Funds. Any such charges will be described in the prospectus.

                                  EXCHANGE OF SHARES

     An investor who is a client of a financial adviser may exchange shares of one Portfolio for those of another Portfolio described in this prospectus or a portfolio of DFA Investment Dimensions Group Inc., an open-end, management investment company ("DFAIDG"), by first contacting its financial adviser and completing the documentation required by the financial adviser. Exchanges are accepted only into those portfolios of DFAIDG that are eligible for the exchange privilege of DFAIDG. In addition, exchanges are not accepted into or from the DFA International Value Portfolio III. Investors should contact their financial advisor for a list of those portfolios of DFAIDG that accept exchanges.

     An investor who has invested through an employer's 401(k) plan may exchange shares of other Fund portfolios that are offered through the plan by completing the necessary documentation as required by the service agent designated under the employer's plan and the Advisor. Please contact the service agent of your plan for further information.


     The minimum amount for an exchange is $100,000. The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolios or otherwise adversely affect the Fund or DFAIDG, the exchange privilege may be terminated and any proposed exchange is subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the Portfolio and of the portfolio of DFAIDG involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of the Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.


     With respect to shares held by clients of financial advisers, the redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the Advisor has received an Exchange Form in good order, plus any applicable reimbursement fee on purchases by exchange. "Good order" means a completed Exchange Form specifying the dollar amount to be exchanged, signed by all registered owners of the shares; and if the Fund does not have on file the authorized signatures for the account, a guarantee of the signature of each registered owner by a commercial bank, trust company or member of a recognized stock exchange. Exchanges will be accepted only if the registrations of the two accounts are identical, stock certificates have not been issued and the Fund may issue the shares of the portfolio being acquired in compliance with the securities laws of the investor's state of residence.

     With respect to shares held under a 401(k) plan, the redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the plan's service agent has received appropriate instructions in the form required by such service agent plus any applicable reimbursement fee on purchases by exchange, and provided that such service agent has provided proper documentation to the Advisor.

     There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. An exchange is treated as a redemption and a purchase. Therefore, an investor could realize a taxable gain or loss on the transaction. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of or reject any exchange, or waive the minimum amount requirement as deemed necessary, at any time.

                                 REDEMPTION OF SHARES

REDEMPTION PROCEDURES

     An investor who desires to redeem shares of a Portfolio must furnish a redemption request to its financial adviser or to the service agent designated under a 401(k) plan in the form required by such financial adviser or service agent. The Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a request for redemption in good order by PFPC Inc.

     Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS

     With respect to each Portfolio, the Fund reserves the right to redeem a shareholder's account if the value of the shares in a specific account is $500 or less, whether because of redemptions, a decline in the Portfolio's net asset value per share or any other reason. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Fund in order to bring the value of the shares in the account for a specific Portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

REDEMPTION IN-KIND

     When in the best interest of a Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund in lieu of cash in accordance with Rule 18f-1 under the Investment Company Act of 1940. The International Value Series reserves the right to redeem its shares in the currencies in which its investments are denominated. Investors may incur brokerage charges and other transaction costs selling such securities and converting such currencies to dollars. Also, the value of currencies may be affected by currency exchange fluctuations. The Tax-Managed U.S. Marketwide Value Portfolio II and the Tax-Managed Series are authorized to make redemption payments solely by a distribution of portfolio securities, or a combination of securities and cash, when it is determined by the Advisor to be consistent with the tax management strategies described in this prospectus and applicable legal and regulatory requirements.

                                THE FEEDER PORTFOLIOS

     Other institutional investors, including other mutual funds, may invest in each Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolios. Please contact the DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401, (301) 395-8005 for information about the availability of investing in a Master Fund other than through a Portfolio.

     The aggregate amount of expenses for a Portfolio and the corresponding

Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the corresponding Master Fund. However, the total expense ratios for the Portfolios and the Master Funds are expected to be less over time than such ratios would be if the Portfolios were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in a Master Fund, including a Portfolio, will pay its proportionate share of the expenses of that Master Fund.

     The shares of the Master Funds will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in a Master Fund by other institutional investors offers potential benefits to the Master Funds, and through their investment in the Master Funds, the Portfolios also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Funds. Also, if an institutional investor were to redeem its interest in a Master Fund, the remaining investors in that Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in a Master Fund than the corresponding Portfolio could have effective voting control over the operation of the Master Fund.

     If the Board of Directors of the Fund determines that it is in the best interest of a Portfolio, it may withdraw its investment in a Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of a Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of its corresponding Master Fund. A withdrawal by a Portfolio of its investment in the corresponding Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by a Master Fund to a Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to such Portfolio. Any net capital gains so realized will be distributed to that Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                                 FINANCIAL HIGHLIGHTS

     The Financial Highlights table is meant to help you understand each Portfolio's financial performance for the period of that Portfolio's operations, as indicated by the table. No Financial Highlights are shown for the Tax-Managed U.S. Marketwide Value Portfolio II, because it had not begun operations by November 30, 1998. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP (formerly Coopers & Lybrand L.L.P.), whose report, along with the Portfolios' financial statements (except the Tax-Managed U.S. Marketwide Value Portfolio II), are included in the Fund's annual report which is available upon request.


              [NOVEMBER 30, 1998 NUMBERS WILL BE ADDED FOR MARCH FILING]


                        DFA INTERNATIONAL VALUE PORTFOLIO III
                   (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     YEAR           YEAR           YEAR         FEB. 3,
                                                                     ENDED          ENDED          ENDED           TO
                                                                   NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,
                                                                     1998           1997           1996           1995
                                                                   --------       --------       --------       --------
Net Asset Value, Beginning of Period . . . . . . . . . . . .       [      ]        $ 12.39        $ 10.81        $ 10.00
                                                                                  --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income. . . . . . . . . . . . . . . . . . .       [      ]           0.21           0.21           0.17
  Net Gains or Losses on Securities
    (Both Realized and Unrealized) . . . . . . . . . . . . .       [      ]          (0.69)          1.38           0.84
                                                                                  --------       --------       --------
    Total from Investment Operations . . . . . . . . . . . .       [      ]          (0.48)          1.59           1.01
                                                                                  --------       --------       --------

LESS DISTRIBUTIONS

Dividends (from Net Investment Income) . . . . . . . . . . .       [      ]          (0.22)         (0.01)         (0.17)

  Distributions (from Gains) . . . . . . . . . . . . . . . .       [      ]          (0.12)           ---          (0.03)
                                                                                  --------       --------       --------

    Total Distributions. . . . . . . . . . . . . . . . . . .       [      ]          (0.34)         (0.01)         (0.20)
                                                                                  --------       --------       --------

Net Asset Value, End of Period . . . . . . . . . . . . . . .       [      ]        $ 11.57        $ 12.39        $ 10.81
                                                                                  --------       --------       --------
                                                                                  --------       --------       --------

Total Return . . . . . . . . . . . . . . . . . . . . . . . .       [      ]          (3.91)%        14.76%         10.04%#

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (thousands). . . . . . . . . . . .       [      ]       $282,818       $242,371       $146,952

Ratio of Expenses to Average Net Assets (1). . . . . . . . .       [      ]           0.38%          0.45%          0.51%*

Ratio of Net Investment Income to Average Net Assets . . . .       [      ]           1.88%          2.03%          2.29%*

Portfolio Turnover Rate. . . . . . . . . . . . . . . . . . .       [      ]            N/A            N/A            N/A

Portfolio Turnover Rate of Master Fund . . . . . . . . . . .       [      ]          22.55%         12.23%          9.75%(a)

*Annualized
#Non-Annualized
(1) Represents the respective combined ratio for the Portfolio and its respective pro-rata share of its Master Fund.
(a)  Master Fund Turnover calculated for the year ended November 30, 1995.

                          U.S. LARGE CAP VALUE PORTFOLIO III
                   (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                     YEAR           YEAR           YEAR         FEB. 3,
                                                                     ENDED          ENDED          ENDED           TO
                                                                   NOV. 30,       NOV. 30,       NOV. 30,       NOV. 30,
                                                                     1998           1997           1996           1995
                                                                   --------       --------       --------       --------
Net Asset Value, Beginning of Period. . . . . . . . . . . .                        $ 15.76        $ 12.92        $ 10.00
                                                                                  --------       --------       --------

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income . . . . . . . . . . . . . . . . . .                           0.32           0.28           0.23

  Net Gains or Losses on Securities
    (Both Realized and Unrealized). . . . . . . . . . . . .                           3.52           2.60           3.09
                                                                                  --------       --------       --------

    Total from Investment Operations. . . . . . . . . . . .                           3.84           2.88           3.32
                                                                                  --------       --------       --------

LESS DISTRIBUTIONS

Dividends (from Net Investment Income). . . . . . . . . . .                          (0.29)         (0.04)         (0.23)

  Distributions (from Gains). . . . . . . . . . . . . . . .                          (0.29)           ---          (0.17)
                                                                                  --------       --------       --------

    Total Distributions . . . . . . . . . . . . . . . . . .                          (0.58)         (0.04)         (0.40)
                                                                                  --------       --------       --------

Net Asset Value, End of Period. . . . . . . . . . . . . . .                        $ 19.02        $ 15.76        $ 12.92
                                                                                  --------       --------       --------
                                                                                  --------       --------       --------

Total Return. . . . . . . . . . . . . . . . . . . . . . . .                          25.23%         22.34%         33.27%#

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (thousands) . . . . . . . . . . .                       $471,038       $379,974       $135,043

Ratio of Expenses to Average Net Assets (1) . . . . . . . .                           0.23%          0.26%          0.31%*

Ratio of Net Investment Income to Average Net Assets. . . .                           1.79%          2.29%          2.82%*

Portfolio Turnover Rate . . . . . . . . . . . . . . . . . .                            N/A            N/A            N/A

Portfolio Turnover Rate of Master Fund. . . . . . . . . . .                          17.71%         20.12%         29.41%(a)


*Annualized
#Non-Annualized
(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund.
(a)  Master Fund Turnover calculated for the year ended November 30, 1995.

                                  SERVICE PROVIDERS

----------------------------------------------------------------------------------------------------
                     INVESTMENT ADVISOR               ACCOUNTING SERVICES, DIVIDEND DISBURSING AND
               DIMENSIONAL FUND ADVISORS INC.                        TRANSFER AGENT
                 1299 Ocean Avenue, 11th floor                          PFPC INC.
                    Santa Monica, CA  90401                       400 Bellevue Parkway
                   Tel. No. (310) 3958005                        Wilmington, DE  19809
----------------------------------------------------------------------------------------------------
                    CUSTODIAN - DOMESTIC                              LEGAL COUNSEL
                       PNC BANK, N.A.                    STRADLEY, RONON, STEVENS & YOUNG, LLP
         200 Stevens Drive, Airport Business Center             2600 One Commerce Square
                       Lester, PA  19113                       Philadelphia, PA  191037098
----------------------------------------------------------------------------------------------------
                   CUSTODIAN - INTERNATIONAL                     INDEPENDENT ACCOUNTANTS
                       CITIBANK, N.A.                          PRICEWATERHOUSECOOPERS LLP
                        111 Wall Street                         2400 Eleven Penn Center
                      New York, NY  10005                       19th and Market Streets
                                                                 Philadelphia, PA  19103
----------------------------------------------------------------------------------------------------

OTHER AVAILABLE INFORMATION


You can find more information about the Fund and its Portfolios in the Fund's Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolios in their last fiscal year.


HOW TO GET THESE AND OTHER MATERIALS:

-    Request free copies from:

     - Your plan administrator - if you are a participant in a 401(k) plan offering the Portfolios.
     - Your investment advisor - if you are a client of an investment advisor who has invested in the Portfolios on your behalf.
     - The Fund - if you represent a 401(k) plan sponsor or registered investment advisor. Call collect at (310) 395 -8005.

     Additional materials describing the Fund and Portfolios, as well as the Advisor and its investment approach, are also available.

-    Access them on the SEC's Internet site -- http://www.sec.gov.

-    Review and copy them at the SEC's Public Reference Room in Washington D.C.

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549 (you will be charged a copying fee).



DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC. -- Registration No. 811-6067

                                     PROSPECTUS
                                  March ___, 1999
   PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.


                                      [DFA LOGO]

                          DIMENSIONAL INVESTMENT GROUP INC.
--------------------------------------------------------------------------------

  The mutual fund described in this Prospectus offers a variety of investment portfolios. Each listed Portfolio: -Has its own investment objective and policies, and is the equivalent of a separate mutual fund. -Is exclusively available to 401(k) plans. -Does not charge a sales commission or "load". -Costs less to own than most mutual funds. -Is designed for long-term investors.



                        DFA INTERNATIONAL VALUE PORTFOLIO IV

                           EMERGING MARKETS PORTFOLIO II












     THE SECURITIES AND EXCHANGE COMMISSION ("SEC") DOES NOT DECIDE WHETHER ANY MUTUAL FUNDS, INCLUDING THIS ONE (AND ITS PORTFOLIOS), ARE GOOD INVESTMENTS.
    RATHER, THE SEC TRIES TO MAKE SURE, BUT CANNOT GUARANTEE, THAT MUTUAL FUNDS
     DISCLOSE IMPORTANT FACTS TO INVESTORS.  IT IS ILLEGAL TO CLAIM OTHERWISE.

                                  TABLE OF CONTENTS


RISK/RETURN SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

     MORE ABOUT THE PORTFOLIOS . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     INVESTMENT OBJECTIVES, STRATEGIES AND RISKS . . . . . . . . . . . . . . . . . .4
     OTHER RISKS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     RISK AND RETURN BAR CHARTS AND TABLES . . . . . . . . . . . . . . . . . . . . .5

FEES AND EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7

ANNUAL FUND OPERATING EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . .7

HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . . . . . .8

     DFA INTERNATIONAL VALUE PORTFOLIO IV. . . . . . . . . . . . . . . . . . . . . .8
     PORTFOLIO STRUCTURE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
     DEVIATION FROM MARKET CAPITALIZATION WEIGHTING. . . . . . . . . . . . . . . . .9
     EMERGING MARKETS PORTFOLIO II . . . . . . . . . . . . . . . . . . . . . . . . 10
     PORTFOLIO STRUCTURE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

MALAYSIAN SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

SECURITIES LOANS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

MANAGEMENT OF THE PORTFOLIOS . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . 13

PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

VALUATION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

EXCHANGE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

THE FEEDER PORTFOLIOS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

SERVICE PROVIDERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21

RISK/RETURN SUMMARY


MORE ABOUT THE PORTFOLIOS


[GRAPHIC]   A Master Fund buys securities directly.  A corresponding Feeder
            Portfolio invests in the Master Fund's shares. The two have the same gross investment returns.

THE PORTFOLIOS HAVE SPECIAL STRUCTURES: The Portfolios are "Feeder Portfolios" -- portfolios that do not buy individual securities directly. Instead, they invest in corresponding mutual funds called "Master Funds". Master Funds in turn purchase stocks, bonds and/or other securities.

POSSIBLE COMPLICATIONS: Designed to reduce costs, the Master-Feeder structure is relatively new and more complex. As a result, a Portfolio might encounter operational or other complications.

            MANAGEMENT

            Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for the Master Funds. (A Feeder Portfolio does not need an investment manager.) It is also the administrator for all Portfolios and Master Funds. The Advisor has provided institutional investors with investment management services since 1981, and manages about $28 billion [UPDATE AT TIME OF MARCH FILING].

            EQUITY INVESTMENT APPROACH:

            Dimensional Fund Advisors Inc. (the "Advisor") believes that equity investing should involve a long-term view and a focus on asset class (e.g., large company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and
            trading costs.   Many other investment managers concentrate on
            reacting to price movements and choosing individual securities.

[GRAPHIC]   MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.


[GRAPHIC]   MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation


NO MARKET TIMING OR STOCK PICKING: In contrast to some other managers, the Advisor does not take defensive positions in anticipation of negative investment conditions, or try to pick potentially outperforming securities.

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, stocks of larger non-U.S. companies).

2.   Creating a sub-set of companies meeting investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).

4.   Purchasing stocks so the portfolio is generally market cap weighted.

MARKET RISK: Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause the value of securities, and the Portfolios that own them, to rise or fall.


                     INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

[GRAPHIC]   "VALUE STOCKS":  Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends or book value. Precise definitions vary.

[GRAPHIC]   In selecting value stocks, the Advisor primarily considers price relative to book value.

[GRAPHIC]   The Portfolios' foreign currency risks are generally not hedged.

DFA INTERNATIONAL VALUE PORTFOLIO IV

-    INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Purchase a Master Fund that buys value stocks of large non-U.S. companies on a market capitalization weighted basis in each applicable country.

THE MASTER FUND IN WHICH THE PORTFOLIO INVESTS STOPPED PURCHASING MALAYSIAN STOCKS. This action was taken because the Malaysian government restricted the ability of foreign investors -- including the Master Fund in question -- to withdraw their investments from Malaysia.

FOREIGN SECURITIES AND CURRENCIES RISK: Investors in foreign securities take the risk that economic or political actions of foreign governments will hurt their investments. Less regulated and/or liquid securities markets and foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar) are also of concern. The latter can be minimized by hedging. However, it may be too expensive to adequately hedge.


EMERGING MARKETS PORTFOLIO II

-    INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Invest in a Master Fund that buys stocks of larger emerging markets companies.

EMERGING MARKETS RISK: Numerous emerging countries have recently experienced serious, and potentially continuing, economic and political problems. Stock markets in many emerging countries are relatively small, expensive and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under emergency conditions. Risks generally associated with foreign securities and currencies also apply.


OTHER RISKS


DERIVATIVES:

Derivatives are securities, such as futures contracts, whose value is derived from that of other securities or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Master Fund in which DFA International Value Portfolio IV invests may use long-term foreign currency contracts to hedge foreign currency risks. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work.


INTRODUCTION OF THE EURO:

On January 1, 1999, The European Monetary Union ("EMU") introduced a common currency, the Euro, replacing its members' national currencies. This development will affect DFA International Value Portfolio IV (the Master Fund it buys may invest in EMU countries) to the extent it changes investment practices, opportunities, risks and investor behavior or creates administrative problems. The Advisor and its global custodians are attempting to assure that the Portfolio and Master Fund will be unaffected by any transition related disruptions. However, they cannot guarantee that their efforts will succeed
completely.   The relative value of the U.S. dollar and Euro will fluctuate.
Accordingly, currency risk (discussed above) will continue to apply to any exposure the Portfolio may have (through the Master Fund) to investments in EMU countries.

SECURITIES LENDING:

The Master Funds purchased by the Portfolios may lend their portfolio securities to generate additional income. If they do so, they will use various strategies (for example, only making fully collateralized and bank guaranteed loans) to reduce related risks.

YEAR 2000 ISSUE:

Unless modified, many computer programs will not properly process information from the year 2000 on. While the issue is international in scope, there is particular concern with foreign entities. The Advisor has taken steps to ensure that its computers and those of Portfolio and Master Fund service providers (e.g., custodians) will operate properly. Portfolios and Master Funds may be negatively affected if the Advisor's efforts prove inadequate, and/or Year 2000 problems hurt economic conditions generally.



RISK AND RETURN BAR CHARTS AND TABLES


The Bar Charts and Tables below illustrate the risk/return history of each Portfolio. Shown are changes in performance from year to year, and how annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance is not an indication of future results.



                [THE BAR CHARTS AND TABLES WILL BE UPDATED IN MARCH.]

                              DFA INTERNATIONAL
                             VALUE PORTFOLIO IV

[BAR GRAPH]

                                             1998
--------------------------------------------------------------------------------
TOTAL RETURNS (%)                            15.55


                         SEPTEMBER 1997-DECEMBER 1998
                        ------------------------------
                HIGHEST QUARTER                      LOWEST QUARTER
                ---------------                      --------------
               18.10  (1/98-3/98)                  -16.79 (7/98-9/98)

                                            PERIODS ENDING DECEMBER 31, 1998
                                            --------------------------------
                                              ONE                SINCE 9/97
ANNUALIZED RETURNS (%)                        YEAR                INCEPTION
---------------------------------------------------------------------------
DFA INTERNATIONAL VALUE PORTFOLIO IV         15.55                   9.40

MSCI EAFE INDEX                              19.99                  11.20


                              EMERGING MARKETS
                                PORTFOLIO II

[BAR CHART]

                                             1998
--------------------------------------------------------------------------------
TOTAL RETURNS (%)                           -8.37

                        SEPTEMBER 1997-DECEMBER 1998
                       -------------------------------
                HIGHEST QUARTER                      LOWEST QUARTER
                ---------------                      --------------
               32.08 (10/98-12/98)                 -21.84 (7/98-9/98)


                                            PERIODS ENDING DECEMBER 31, 1998
                                            ---------------------------------
                                              ONE                SINCE 9/97
ANNUALIZED RETURNS (%)                        YEAR                INCEPTION
---------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO II                 -8.37                -17.71

MSCI EMERGING MARKETS FREE INDEX             -27.52                -30.88

                                  FEES AND EXPENSES

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

            REIMBURSEMENT FEE (AS PERCENTAGE OF OFFERING PRICE)

            Emerging Markets Portfolio II(1)                  0.50%

            (1) Reimbursement fees are charged to purchasers of the Emerging Markets Portfolio II's shares for reimbursement of the Portfolio's corresponding Master Fund. They serve to offset costs incurred by the Master Fund when investing the proceeds from the sale of shares and therefore stabilize the return of the Master Fund for all existing shareholders.

                           ANNUAL FUND OPERATING EXPENSES*
                  (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

     Except as indicated below, the expenses in the following tables are based on those incurred by the Portfolios and the corresponding Master Funds for the fiscal year ended November 30, 1998.

                         [EXPENSES WILL BE UPDATED IN MARCH]


     DFA INTERNATIONAL VALUE PORTFOLIO IV
          Management Fee                      ___%
          Administration Fee                  ___%
          Other Expenses                      ___%
          Total Operating Expenses           0.47%**


     EMERGING MARKETS PORTFOLIO II
          Management Fee                      ___%
          Administration Fee                  ___%
          Other Expenses                      ___%
          Total Operating Expenses           1.75%**


     * The "Management Fee" is payable by the Master Fund and the "Administration Fee" is payable by the Portfolio. The amount set forth in "Other Expenses" represents the aggregate amount that is payable by both the Master Fund and the Portfolio.

     ** After the sponsors' contributions and the Advisor's waiver of the administration fee with respect to the Emerging Markets Portfolio II, the actual total annual operating expenses are 0% for each Portfolio for the fiscal year ended November 30, 1998. Each sponsor of a Plan which invests in a Portfolio will make a voluntary, monthly contribution to the Portfolio in an amount equal to that portion of the aggregate fees and expenses incurred by the Portfolio relating to the Plan's investment. Such contributions will be made in accordance with the sponsor's practice of bearing the expenses of administering the Plan's investments. In addition, effective August 1, 1997, the Advisor has agreed to waive the administration fee of 0.40% per year on the first $50 million of average net assets payable by the Emerging Markets Portfolio II. Such fee waiver arrangement may be terminated by the Advisor at any time. The Plan sponsors may terminate their contributions to the Portfolios after sixty days written notice to the Fund.

                                       EXAMPLE

     This Example is meant to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         [EXAMPLE WILL BE UPDATED IN MARCH.]


                                             1 YEAR        3 YEARS        5 YEARS       10 YEARS
                                             ------        -------        -------       --------
DFA International Value Portfolio IV          $___          $___           $___           $___
Emerging Markets Portfolio II                 $___          $___           $___           $___



     The table summarizes the aggregate estimated annual operating expenses of both the Portfolios and their Master Funds.

                                      HIGHLIGHTS


MANAGEMENT AND ADMINISTRATIVE SERVICES


     Dimensional Fund Advisors Inc. (the "Advisor" or "DFA") provides each Portfolio with administrative services and also serves as investment advisor to each Series. (See "MANAGEMENT OF THE PORTFOLIOS.")

DIVIDEND POLICY

     Each Portfolio distributes dividends from its net investment income in December of each year and will distribute any realized net capital gains annually after the end of the Fund's fiscal year in November. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

PURCHASE, VALUATION AND REDEMPTION OF SHARES

     The shares of the DFA International Value Portfolio IV are offered at net asset value, which is calculated as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for business. The shares of the Emerging Markets Portfolio II may be purchased at a public offering price which is equal to the net asset value of its shares plus a reimbursement fee equal to
 .50% of the value of such shares. The value of a Portfolio's shares will fluctuate in relation to the investment experience of its corresponding Master Fund. The redemption price of a share of each Portfolio is equal to its net asset value. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")



                          INVESTMENT OBJECTIVES AND POLICIES

DFA INTERNATIONAL VALUE PORTFOLIO IV



     The investment objective of the DFA International Value Portfolio IV is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in the International Value Series of the Trust, which has the same investment objective and policies as the Portfolio. The International Value Series invests in the stocks of large non-U.S. companies which the Advisor believes to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). Generally, the shares of a company in any given country will be considered to have a high book to market ratio if the ratio equals or exceeds the ratios of any of the 30% of companies in that country with the highest positive book to market ratios whose shares are listed on a major exchange, and, as described below, will be considered eligible for investment. In measuring value, the Advisor may consider additional factors such as cash flow, economic conditions and developments in the issuer's industry. The International Value Series intends to invest in the stocks of large companies in countries with developed markets. As of the date of this prospectus, the International Value Series may invest in the stocks of large companies in Australia, Belgium, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As the International Value Series' asset growth permits, it may invest in the stocks of large companies in other developed markets, including Austria and Ireland.

PORTFOLIO STRUCTURE

     Under normal market conditions, at least 65% of the International Value Series' assets will be invested in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries and no more than 40% of the Series' assets will be invested in such companies in any one country. The International Value Series reserves the right to invest in index futures contracts and options on futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that the International Value Series invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not purchase futures contracts or options thereon, if, as a result, more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such positions.

     As of the date of this prospectus, the International Value Series intends to invest in companies having at least $800 million of market capitalization and the Series will be approximately market capitalization weighted. The Advisor may reset such floor from time to time to reflect changing market conditions.
In determining market capitalization weights, the Advisor, using its best judgment, will seek to eliminate the effect of cross holdings on the individual country weights. As a result, the weighting of certain countries in the International Value Series may vary from their weighting in international indices, such as those published by The Financial Times, Morgan Stanley Capital International or Salomon/Russell. The Advisor, however, will not attempt to account for cross holding within the same country.

     It is management's belief that the value stocks of large companies offer, over a long term, a prudent opportunity for capital appreciation but, at the same time, selecting a limited number of such issues for inclusion in the International Value Series involves greater risk than including a large number of them.

DEVIATION FROM MARKET CAPITALIZATION WEIGHTING

     The Advisor may exclude the stock of a company that otherwise meets the applicable criteria if the Advisor determines, in its best judgment, that other conditions exist that make the purchase of such stock for the International Value Series inappropriate. The Advisor does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded from the International Value Series.

     Deviation from market capitalization weighting also will occur because the International Value Series intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held by the International Value Series may be reduced from time to time from the level which adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of the International Value Series' assets may be invested in interest-bearing obligations, such as money-market instruments, for this purpose, thereby causing further deviation from market capitalization weighting. Such investments would be made on a temporary basis pending investment in equity securities pursuant to the International Value Series' investment objective. A further deviation from market capitalization weighting may occur if the International Value Series invests a portion of its assets in convertible debentures.

     The International Value Series may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, adherence to the policy of market capitalization weighting would otherwise require. In addition, the Series may acquire securities eligible for purchase or otherwise represented in its portfolio at the time of the exchange in exchange for the issuance of its shares. (See "In Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the International Value Series.

     Changes in the composition and relative ranking (in terms of market capitalization and book to market ratio) of the stocks which are eligible for purchase by the International Value Series take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On not less than a semi-annual basis, the Advisor will prepare a current list of eligible large companies with high book to market ratios whose stock are eligible for investment. Only common stocks whose market capitalizations are equal to or more than the minimum on such list will be purchased by the International Value Series. Additional investments will not be made in securities which have depreciated in value to such an extent that they are not then considered by the Advisor to be large companies. This may result in further deviation from market capitalization weighting and such deviation could be substantial if a significant amount of the International Value Series' holdings decrease in value sufficiently to be excluded from the then current market capitalization requirement for eligible securities, but not by a sufficient amount to warrant their sale. Securities which have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general.


EMERGING MARKETS PORTFOLIO II



     The investment objective of the Emerging Markets Portfolio II is to achieve long-term capital appreciation. Emerging Markets Portfolio II pursues its objective by investing all of its assets in the Emerging Markets Series of the Trust, which has the same investment objective and policies as the Portfolio. The Series invests in emerging markets designated by the

Investment Committee of the Advisor ("Approved Markets"). The Series invests its assets primarily in Approved Market equity securities listed on bona fide securities exchanges or actively traded on over-the-counter ("OTC") markets. These exchanges or OTC markets may be either within or outside the issuer's domicile country, and the securities may be listed or traded in the form of International Depository Receipts ("IDRs") or American Depository Receipts ("ADRs").

     The Emerging Markets Series will seek a broad market coverage of larger companies within each Approved Market. This Series will attempt to own shares of companies whose aggregate overall share of the Approved Market's total public market capitalization is at least in the upper 40% of such capitalization, and can be as large as 75%. The Emerging Markets Series may limit the market coverage in the smaller emerging markets in order to limit purchases of small market capitalization companies.

     The Series may not invest in all such companies or Approved Markets described above or achieve approximate market weights, for reasons which include constraints imposed within Approved Markets (E.G., restrictions on purchases by foreigners), and the Series' policy not to invest more than 25% of its assets in any one industry.

     Under normal market conditions, the Emerging Markets Series will invest at least 65% of its assets in Approved Market securities. Approved Market securities are defined to be (a) securities of companies organized in a country in an Approved Market or for which the principal trading market is in an Approved Market, (b) securities issued or guaranteed by the government of an Approved Market country, its agencies or instrumentalities, or the central bank of such country, (c) securities denominated in an Approved Market currency issued by companies to finance operations in Approved Markets, (d) securities of companies that derive at least 50% of their revenues primarily from either goods or services produced in Approved Markets or sales made in Approved Markets and
(e) Approved Markets equity securities in the form of depositary shares. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The Advisor, however, will select only those companies which, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets such that their value will tend to reflect developments in Approved Markets to a greater extent than developments in other regions. For example, the Advisor may invest in companies organized and located in the United States or other countries outside of Approved Markets, including companies having their entire production facilities outside of Approved Markets, when such companies meet the definition of Approved Markets securities so long as the Advisor believes at the time of investment that the value of the company's securities will reflect principally conditions in Approved Markets.

     The Advisor defines the term "emerging market" to mean a country which is considered to be an emerging market by the International Finance Corporation. Approved emerging markets may not include all such emerging markets. In determining whether to approve markets for investment, the Advisor will take into account, among other things, market liquidity, investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets by the investors of the Emerging Markets Series.

     As of the date of this prospectus, the following countries are designated as Approved Markets: Argentina, Brazil, Chile, Greece, Hungary, Indonesia, Israel, Mexico, Philippines, Poland, Portugal, Thailand and Turkey. Countries that may be approved in the future include but are not limited to Colombia, Czech Republic, India, Jordan, Nigeria, Pakistan, Republic of China (Taiwan), Venezuela and Zimbabwe.

     The Emerging Markets Series may invest up to 35% of its assets in securities of issuers that are not Approved Markets securities, but whose issuers the Advisor believes derive a substantial proportion, but less than 50%, of their total revenues from either goods and services produced in, or sales made in, Approved Markets.

     Pending the investment of new capital in Approved Market equity securities, the Series will typically invest in money market instruments or other highly liquid debt instruments denominated in U.S. dollars (including, without limitation, repurchase agreements). In addition, the Series may, for liquidity, or for temporary defensive purposes during periods in which market or economic or political conditions warrant, purchase highly liquid debt instruments or hold freely convertible currencies, although the Series does not expect the aggregate of all such amounts to exceed 10% of its net assets under normal circumstances.

     The Series also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more Approved Markets, although they intend to do so only where access to those markets is otherwise significantly limited. In some Approved Markets, it will be necessary or advisable for the Series to establish a wholly-owned subsidiary or a trust for the purpose of investing in the local markets.

PORTFOLIO STRUCTURE

     The Emerging Markets Series' policy of seeking broad market diversification means that the Advisor will not utilize "fundamental" securities research techniques in identifying securities selections. The decision to include or exclude the shares of an issuer will be made primarily on the basis of such issuer's relative market capitalization determined by reference to other companies located in the same country. Company size is measured in terms of reference to other companies located in the same country and in terms of local currencies in order to eliminate the effect of variations in currency exchange rates. Even though a company's stock may meet the applicable market capitalization criterion, it may not be included in the Series for one or more of a number of reasons. For example, in the Advisor's judgment, the issuer may be considered in extreme financial difficulty, a material portion of its securities may be closely held and not likely available to support market liquidity, or the issuer may be a "passive foreign investment company" (as defined in the Internal Revenue Code of 1986, as amended). To this extent, there will be the exercise of discretion and consideration by the Advisor which would not be present in the management of a portfolio seeking to represent an established index of broadly traded domestic securities (such as the S&P 500 Index). The Advisor will also exercise discretion in determining the allocation of capital as between Approved Markets.

     It is management's belief that equity investments offer, over a long term, a prudent opportunity for capital appreciation. It is management's belief that at the same time, selecting a limited number of such issues for inclusion in the Series involves greater risk than including a large number of them.

     For the purpose of converting U.S. dollars to another currency, or vice versa, or converting one foreign currency to another foreign currency, the Series may enter into forward foreign exchange contracts. In addition, to hedge against changes in the relative value of foreign currencies, the Series may purchase foreign currency futures contracts. The Series will only enter into such a futures contract if it is expected that the Series will be able readily to close out such contract. There can, however, be no assurance that it will be able in any particular case to do so, in which case the Series may suffer a loss.

                                 MALAYSIAN SECURITIES

     As of September 10, 1998, the Master Funds discontinued further investment in Malaysian securities as a consequence of certain restrictions imposed by the Malaysian government on the repatriation of assets by foreign investors such as the Master Funds.

     On September 1, 1998, the Malaysian government announced a series of capital and foreign exchange controls on the Malaysian currency, the ringgit, and on transactions on the Kuala Lumpur Stock Exchange, that operate to severely constrain or prohibit foreign investors, including the Master Funds, from repatriating assets. While there is some confusion in the market concerning the interpretations of these changes, it appears that the Master Funds will not be permitted to convert the proceeds of the sale of their Malaysian investments into U.S. dollars prior to September 1, 1999.

     As a consequence of these developments, the Master Funds have stopped additional investing in Malaysia. With respect to the current Malaysian investments owned, the Master Funds are presently valuing the securities at the current market prices and discounting the U.S. dollar-ringgit currency exchange rate. Pending further clarification from Malaysian regulatory authorities regarding the controls identified above, the Master Funds will treat their investments in Malaysian securities as illiquid. As of the date of this prospectus, Malaysian securities constitute approximately ______ % of the net asset value of the International Value Series and ___% of the net asset value of the Emerging Markets Series. [TO BE UPDATED IN MARCH]


                                PORTFOLIO TRANSACTIONS

     Securities, including those eligible for purchase, may be disposed of at any time when, in the Advisor's judgment, circumstances warrant their sale, including, but not limited to, tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will not be sold to realize short-term profits. However, when circumstances warrant, they may be sold without regard to the length of time held.


                                   SECURITIES LOANS

     The Master Funds are authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While a Master Fund may earn additional income from lending securities, such activity is incidental to a Master Fund's investment objective. The value of securities loaned may not exceed 337% of the value of a Master Fund's total assets. In connection with such loans, a Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master Fund will be able to terminate the loan at any time and will receive reasonable compensation on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Master Fund could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. Each Portfolio is also authorized to lend its portfolio securities. However, to the extent it holds only shares of its corresponding Master Fund, it will not do so.




                             MANAGEMENT OF THE PORTFOLIOS

     The Advisor serves as investment advisor to each Master Fund. As such, it is responsible for the management of their respective assets. Investment decisions for the Master Funds are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides each Master Fund with a trading department and selects brokers and dealers to effect securities transactions.

     Securities transactions are placed with a view to obtaining the best price and execution of such transactions. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization might charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization.

     For the advisory fees that the Portfolios have incurred for the fiscal year ended November 30, 1998, see "ANNUAL FUND OPERATING EXPENSES." The Advisor was organized in May, 1981, and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $28 billion.

     The Fund and the Trust bear all of their own costs and expenses, including: services of its independent accountants, legal counsel, brokerage commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of its shareholders and directors or trustees, the cost of filing its registration statements under federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to a particular Portfolio or Master Fund are so allocated. The expenses of the Fund which are not allocable to a particular Portfolio are borne by each Portfolio on the basis of its relative net assets. Similarly, the expenses of the Trust which are not allocable to a particular Master Fund are borne by each Master Fund on the basis of its relative net assets.

     Each sponsor of a Plan which invests in the Portfolios intends to make a voluntary contribution to each Portfolio on a monthly basis in an amount equal to that portion of the fees and expenses incurred by the Portfolio relating to the Plan's investment plus the Portfolio's proportionate share of its corresponding Master Fund's management fee and expenses. The Plan sponsors may terminate their contributions to the Portfolio's fees and expenses [AT ANY TIME UPON SIXTY DAYS WRITTEN NOTICE TO THE FUND].

CONSULTING SERVICES

     The Advisor has entered into a Consulting Services Agreement with Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited (formerly DFA Australia Ltd.) ("DFA Australia"), respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative services to the Advisor with respect to the Master Funds. The Advisor owns 100% of the outstanding shares of DFAL and beneficially owns 100% of DFA Australia.

                   DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES


     Each Portfolio distributes substantially all of its net investment income in December of each year. Both Portfolios will distribute any realized net capital gains annually after the end of the Fund's fiscal year.

     Shareholders of the Portfolios will automatically receive all income dividends and any capital gains distributions in additional shares of the Portfolio whose shares they hold at net asset value (as of the business date following the dividend record date).

     Certain investments by the Master Funds may be subject to special rules which may affect the amount, character and timing of the income to the Master Fund. Some of these rules are referenced in the statement of additional information. Specifically, prospective investors should consult the statement of additional information for further information regarding the extent to which distributions from a Portfolio may be eligible for the dividends received deduction or whether certain foreign tax credits may be available to an investor in a Portfolio.

     Dividends and distributions paid to a 401(k) plan accumulate free of federal income taxes. In addition, the sale or redemption by a 401(k) plan of a Portfolio's shares will not be subject to federal income taxes.

     The Portfolios are required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

     The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Portfolios.


                                  PURCHASE OF SHARES

     Shares of the Portfolios are sold only to fund deferred compensation plans which are exempt from taxation under section 401(k) of the Code and whose sponsors contribute to the Portfolios' fees and expenses as set forth in this prospectus (see "ANNUAL FUND OPERATING EXPENSES").

     Provided that shares of the Portfolios are available under an employer's 401(k) plan, shares may be purchased by following the procedures adopted by the respective employer and approved by Fund management for making investments. Shares are available through the service agent designated under the employer's plan. Investors who are considering an investment in the Portfolios should contact their employer for details. The Fund does not impose a minimum purchase requirement, but investors should determine whether their employer's plan imposes a minimum transaction requirement.

     Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

IN-KIND PURCHASES

     If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by its corresponding Master Fund or otherwise represented in the portfolio of the Master Fund as described in this prospectus. Shares may also be purchased in exchange for local currencies in which such securities of the corresponding Master Fund are denominated. Securities and local currencies to be exchanged which are accepted by the Fund and Portfolio shares to be issued therefore will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interests, subscription, or other rights pertaining to such securities shall become the property of the Portfolio (or its corresponding Master Fund) whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of either Portfolio with local currencies should first contact the Advisor for wire instructions.

     The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the corresponding Master Fund and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio (or its corresponding Master Fund) under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. Government Securities) being exchanged together with other securities of the same issuer owned by the corresponding Master Fund may not exceed 5% of the net assets of the Master Fund immediately after the transaction. The Fund will accept such securities for investment and not for resale.

     A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor.


                                 VALUATION OF SHARES

NET ASSET VALUE

     The net asset value per share of each Portfolio and Master Fund is calculated as of the close of the NYSE by dividing the total market value of its investments and other assets, less any liabilities, by the total outstanding shares of the stock of the Portfolio or Master Fund. The value of each Portfolio's shares will fluctuate in relation to the investment experience of its corresponding Master Fund. Securities which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day. If there is no such reported sale, such securities are valued at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent quoted bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust.

     Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. The values of foreign securities held by the Master Funds are determined as of such times for the purpose of computing the net asset value of such Master Fund. If events which materially affect the value of the foreign investments occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above. The net asset value per share of each Master Fund is expressed in U.S. dollars by translating the net assets of the Master Fund using the bid price for the dollar as quoted by generally recognized reliable sources.

     Certain of the securities holdings of the Emerging Markets Series in Approved Markets may be subject to tax, investment and currency repatriation regulations of the Approved Markets that could have a material effect on the valuation of the securities. For example, a Master Fund might be subject to different levels of taxation on current income and realized gains depending upon the holding period of the securities. In general, a longer holding period (E.G., 5 years) may result in the imposition of lower tax rates than a shorter holding period (E.G.,1 year). The Master Fund may also be subject to certain contractual arrangements with investment authorities in an Approved Market which require a Master Fund to maintain minimum holding periods or to limit the extent of repatriation of income and realized gains. As a result, the valuation of particular securities at any one time may depend materially upon the assumptions that a Master Fund makes at that time concerning the anticipated holding period for the securities. Absent special circumstances as determined by the Board of Trustees, it is presently intended that the valuation of such securities will be based upon the assumption that they will be held for at least the amount of time necessary to avoid higher tax rates or penalties and currency repatriation restrictions. However, the use of such valuation standards will not prevent the Master Fund from selling such securities in a shorter period of time if the Advisor considers the earlier sale to be a more prudent course of action. Revision in valuation of those securities will be made at the time of the transaction to reflect the actual sales proceeds inuring to the Master Fund.

     Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by a Master Fund are determined each day as of such close.

PUBLIC OFFERING PRICE

     Provided that a service agent designated under a 401(k) plan has received the investor's investment instructions in good order and a Portfolio's custodian has received the investor's payment, shares of the Portfolio selected will be priced at the net asset value calculated next after receipt of the order by PFPC Inc., the transfer agent for the Portfolios. If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. The Fund reserves the right to redeem shares owned by any purchaser whose order is canceled to recover any resulting loss to the Fund and may prohibit or restrict the manner in which such purchaser may place further orders.

     It is management's belief that payment of a reimbursement fee by investors, which is used to defray significant costs associated with investing proceeds of the sale of their shares to such investors, will eliminate a dilutive effect such costs would otherwise have on the net asset value of shares held by previous investors. Therefore, the shares of the Emerging Markets Portfolio II are sold at an offering price which is equal to the current net asset value of such shares plus a reimbursement fee equal to 0.50% of the net asset value per share. The amount of the reimbursement fee represents management's estimate of the costs reasonably anticipated to be associated with the purchase of securities by the Emerging Markets Series and is paid to the Master Fund and used by it to defray such costs. Such costs include brokerage commissions on listed securities and imputed commissions on OTC securities. Reinvestments of dividends and capital gains distributions paid by the Emerging Markets Portfolio II and in-kind investments are not subject to a reimbursement fee. The shares of the DFA International Value Portfolio IV are currently sold at net asset value, without imposition of a reimbursement fee.


                           EXCHANGE OF SHARES

     Provided such transactions are permitted under an employer's 401(k) plan, investors may exchange shares of one Portfolio described in this prospectus for shares in the other Portfolio by completing the necessary documentation as required by the services agent designated under the employer's plan and the Advisor. Please contact the service agent of your plan for further information.

     The minimum amount for an exchange is $100,000. The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the markets. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of any of the Portfolios or otherwise adversely affect the Fund, the exchange privilege may be terminated, and any proposed exchange is subject to the approval of the Advisor. Such approval will depend on: (i) the size of the proposed exchange; (ii) the prior number of exchanges by that shareholder; (iii) the nature of the underlying securities and the cash position of the Portfolios involved in the proposed exchange; (iv) the transaction costs involved in processing the exchange; and (v) the total number of redemptions by exchange already made out of the Portfolio. Excessive use of the exchange privilege is defined as any pattern of exchanges among portfolios by an investor that evidences market timing.

     The redemption and purchase prices of shares redeemed and purchased by exchange, respectively, are the net asset values next determined after the services agent has received appropriate instructions in the form required by such services agent and provided that such service agent has provided proper documentation to the Advisor. Exchanges into the Emerging Markets Portfolio II are subject to a reimbursement fee; therefore, shares of that Portfolio being purchased in an exchange will be purchased at a public offering price which is equal to the net asset value of its shares plus a reimbursement fee equal to
 .50% of the value of such shares.

     There is no fee imposed on an exchange. However, the Fund reserves the right to impose an administrative fee in order to cover the costs incurred in processing an exchange. Any such fee will be disclosed in the prospectus. No taxable gain or loss will normally be recognized by investors exchanging through a 401(k) plan. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of or reject any exchange, or waive the minimum amount requirement as deemed necessary, at any time.


                                 REDEMPTION OF SHARES

REDEMPTION PROCEDURE

     An investor who desires to redeem shares of a Portfolio must furnish a redemption request to the service agent designated under a 401(k) plan in the form required by such service agent. The Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a request for redemption in good order by PFPC.

     Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

REDEMPTION OF SMALL ACCOUNTS

     With respect to each Portfolio, the Fund reserves the right to redeem a shareholder's account if the value of the shares in a specific portfolio is $500 or less, whether because of redemptions, a decline in the portfolio's net asset value per share or any other reason. Before the Fund involuntarily redeems shares from such an account and sends the proceeds to the stockholder, the Fund will give written notice of the redemption to the stockholder at least sixty days in advance of the redemption date. The stockholder will then have sixty days from the date of the notice to make an additional investment in the Fund in order to bring the value of the shares in the account for a specific portfolio to more than $500 and avoid such involuntary redemption. The redemption price to be paid to a stockholder for shares redeemed by the Fund under this right will be the aggregate net asset value of the shares in the account at the close of business on the redemption date.

IN-KIND REDEMPTIONS

     When in the best interests of a Portfolio, it may make a redemption payment, in whole or in part, by a distribution of portfolio securities from the Portfolio's corresponding Master Fund in lieu of cash in accordance with Rule 18f-1 under the Investment Company Act of 1940. The Portfolios also reserve the right to redeem their shares in the currencies in which their Master Fund's investments are denominated. Investors may incur brokerage charges and other transaction costs in selling such securities and converting such currencies to dollars. Also, the value of foreign securities or currencies may be affected by currency exchange fluctuations.


                                THE FEEDER PORTFOLIOS

     Other institutional investors, including other mutual funds, may invest in each Master Fund. The expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolios. Please contact the DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401, (301) 395-8005 for information about the availability of investing in a Master Fund other than through a Portfolio.

     The aggregate amount of expenses for a Portfolio and the corresponding Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the corresponding Master Fund. However, the total expense ratios for the Portfolios and the Master Funds are expected to be less over time than such ratios would be if the Portfolios were to invest directly in the underlying securities. this arrangement enables various institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in a Master Fund, including a Portfolio, will pay its proportionate share of the expenses of that Master Fund.

     The shares of the Master Funds will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in a Master Fund by other institutional investors offers potential benefits to the Master Funds, and through their investment in the Master Funds, the Portfolios also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Funds. Also, if an institutional investor were to redeem its interest in a Master Fund, the remaining investors in that Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in a Master Fund than the corresponding Portfolio could have effective voting control over the operation of the Master Fund.

     If the Board of Directors of the Fund determines that it is in the best interest of a Portfolio, it may withdraw its investment in a Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of a Portfolio will receive written notice thirty days prior to the effective date of any changes in the investment objective of its corresponding Master Fund. A withdrawal by a Portfolio of its investment in the corresponding Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to a Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by a Master Fund to a Portfolio may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to such Portfolio. Any net capital gains so realized will be distributed to that Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

FINANCIAL HIGHLIGHTS


The Financial Highlights table is meant to help you understand each Portfolio's financial performance for the past 5 years or, if shorter, the period of that Portfolio's operations, as indicated by the table. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP (formerly Coopers & Lybrand L.L.P.), whose report, along with the Portfolios' financial statements, are included in the Fund's annual report which is available upon request.

              [NOVEMBER 30, 1998 NUMBERS WILL BE ADDED FOR MARCH FILING]

                         DFA INTERNATIONAL VALUE PORTFOLIO IV
                   (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)



                                                               YEAR ENDED           AUG. 15, TO
                                                              NOV. 30, 1998        NOV. 30, 1997
                                                              -------------        -------------
Net Asset Value, Beginning of Period . . . . . . . . . . .                               $10.00
                                                                                         ------
INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income  . . . . . . . . . . . . . . . . .                                 0.08

  Net Gains or Losses on Securities (Both
    Realized and Unrealized) . . . . . . . . . . . . . . .                                (1.03)
                                                                                         ------

  Total from Investment Operations . . . . . . . . . . . .                                (0.95)
                                                                                         ------
LESS DISTRIBUTIONS

  Dividends (from Net Investment Income) . . . . . . . . .                                  ---

  Distributions (from Gains) . . . . . . . . . . . . . . .                                  ---
                                                                                         ------

  Total Distributions. . . . . . . . . . . . . . . . . . .                                  ---

Net Asset Value, End of Period . . . . . . . . . . . . . .                               $ 9.05
                                                                                         ------
                                                                                         ------

Total Return . . . . . . . . . . . . . . . . . . . . . . .                                (9.50)%#

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (thousands). . . . . . . . . . .                              $97,570

Ratio of Expenses to Average Net Assets (1). . . . . . . .                                 0.47%*(a)

Ratio of Net Investment Income to Average Net Assets . . .                                 2.65%*(a)

Portfolio Turnover Ratio . . . . . . . . . . . . . . . . .                                  N/A

Portfolio Turnover Rate of Master Fund . . . . . . . . . .                                22.55%(b)



--------------------
*    Annualized
#    Non-Annualized
(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund.
(a) Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios. Additionally, the plan's sponsor has voluntarily contributed to the Portfolio an amount equal to that portion of the aggregate fees and expenses incurred by the Portfolio relating to the plan's investment.
(b)  Items calculated for the year ended November 30, 1997.

                           EMERGING MARKETS PORTFOLIO II
                   (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)






                                                               YEAR ENDED           AUG. 15, TO
                                                              NOV. 30, 1998        NOV. 30, 1997
                                                              -------------        -------------
Net Asset Value, Beginning of Period . . . . . . . . . . . .                              $10.00
                                                                                          ------
INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income. . . . . . . . . . . . . . . . . . .                               (0.01)

  Net Gains or Losses on Securities
    (Both Realized and Unrealized) . . . . . . . . . . . . .                               (2.49)
                                                                                          ------

  Total from Investment Operations . . . . . . . . . . . . .                               (2.50)
                                                                                          ------

LESS DISTRIBUTIONS

  Dividends (from Net Investment Income) . . . . . . . . . .                                 ---

  Distributions (from Gains) . . . . . . . . . . . . . . . .                                 ---
                                                                                          ------

  Total Distributions. . . . . . . . . . . . . . . . . . . .                                 ---

Net Asset Value, End of Period . . . . . . . . . . . . . . .                              $ 7.50
                                                                                          ------
                                                                                          ------

Total Return . . . . . . . . . . . . . . . . . . . . . . . .                              (25.00)%#

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (thousands). . . . . . . . . . . .                              $8,858

Ratio of Expenses to Average Net Assets (1). . . . . . . . .                               1.35%*(a)

Ratio of Net Investment Income to Average Net Assets . . . .                              (0.20%)*(a)

Portfolio Turnover Ratio . . . . . . . . . . . . . . . . . .                                 N/A

Portfolio Turnover Rate of Master Fund . . . . . . . . . . .                                0.54%(b)



--------------------
*    Annualized
#    Non-Annualized
(1) Represents the combined ratio for the Portfolio and its respective pro-rata share of its Master Fund.
(a) Had certain waivers not been in effect, the ratio of expenses to average net assets for the period ended November 30, 1997 would have been 1.75% and the ratio of net investment income to average net assets for the period ended November 30, 1997 would have been (0.60%). Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios. Additionally, the plan's sponsor has voluntarily contributed to the Portfolio an amount equal to that portion of the aggregate fees and expenses incurred by the Portfolio relating to the plan's investment.
(b)  Items calculated for the year ended November 30, 1997.

                                  SERVICE PROVIDERS



-----------------------------------------------------------------------------------------------------------------
                        INVESTMENT ADVISOR                            ACCOUNTING SERVICES, DIVIDEND DISBURSING
                  DIMENSIONAL FUND ADVISORS INC.                                AND TRANSFER AGENT
                   1299 Ocean Avenue, 11th floor                                     PFPC INC.
                      Santa Monica, CA  90401                                 400 Bellevue Parkway
                      Tel. No. (310) 3958005                                  Wilmington, DE  19809
-----------------------------------------------------------------------------------------------------------------
                       CUSTODIAN - DOMESTIC                                        LEGAL COUNSEL
                          PNC BANK, N.A.                             STRADLEY, RONON, STEVENS & YOUNG, LLP
            200 Stevens Drive, Airport Business Center                       2600 One Commerce Square
                         Lester, PA  19113                                  Philadelphia, PA  191037098
-----------------------------------------------------------------------------------------------------------------
                    CUSTODIANS - INTERNATIONAL                                INDEPENDENT ACCOUNTANTS
                          CITIBANK, N.A.                                      PRICEWATERHOUSECOOPERS LLP
                          111 Wall Street                                     2400 Eleven Penn Center
                        New York, NY  10005                                   19th and Market Streets
                                                                              Philadelphia, PA  19103

                     THE CHASE MANHATTAN BANK
                     4 Chase Metrotech Center
                        Brooklyn, NY  11245
-----------------------------------------------------------------------------------------------------------------

OTHER AVAILABLE INFORMATION

You can find more information about the Fund and its Portfolios in the Fund's Statement of Additional Information ("SAI") and Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this Prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on Portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Portfolios in their last fiscal year.


HOW TO GET THESE AND OTHER MATERIALS:

-    Request free copies from:

     - Your plan administrator - if you are a participant in a 401(k) plan offering the Portfolios.


     -    The Fund - if you represent a 401(k) plan sponsor.  Call collect at
          (310) 395 -8005.


          Additional materials describing the Fund and Portfolios, as well as the Advisor and its investment approach, are also available.

-    Access them on the SEC's Internet site -- http://www.sec.gov.

-    Review and copy them at the SEC's Public Reference Room in Washington D.C.

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549 (you will be charged a copying fee).


DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC. -- Registration No. 811-6067

                         THE DFA 6-10 INSTITUTIONAL PORTFOLIO

                          DIMENSIONAL INVESTMENT GROUP INC.

            1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA  90401

                              TELEPHONE:  (310) 395-8005

                         STATEMENT OF ADDITIONAL INFORMATION

                                   MARCH ___, 1999


          This statement of additional information ("SAI") is not a prospectus but should be read in conjunction with the prospectus of The DFA 6-10 Institutional Portfolio (the "Portfolio") of Dimensional Investment Group Inc. (the "Fund"), dated March __, 1999, as amended from time to time. The audited financial statements and financial highlights of the Fund are incorporated by reference from the Fund's annual report to shareholders. The prospectus and annual report can be obtained by writing to the Fund at the above address or by calling the above telephone number.


                                  TABLE OF CONTENTS

                                                                    PAGE
PORTFOLIO CHARACTERISTICS AND POLICIES . . . . . . . . . . . . . . . .2

BROKERAGE TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . .2

INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . . .3

CASH MANAGEMENT PRACTICES. . . . . . . . . . . . . . . . . . . . . . .5

PORTFOLIO TURNOVER RATES . . . . . . . . . . . . . . . . . . . . . . .5

DIRECTORS AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . .5

SERVICES TO THE FUND . . . . . . . . . . . . . . . . . . . . . . . . .8

ADVISORY FEES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . .9

SHAREHOLDER RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . .9

PRINCIPAL HOLDERS OF SECURITIES. . . . . . . . . . . . . . . . . . . .9

PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . .10

REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . .10

TAXATION OF THE PORTFOLIO. . . . . . . . . . . . . . . . . . . . . . .10

CALCULATION OF PERFORMANCE DATA. . . . . . . . . . . . . . . . . . . .12

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .13

                        PORTFOLIO CHARACTERISTICS AND POLICIES

          The following information supplements the information set forth in the prospectus. Unless otherwise indicated, it applies to the U.S. 6-10 Series ("Master Fund") of The DFA Investment Trust Company (the "Trust") and the Portfolio through its investment in the Master Fund. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

          Dimensional Fund advisors Inc. (the "Advisor") serves as investment advisor to the Master Fund and provides administrative services to the Portfolio.

          The Portfolio and the Master Fund are diversified under the federal securities laws and regulations.

          Because the structure of the Master Fund is based on the relative market capitalizations of eligible holdings, it is possible that the Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Fund and the anticipated amount of the assets intended to be invested in such securities, management does not anticipate that the Master Fund will include as much as 5% of the voting securities of any issuer.


                                BROKERAGE TRANSACTIONS

          During the fiscal years ended November 30, 1996, 1997 and 1998, the Master Fund paid total brokerage commissions of $473,887, $855,652 and $_____________, respectively. The substantial increases or decreases in the amount of brokerage commissions paid by the Master Fund from year to year resulted from increases or decreases in the amount of securities that were bought and sold by the Master Fund.

          Portfolio transactions of the Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Master Fund to determine the effect that their trading has on the market prices of the securities in which it invests. The Advisor also checks the rate of commission being paid by the Master Fund to its brokers to ascertain that they are competitive with those charged by other brokers for similar services.

          Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement of the Master Fund permits the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Master Fund. During fiscal year 1998, the Master Fund paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Fund of $_____________ with respect to securities transactions valued at $________________. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Fund.

          The over-the-counter market companies eligible for purchase by the Master Fund are thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect over-the-counter trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, Instinet and with dealers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor sometimes to trade larger blocks than would be possible by going through a single market maker.

          Instinet is an electronic information and communication network whose subscribers include most market makers as well as many institutions. Instinet charges a commission for each trade executed on its system. On any given trade, the Master Fund, by trading through Instinet, would pay a spread to a dealer on the other side of the trade plus a commission to Instinet. However, placing a buy (or sell) order on Instinet communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Master Fund can effect transactions at the best available prices.

          The Portfolio will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the Master Fund, except if the Portfolio receives securities or currencies from the Master Fund to satisfy the Portfolio's redemption request.


                                INVESTMENT LIMITATIONS

          The Portfolio has adopted certain limitations which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. The Master Fund's investment limitations are the same as those of the Portfolio.

     The Portfolio will not:

(1) invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate;

(2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

(3) as to 75% of the total assets of the Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result, more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

(4) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

(5) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33% of its net assets, or pledge more than 33% of such assets to secure such loans;

(6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in
     (5) above;

(7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

(8)  engage in the business of underwriting securities issued by others;

(9) invest for the purpose of exercising control over management of any company;

(10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

(11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

(12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

(13) write or acquire options or interests in oil, gas or other mineral exploration, leases or development programs;

(14) purchase warrants, except that the Portfolio may acquire warrants as a result of corporate actions involving its holding of other equity securities;

(15) purchase securities on margin or sell short;

(16) acquire more than 10% of the voting securities of any issuer; or

(17) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 ("1940 Act)), except to the extent permitted by the 1940 Act.

          The investment limitations described in (3), (4), (7), (9), (10),
(11), (12) and (16) above do not prohibit the Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as the Master Fund.

          Although (2) above prohibits cash loans, the Portfolio is authorized to lend portfolio securities. Inasmuch as the Portfolio will only hold shares of the Master Fund, the Portfolio does not intend to lend those shares.

          For purposes of (7) above, although the Portfolio is authorized to invest up to 15% of its total assets in illiquid securities, it does not intend to do so.

          Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Master Fund may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the Master Fund's limitations on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees and the Advisor will continue to monitor the liquidity of Rule 144A securities.

          Although not a fundamental policy subject to shareholder approval, the Portfolio indirectly through its investment in the Master Fund, does not intend to purchase interests in any real estate investment trust.

          Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Portfolio or Master Fund owns, and does not include assets which the Portfolio or Master Fund does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Portfolio or Master Fund will exclude from its total assets those assets which represent collateral received by the Portfolio or Master Fund for its securities lending transactions.

          Unless otherwise indicated, all limitations applicable to the Portfolio's and Master Fund's investments apply only at the time that a transaction is undertaken. Any subsequent change in a rating assigned by any rating service to a security or change in the percentage of the Portfolio's or Master Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio's or Master Fund's total assets will not require the Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences.


                              CASH MANAGEMENT PRACTICES

          The Portfolio and Master Fund engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. The Portfolio and Master Fund may invest cash in short-term repurchase agreements. In addition, the Master Fund may invest a portion of its assets, ordinarily not more than 20%, in interest-bearing obligations, such as money-market instruments. The 20% guideline is not an absolute limitation but the Portfolio and Master Fund do not expect to exceed this guideline under normal circumstances.


                               PORTFOLIO TURNOVER RATES

          [FOR MARCH UPDATE, EXPLAIN ANY SIGNIFICANT VARIATION IN PORTFOLIO TURNOVER RATES OVER THE LAST TWO FISCAL YEARS OR ANY ANTICIPATED VARIATION FROM THAT REPORTED IN THE FINANCIAL HIGHLIGHTS LAST YEAR.]


                                DIRECTORS AND OFFICERS

          The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. Each of the Directors and officers of the Fund is also a Trustee and officer of the Trust. The Directors of the Fund, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolio and the Master Fund.

          The names, locations and dates of birth of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years are set forth below.

DIRECTORS

          David G. Booth*, (12/2/46), Director, President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director, of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. (registered investment company) and Dimensional Emerging Markets Value Fund Inc. (registered investment company). Trustee, President and
Chairman-Chief Executive Officer of The DFA Investment Trust Company.   Chairman
and Director, Dimensional Fund Advisors Ltd.

          George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.

          John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company and First Prairie Funds (registered investment companies). Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Harbor Investment Advisors. Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting).

          Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc., Hospital Fund, Inc. (investment management services) and BIRR Portfolio Analysis, Inc. (software products). Chairman, Ibbotson Associates, Inc., Chicago, IL, (software, data, publishing and consulting).

          Merton H. Miller, (5/16/23), Director, Chicago, IL. Robert R. McCormick Distinguished Service Professor Emeritus, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Public Director, Chicago Mercantile Exchange.

          Myron S. Scholes, (7/1/41), Director, Greenwich, CT. Limited Partner, Long-Term Capital Management L.P. (money manager). Frank E. Buck Professor Emeritus of Finance, Graduate School of Business and Professor of Law, Law School, Senior Research Fellow, Hoover Institution, (all) Stanford University. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc., Benham Capital Management Group of Investment Companies and Smith Breeden Group of Investment Companies.

          Rex A. Sinquefield#*, (9/7/44), Director, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.

*Interested Director of the Fund.

OFFICERS

          Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Value Fund Inc.

          Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

          Truman Clark, (4/18/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.

          Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

          Irene R. Diamant, (7/16/50), Vice President and Secretary (Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

          Richard Eustice, (8/5/65), Vice President and Assistant Secretary, Santa Monica, CA.

          Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

          Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.

          Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1985-1993; President, ANB Investment Management and Trust Company from 1993-1997.

          Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

          Catherine L. Newell, (5/7/64), Vice President and Assistant Secretary (for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster, LLP from 1989 to 1996.

          David Plecha, (10/26/61), Vice President, Santa Monica, CA.

          George Sands, (2/8/56), Vice President, Santa Monica, CA.

          Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

          Jeanne C. Sinquefield, Ph.D.#, (12/2/46), Executive Vice President, Santa Monica, CA.

          Scott Thornton, (3/1/63), Vice President, Santa Monica, CA.

          Weston Wellington, (3/1/51), Vice President, Santa Monica, CA. Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.

          # Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

          Directors and officers as a group own less than 1% of the Portfolio's outstanding stock.

          Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 1998, and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.

                               [TO BE UPDATED IN MARCH]


                                  Aggregate           Total Compensation from
                                 Compensation                   Fund
Director                          from Fund              and Fund Complex*
--------                          ---------              -----------------
George M. Constantinides            $5,000                    $30,000
John P. Gould                       $5,000                    $30,000
Roger G. Ibbotson                   $5,000                    $30,000
Merton H. Miller                    $5,000                    $30,000
Myron S. Scholes                    $5,000                    $30,000


*The term Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors.

                                 SERVICES TO THE FUND

ADMINISTRATIVE SERVICES

          The Fund has entered into an administration agreement with the Advisor on behalf of the Portfolio. Pursuant to the administration agreement, the Advisor will perform various services, including: supervision of the services provided by the Portfolio's custodian and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; assisting the Fund in complying with the provisions of federal, state, local and foreign securities, tax and other laws applicable to the Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Portfolio in conducting meetings of shareholders of record; furnishing information as the Board of Directors may require regarding the Master Fund; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. The advisor also provides the Fund with office space and personnel. For its administrative services, the Portfolio pays the Advisor a monthly fee equal to one-twelfth of .07% of the average net assets of the Portfolio. The Advisor has agreed to waive its fee under the administration agreement with respect to the Portfolio to the extent necessary to keep the cumulative annual expenses of the Portfolio to not more than 0.20% of the average net assets of the Portfolio on an annualized basis.

          PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolio and the Master Fund. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodian, and transfer and dividend disbursing agency services. For its services, the Portfolio pays PFPC a monthly fee of $1,000.

CUSTODIAN

          PNC Bank, N.A., 200 Stevens Drive, Lester, PA 19113, serves as a custodian for the Portfolio and the Master Fund. The custodian maintains a separate account or accounts for the Portfolio and the Master Fund; receives, holds and releases portfolio securities on account of the Portfolio and the Master Fund; makes receipts and disbursements of money on behalf of the Portfolio and the Master Fund; and collects and receives income and other payments and distributions on account of the Portfolio's and Master Fund's portfolio securities.

DISTRIBUTOR

          The Fund acts as distributor of the Portfolio's shares. It has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of DFA, pursuant to which DFA Securities Inc. is responsible for supervising the sale of the Portfolio's shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

          Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

                                    ADVISORY FEES

          David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to the Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Fund. For the fiscal years ended November 30, 1996, 1997 and 1998, the Master Fund paid advisory fees of $81,000, $102,000 and $_____________, respectively. The Master Fund has more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.

                                 GENERAL INFORMATION

          The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February, 1992, until it amended its Articles of Incorporation in April, 1993, to change to its present name. Prior to a February, 1992, amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc. The DFA Investment Trust Company was organized as a Delaware business trust on Ocotber 27, 1992. The Trust offers shares of its series only to institutional investors in private offerings.

                                  SHAREHOLDER RIGHTS

          The shares of the Portfolio, when issued and paid for in accordance with the Portfolio's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature. With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular class whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular class. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

          Whenever the Portfolio, as an investor in the Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment.

          Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this prospectus. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.


                           PRINCIPAL HOLDERS OF SECURITIES

          As of January 30, 1999, the following person(s) beneficially owned 5% or more of the outstanding stock of the Portfolio: [NUMBERS TO BE UPDATED IN MARCH]

          NI-Gas Savings Investment & Thrift Plans     69.07%
          Northern Illinois Gas
          P.O. Box 190
          Aurora, IL  60507

          Utah Retirement System   27.91%
          540 E. 200 South
          Salt Lake City, UT  84102

                                  PURCHASE OF SHARES

          The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

          The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

          The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio. Securities accepted in exchange for shares of the Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.


                                 REDEMPTION OF SHARES

          The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

          The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the U.S. Securities and Exchange Commission ("SEC"), (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

          Shareholders may transfer shares of the Portfolio to another person by making a written request therefore to the Advisor who will transmit the request to the Fund's Transfer Agent. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the prospectus under "REDEMPTION OF SHARES." As with redemptions, the written request must be received in good order before any transfer can be made.

                              TAXATION OF THE PORTFOLIO

          The following is a summary of some of the federal income tax consequences that may affect the Portfolio. Unless your investment in the Portfolio is through a retirement plan, you should consider the tax implications of investing, and consult your own tax adviser.

DISTRIBUTION OF NET INCOME

          The Portfolio receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Portfolio, constitutes its net investment income from which dividends may be paid to its shareholders. Any distributions by the Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS

          The Portfolio may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Distributions paid from long-term capital gains realized by the Portfolio will be taxable to shareholders as long-term capital gain, regardless of how long the shares of the Portfolio have been held. Any net short-term or long-term capital gains realized by the Portfolio (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

          The Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code. As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of the Portfolio's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENT

          The Internal Revenue Code requires the Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Portfolio intends to declare and pay sufficient dividends in December (or January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF PORTFOLIO SHARES

          Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares.

          All or a portion of any loss that a shareholder realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS

          Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Portfolio or Master Fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

COMPLEX SECURITIES

          The Portfolio or Master Fund may invest in complex securities and such investments may be subject to special and complicated tax rules. These rules could affect whether gains or losses recognized by the

Portfolio or Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio or Master Fund, defer the Portfolio's or the Master Fund's ability to recognize losses, and, in limited cases, subject the Portfolio or Master Fund to U.S. federal income tax on income from certain of its foreign investments. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by the Portfolio or Master Fund.

OTHER SPECIAL RULES APPLICABLE TO FEEDER PORTFOLIOS WHICH INVEST IN MASTER FUNDS

          The Portfolio may be subject to certain special rules since the Master Fund in which the Portfolio invests is taxable as a registered investment company ("RIC"). For example, the Portfolio will not be permitted to passthrough foreign withholding taxes paid by the Master Fund to the Portfolio's shareholders. These special rules may affect the amount, timing or character of the income distributed to shareholders of the Portfolio.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

          The Portfolio will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of the Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.

                           CALCULATION OF PERFORMANCE DATA

          The Portfolio and the Master Fund may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis, that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders of the Portfolio for the fiscal year ended November 30, 1998, contains additional performance information. A copy of the annual report is available upon request and without charge.

          Quotations of the annualized percentage total returns of the Portfolio for the one-, five-, and ten-year periods ended November 30, 1998 (as applicable) are set forth in the prospectus. Such quotations use the standardized method of calculation required by the SEC.

          For purposes of calculating the performance of the Portfolio, the performance of the Master Fund will be utilized for the period prior to when the Portfolio commenced operations, and, if applicable, restated to reflect the Portfolio's fees and expenses. As the following formula indicates, the Portfolio and Master Fund each determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC's formula:

        n
P(1 + T)  = ERV

where:

     P   = a hypothetical initial payment of $1,000

     T   = average annual total return

     n   = number of years

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).

          In addition to the standardized method of calculating performance required by the SEC, the Portfolio and Master Fund may disseminate other performance data and may advertise total return calculated on a monthly basis.

          The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

                                 FINANCIAL STATEMENTS

          PricewaterhouseCoopers LLP (formerly Coopers & Lybrand, L.L.P.), 2400 Eleven Penn Center, Philadelphia, PA 19103, are the Fund's independent accountants. They audit the Fund's financial statements. The audited financial statements and financial highlights of the Portfolio for the Fund's fiscal year ended ___________, as set forth in the Fund's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.


          The audited financial statements of the Master Fund for the Trust's fiscal year ended ___________, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

          A shareholder may obtain a copy of the reports upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                          U.S. LARGE CAP VALUE PORTFOLIO II


                          DIMENSIONAL INVESTMENT GROUP INC.
            1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                              TELEPHONE:  (310) 395-8005

                         STATEMENT OF ADDITIONAL INFORMATION

                                    MARCH __, 1999


     This statement of additional information ("SAI") is not a prospectus but should be read in conjunction with the prospectus of U.S. Large Cap Value Portfolio II (the "Portfolio") of Dimensional Investment Group Inc. (the "Fund"), dated March __ , 1999, as amended from time to time. The audited financial statements and financial highlights of the Fund are incorporated by reference from the Fund's annual report to shareholders. The prospectus and annual report can be obtained by writing to the Fund at the above address or by calling the above telephone number.

                                  TABLE OF CONTENTS

                                                                          PAGE
PORTFOLIO CHARACTERISTICS AND POLICIES . . . . . . . . . . . . . . . . . . 2

BROKERAGE TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . 2

INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . 3

FUTURES CONTRACTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

CASH MANAGEMENT PRACTICES. . . . . . . . . . . . . . . . . . . . . . . . . 5

PORTFOLIO TURNOVER RATES . . . . . . . . . . . . . . . . . . . . . . . . . 6

DIRECTORS AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . . 6

SERVICES TO THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

ADVISORY FEES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

SHAREHOLDER RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

PRINCIPAL HOLDERS OF SECURITIES. . . . . . . . . . . . . . . . . . . . . . 10

PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

TAXATION OF THE PORTFOLIO. . . . . . . . . . . . . . . . . . . . . . . . . 11

CALCULATION OF PERFORMANCE DATA. . . . . . . . . . . . . . . . . . . . . . 13

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

                        PORTFOLIO CHARACTERISTICS AND POLICIES


     The following information supplements the information set forth in the prospectus. Unless otherwise indicated, it applies to the U.S. Large Cap Value Series (the "Master Fund") of The DFA Investment Trust Company (the "Trust") and the Portfolio through its investment in the Master Fund. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

     Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to the Master Fund and provides administrative services to the Portfolio.

     The Portfolio and the Master Fund are diversified under the federal securities laws and regulations.

     Because the structure of the Master Fund is based on the relative market capitalizations of eligible holdings, it is possible that the Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Fund and the anticipated amount of the Master Fund's assets intended to be invested in such securities, management does not anticipate that the Master Fund will include as much as 5% of the voting securities of any issuer.

                                BROKERAGE TRANSACTIONS

     During the fiscal years ended November 30, 1996, 1997 and 1998, the Master Fund paid brokerage commissions of $934,452, $929,005 and $___________, respectively. The substantial increases or decreases in the amount of brokerage commissions paid by the Master Fund from year to year resulted from increases or decreases in the amount of securities that were bought and sold by the Master Fund.

     Portfolio transactions of the Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Master Fund to determine the effect that their trading has on the market prices of the securities in which it invests. The Advisor also checks the rate of commission being paid by the Master Fund to its brokers to ascertain that they are competitive with those charged by other brokers for similar services.

     Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement of the Master Fund permits the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to assets under its management. During fiscal year 1998, the Master Fund paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Fund of $___________ with respect to securities transactions valued at $____________. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Fund.

     The over-the-counter market companies eligible for purchase by the Master Fund are thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect over-the-counter trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, Instinet and with dealers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor sometimes to trade larger blocks than would be possible by going through a single market maker.

     The Advisor places buy and sell orders on Instinet when the Advisor determines that the securities may not be available from other sources at a more favorable price. Instinet is an electronic information and communication network whose subscribers include most market makers as well as many institutions. Instinet charges a commission for each trade executed on its system. On any given trade, the Master Fund, by trading through Instinet, would pay a spread to a dealer on the other side of the trade plus a commission to Instinet. However, placing a buy (or sell) order on Instinet communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Master Fund can effect transactions at the best available prices.

     The Portfolio will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the Master Fund, except if the Portfolio receives securities from the Master Fund to satisfy the Portfolio's redemption request.

                                INVESTMENT LIMITATIONS

     The Portfolio has adopted certain limitations which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio. The investment limitations of the Master Fund are the same as those of the Portfolio.

     The Portfolio will not:


     (1) invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate and may purchase or sell financial futures contracts and options thereon;

     (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

     (3) as to 75% of its total assets, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result, more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

     (4) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (5) borrow, except from banks as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33% of its net assets , or pledge more than 33% of such assets to secure such loans;

     (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

     (7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

     (8)  engage in the business of underwriting securities issued by others;

     (9) invest for the purpose of exercising control over management of any company;

     (10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

     (11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

     (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

     (13) write or acquire options or interests in oil, gas or other mineral exploration, leases or development programs, except as provided in (1) above;

     (14) purchase warrants, except that the Portfolio may acquire warrants as a result of corporate actions involving its holdings of equity securities;

     (15) purchase securities on margin or sell short;

     (16) acquire more than 10% of the voting securities of any issuer, provided that this limitation applies only to 75% of the assets of the Portfolio; or

     (17) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 ("1940 Act"), except to the extent permitted by the 1940 Act.

     The investment limitations described in (3), (4), (7), (9), (10), (11),
(12) and (16) above do not prohibit the Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as the Master Fund.

     The investment limitations described in (1) and (15) above do not prohibit the Portfolio from making margin deposits in connection with the purchase or sale of financial futures contracts and options thereon to the extent permitted under applicable regulations.

     Although (2) above prohibits cash loans, the Portfolio is authorized to lend portfolio securities. Inasmuch as the Portfolio will only hold shares of the Master Fund, the Portfolio does not intend to lend those shares.

     Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Master Fund may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the Master Fund's limitations on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees and the Advisor will continue to monitor the liquidity of Rule 144A securities.

     While the Master Fund has retained authority to buy and sell financial futures contracts and options thereon, it has no present intention to do so.

     Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Portfolio or Master Fund owns, and does not include assets which the Portfolio or Master Fund does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Portfolio or Master Fund will exclude from its total assets those assets which represent collateral received by the Portfolio or Master Fund for its securities lending transactions.

     Unless otherwise indicated, all limitations applicable to the Portfolio's and Master Fund's investments apply only at the time that a transaction is undertaken. Any subsequent change in the percentage of the Portfolio's or Master Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio's or Master Fund's total assets will not require the Portfolio or Master Fund's to dispose of an investment until the Advisor determines that it is practicable to sell or close out the position without undue market or tax consequences.

                                  FUTURES CONTRACTS

     The Master Fund may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange, and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Master Fund expects to earn income on its margin deposits. To the extent that the Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, the Master Fund will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Securities and Exchange Commission (the "SEC"), the Portfolio or Master Fund may be required to maintain segregated accounts consisting of liquid assets such as cash, U.S. government securities, or other high grade debt obligations (or, as permitted under applicable regulation, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Master Fund would continue to be required to make variation margin deposits. In such circumstances, if the Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

                              CASH MANAGEMENT PRACTICES

     The Portfolio and Master Fund engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. The Portfolio and Master Fund may invest cash in short-term repurchase agreements. In addition, the Portfolio and Master Fund may invest a portion of its assets, ordinarily not more than 20%, in high quality, highly liquid fixed income securities. The 20% guideline is not an absolute limitation but the Portfolio and Master Fund do not expect to exceed this guideline under normal circumstances.

     The Master Fund may invest in futures contracts and options on futures contracts. To the extent that the Master Fund or Portfolio invests in futures contracts and options thereon for other than bona fide hedging purposes, it will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of its net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

                               PORTFOLIO TURNOVER RATES

      For March update, explain any significant variation in portfolio turnover rates over the last two fiscal years or any anticipated variation from that reported in the Financial Highlights last year.


                                DIRECTORS AND OFFICERS

     The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. Each of the Directors and officers of the Fund is also a Trustee and officer of the Trust. the Directors of the Fund, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolio and the Master Fund.


     The names, locations and dates of birth of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years are set forth below.

DIRECTORS

     David G. Booth*, Director, (12/2/46), President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director, of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. (registered investment company) and Dimensional Emerging Markets Value Fund Inc. (registered investment company). Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company. Chairman and Director, Dimensional Fund Advisors Ltd.

     George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.

     John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company and First Prairie Funds (registered investment companies). Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Harbor Investment Advisors. Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting).

     Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc., Hospital Fund, Inc. (investment management services) and BIRR Portfolio Analysis, Inc. (software products). Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting).

     Merton H. Miller, (5/16/23), Director, Chicago, IL. Robert R. McCormick Distinguished Service Professor Emeritus, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Fund Value Inc. and Public Director, Chicago Mercantile Exchange.

     Myron S. Scholes, (7/1/41), Director, Greenwich, CT. Limited Partner, Long-Term Capital Management L.P. (money manager). Frank E. Buck Professor Emeritus of Finance, Graduate School of Business and Professor of Law, Law School, Senior Research Fellow, Hoover Institution, (all) Stanford University. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc., Benham Capital Management Group of Investment Companies and Smith Breeden Group of Investment Companies.

     Rex A. Sinquefield#*, (9/7/44), Director, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.

*Interested Director of the Fund.

OFFICERS

     Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Value Fund Inc.

     Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

     Truman Clark, (4/18/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.

     Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

     Irene R. Diamant, (7/16/50), Vice President and Secretary (Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

     Richard Eustice, (8/5/65), Vice President and Assistant Secretary, Santa Monica, CA.

     Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

     Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.

     Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1985-1993; President, ANB Investment Management and Trust Company from 1993-1997.

     Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

     Catherine L. Newell, (5/7/64), Vice President and Assistant Secretary (for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster, LLP from 1989 to 1996.

     David Plecha, (10/26/61), Vice President, Santa Monica, CA.

     George Sands, (2/8/56), Vice President, Santa Monica, CA.

     Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

     Jeanne C. Sinquefield#, Ph.D., (12/2/46), Executive Vice President, Santa Monica, CA.

     Scott Thornton, (3/1/63), Vice President, Santa Monica, CA.

     Weston Wellington, (3/1/51), Vice President, Santa Monica, CA. Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.

     #Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

     Directors and officers as a group own less than 1% of the Portfolio's outstanding stock.

     Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 1998, and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.

                               [TO BE UPDATED IN MARCH]


                           Aggregate                 Total Compensation from
                         Compensation                          Fund
Director                   from Fund                   And Fund Complex*
--------                   ---------                   -----------------
George M. Constantinides    $5,000                          $30,000
John P. Gould               $5,000                          $30,000
Roger G. Ibbotson           $5,000                          $30,000
Merton H. Miller            $5,000                          $30,000
Myron S. Scholes            $5,000                          $30,000

*The term Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors.

                                 SERVICES TO THE FUND

ADMINISTRATIVE SERVICES

     The Fund has entered into an administration agreement with the Advisor on behalf of the Portfolio. Pursuant to the administration agreement, the Advisor will perform various services, including: supervision of the services provided by the Portfolio's custodian and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; assisting the Fund to comply with the provisions of federal, state, local and foreign securities, tax and other laws applicable to the Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Fund to conduct meetings of shareholders of record; furnishing information as the Board of Directors may require regarding the Master Fund; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. The Advisor also provides the Fund with office space and personnel. The annual fee paid monthly by the Portfolio to the Advisor for administrative services is .01% of the Portfolio's average monthly net assets. The Advisor has agreed to waive its fee under the administration agreement and, to the extent that such waiver is insufficient, to assume expenses of the Portfolio to the extent necessary to keep the cumulative annual expenses to not more than .75% of the average net assets of the Portfolio on an annualized basis. The

Advisor retains the right in its sole discretion to modify or eliminate the waiver of a portion of its fees and assumption of expenses in the future.

     PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolio and the Master Fund. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodian, and transfer and dividend disbursing agency services. For its services, the Portfolio pays PFPC a monthly fee of $1,000.

SHAREHOLDER SERVICES

     The Fund intends to enter into shareholder service agreements with certain Shareholder Services Agents on behalf of the Portfolio. The Shareholder Services Agents ordinarily will include (i) with respect to participants in a 401(k) plan that invests in the Portfolio, the person designated to service the employer's plan, and (ii) institutions whose clients, customers or members invest in the Portfolio. The services to be provided under the shareholder service agreements may include any of the following: shareholder recordkeeping; sending statements to shareholders reflecting account activities such as purchases, redemptions and dividend payments; responding to shareholder inquiries regarding their accounts; tax reporting with respect to dividends, distributions and redemptions; receiving, aggregating and processing shareholder orders; and providing the Portfolio with information necessary for the Fund to comply with state securities laws. The fee paid by the Portfolio to the Shareholder Services Agent of each employer plan or institution is an annual rate of .10% of the aggregate daily value of all shares held in an account maintained by such Shareholder Services Agent, paid on a monthly basis.

CUSTODIAN

     PNC Bank, N.A., 200 Stevens Drive, Lester, PA 19113, serves as the custodian for the Portfolio. The custodian maintains a separate account or accounts for the Portfolio and Master Fund; receives, holds and releases portfolio securities on account of the Portfolios and Master Fund; makes receipts and disbursements of money on behalf of the Portfolios and Master Fund; and collects and receives income and other payments and distributions on account of the Portfolio's and Master Fund's portfolio securities.

DISTRIBUTOR

     The Fund acts as distributor of the Portfolio's shares. It has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of DFA, pursuant to which DFA Securities Inc. is responsible for supervising the sale of the Portfolio's shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.


LEGAL COUNSEL

     Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.


                                    ADVISORY FEES


     David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to the Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Fund. For the fiscal years ended November 30, 1996, 1997 and 1998, the Master Fund paid advisory fees of $699,000, $1,255,000 and $___________, respectively. The Master Fund has more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.

                                 GENERAL INFORMATION

     The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February, 1992, until it amended its Articles of Incorporation in April, 1993, to change to its present name. Prior to a February, 1992, amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc. The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its series only to institutional investors in private offerings.

                                  SHAREHOLDER RIGHTS

     The shares of the Portfolio, when issued and paid for in accordance with the Portfolio's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemptions or any other feature.

     With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's bylaws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

     Whenever the Portfolio, as an investor in the Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the
Portfolio's shareholders with respect to the proposal.   The Directors of the
Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment.

     Shareholder inquiries may be made by writing or calling the Shareholder Services Agent at the address or telephone number set forth in the employer's plan documents or in documents provided by the institution.

                           PRINCIPAL HOLDERS OF SECURITIES

     As of January 30, 1999, the following person beneficially owned 5% or more of the outstanding stock of the Portfolio, as set forth below: [THESE NUMBERS WILL BE UPDATED IN MARCH]

          BellSouth Corporation                                  100%
          Bankers Trust Company as Trustee*
          34 Exchange Place
          Jersey City, NJ  07302
          * Owner of record only

                                  PURCHASE OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

     The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (the "NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

     The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio.

                                 REDEMPTION OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

     The Fund may suspend redemption privileges or postpone the date of payment:
(1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

                              TAXATION OF THE PORTFOLIO

     The following is a summary of some of the federal income tax consequences of investing in the Portfolio. Unless you are invested in the Portfolio through a retirement plan, you should consider the implications of investing and consult your own tax adviser.


DISTRIBUTION OF NET INCOME

     The Portfolio receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Portfolio, constitute its net investment income from which dividends may be paid to its shareholders. Any distributions by the Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS

     The Portfolio may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Distributions paid from long-term capital gains realized by the Portfolio will be taxable to shareholders as long-term capital gain, regardless of how long the shares of the Portfolio have been held. Any net short-term or long-term capital gains realized by the Portfolio (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

     The Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code. As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of the Portfolio's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENT

     The Internal Revenue Code requires the Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Portfolio intends to declare and pay sufficient dividends in December (or January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF PORTFOLIO SHARES

     Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares.

     All or a portion of any loss that a shareholder realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS

     Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Portfolio or Master Fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

COMPLEX SECURITIES

     The Portfolio or Master Fund may invest in complex securities and such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains or losses recognized by the Portfolio or Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio or Master Fund, defer the Portfolio's or the Master Fund's ability to recognize losses, and, in limited cases, subject the Portfolio or the Master Fund to U.S. federal income tax on income from certain of its foreign investments. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by the Portfolio or Master Fund.

OTHER SPECIAL RULES APPLICABLE TO FEEDER PORTFOLIOS WHICH INVEST IN MASTER FUNDS

     The Portfolio may be subject to certain special rules since the Master Fund in which the Portfolio invests is taxable as a registered investment company ("RIC"). For example, the Portfolio will not be permitted to passthrough foreign withholding taxes paid by the Master Fund to the Portfolio's shareholders. These special rules may affect the amount, timing or character of the income distributed to shareholders of the Portfolio.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

     The Portfolio will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of the Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.

                           CALCULATION OF PERFORMANCE DATA

     The Portfolio and the Master Fund may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders of the Portfolio for the fiscal year ended November 30, 1998, contains additional performance information. A copy of the annual report is available upon request and without charge.

     Quotations of the annualized percentage total returns for the one-, five-, and ten-year periods ended November 30, 1998 (as applicable) are set forth in the prospectus. Such quotations use the standardized method of calculation required by the SEC.

     For purposes of calculating the performance of the Portfolio, the performance of the Master Fund will be utilized for the period prior to when the Portfolio commenced operations, and, if applicable, restated to reflect the Portfolio's fees and expenses. As the following formula indicates, the Portfolio and Master Fund each determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC's formula:

P(1 + T) TO THE POWER OF n  = ERV

where:
          P   = a hypothetical initial payment of $1,000
          T   = average annual total return
          n   = number of years
          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).


     In addition to the standardized method of calculating performance required by the SEC, the Portfolio and Master Fund may disseminate other performance data and may advertise total return calculated on a monthly basis.


     The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

                                 FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP (formerly Coopers & Lybrand, L.L.P.), 2400 Eleven Penn Center, Philadelphia, PA 19103, are the Fund's independent accountants. They audit the Fund's financial statements. The audited financial statements and financial highlights of the Portfolio for the Fund's fiscal year ended ___________, as set forth in the Fund's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.


     The audited financial statements of the Master Fund for the Trust's fiscal year ended ___________, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

     A shareholder may obtain a copy of the reports upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                        DFA INTERNATIONAL VALUE PORTFOLIO II


                         DIMENSIONAL INVESTMENT GROUP INC.

           1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA  90401
                             TELEPHONE:  (310) 395-8005

                        STATEMENT OF ADDITIONAL INFORMATION

                                    March __, 1999



     This statement of additional information (SAI) is not a prospectus but should be read in conjunction with the prospectus of DFA International Value Portfolio II (the "Portfolio") of Dimensional Investment Group Inc. (the "Fund"), dated March __, 1999, as amended from time to time.


     The audited financial statements and financial highlights of the Fund are incorporated by reference from the Fund's annual report to shareholders. The prospectus and annual report can be obtained by writing or calling the Shareholder Services Agent for your employer's plan.


                                  TABLE OF CONTENTS

                                                                            PAGE
PORTFOLIO CHARACTERISTICS AND POLICIES . . . . . . . . . . . . . . . . . .    1
BROKERAGE TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . .    1
INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .    2
FUTURES CONTRACTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
CASH MANAGEMENT PRACTICES. . . . . . . . . . . . . . . . . . . . . . . . .    4
CONVERTIBLE DEBENTURES . . . . . . . . . . . . . . . . . . . . . . . . . .    5
PORTFOLIO TURNOVER RATES . . . . . . . . . . . . . . . . . . . . . . . . .    5
DIRECTORS AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . .    5
ADVISORY FEES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
SHAREHOLDER RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
PRINCIPAL HOLDERS OF SECURITIES. . . . . . . . . . . . . . . . . . . . . .    9
PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
TAXATION OF THE PORTFOLIO. . . . . . . . . . . . . . . . . . . . . . . . .   10
CALCULATION OF PERFORMANCE DATA. . . . . . . . . . . . . . . . . . . . . .   12
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . .   13

                        PORTFOLIO CHARACTERISTICS AND POLICIES


     The following information supplements the information set forth in the prospectus. Unless otherwise indicated, the following information applies to the DFA International Value Series (the "Master Fund") of The DFA Investment Trust Company (the "Trust") and to the Portfolio through its investment in the Master Fund. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

     Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to the Master Fund and provides administrative services to the Portfolio.

     The Portfolio and the Master Fund are diversified under the federal securities laws and regulations.

     Because the structure of the Master Fund is based on the relative market capitalizations of eligible holdings, it is possible that the Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Fund and the anticipated amount of the assets intended to be invested in such securities, management does not anticipate that the Master Fund will include as much as 5% of the voting securities of any issuer.

                                BROKERAGE TRANSACTIONS

     During the fiscal years ended November 30, 1996, 1997 and 1998, the Master Fund paid brokerage commissions of $1,251,242, $1,133,787 and $___________, respectively. The substantial increases or decreases in the amount of brokerage commissions paid by the Master Fund from year to year resulted from increases or decreases in the amount of securities that were bought and sold by the Master Fund.

     Portfolio transactions of the Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Master Fund to determine the effect that their trading has on the market prices of the securities in which it invests. The Advisor also checks the rate of commission being paid by the Master Fund to its brokers to ascertain that they are competitive with those charged by other brokers for similar services.

     Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement of the Master Fund permits the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to assets under its management.

     The Advisor places buy and sell orders on Instinet when the Advisor determines that the securities may not be available from other sources at a more favorable price. Instinet is an electronic information and communication network whose subscribers include most market makers as well as many institutions. Instinet charges a commission for each trade executed on its system. On any given trade, the Master Fund, by trading through Instinet, would pay a spread to a dealer on the other side of the trade plus a commission to Instinet. However, placing a buy (or sell) order on Instinet communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Master Fund can effect transactions at the best available prices.

     During fiscal year 1998, the Master Fund paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Fund of $___________ with respect to securities transactions valued at $_______________. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Fund.

     The Portfolio will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the Master Fund, except if the Portfolio receives securities or currencies from the Master Fund to satisfy the Portfolio's redemption request.

                                INVESTMENT LIMITATIONS

     The Portfolio has adopted certain limitations which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio. The investment limitations of the Master Fund are the same as those of the Portfolio.

     The Portfolio will not:

     (1) invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate and may purchase or sell financial futures contracts and options thereon;

     (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

     (3) as to 75% of its total assets, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result of more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

     (4) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (5) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and, then, in no event in excess of 33% of its net assets, or pledge more than 33% of such assets to secure such loans;

     (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

     (7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

     (8) engage in the business of underwriting securities issued by others;

     (9) invest for the purpose of exercising control over management of any company;

     (10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

     (11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

     (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

     (13) write or acquire options or interests in oil, gas or other mineral exploration, leases or development programs, except as described in (1) above;

     (14) purchase warrants, except that the Portfolio may acquire warrants as a result of corporate actions involving its holding of equity securities;

     (15) purchase securities on margin or sell short;

     (16) acquire more than 10% of the voting securities of any issuer; or


     (17) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 (the "1940 Act")), except to the extent permitted by the 1940 Act.


     The investment limitations described in (3), (4), (7), (9), (10), (11),
(12) and (16) above do not prohibit the Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as the Master Fund.

     The investment limitations described in (1) and (15) above do not prohibit the Portfolio from making margin deposits in connection with the purchase or sale of financial futures contracts and options thereon to the extent permitted under applicable regulations.

     Although (2) above prohibits cash loans, the Portfolio is authorized to lend portfolio securities. Inasmuch as the Portfolio will only hold shares of the Master Fund, the Portfolio does not intend to lend those shares.

     Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Master Fund may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the Master Fund' limitations on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees and the Advisor will continue to monitor the liquidity of Rule 144A securities.

     The Master Fund may acquire and sell forward foreign currency exchange contracts in order to hedge against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract. While the Master Fund has retained authority to buy and sell financial futures contracts and options thereon, it has no present intention to do so.

     Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Master Fund owns, and does not include assets which the Master Fund does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Master Fund will exclude from its total assets those assets which represent collateral received by the Master Fund for its securities lending transactions.

     Unless otherwise indicated, all limitations applicable to the Portfolio's and Master Fund's investments apply only at the time that a transaction is undertaken. Any subsequent change in the percentage of a Portfolio's or Master Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio's or Master Fund's total assets will not require a Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences.

                                  FUTURES CONTRACTS

     The Master Fund may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Master Fund expects to earn income on its margin deposits. To the extent that the Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, the Master Fund will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the U.S. Securities and Exchange Commission ("SEC"), the Master Fund may be required to maintain segregated accounts consisting of liquid assets, such as cash or liquid securities (or, as permitted under applicable regulation, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Master Fund would continue to be required to make variation margin deposits. In such circumstances, if the Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

                              CASH MANAGEMENT PRACTICES


     The Portfolio and Master Fund engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable.


     The Portfolio and Master Fund may invest cash in short-term repurchase agreements. In addition, the following cash investments are permissible: fixed income obligations such as money market instruments; index futures contracts and options thereon. Under normal circumstances, they do not expect to invest more than 20% of their assets in such investments.

     To the extent that they invest in futures contracts and options thereon for other than bona fide hedging purposes, they will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of its total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

                                CONVERTIBLE DEBENTURES

     The Master Fund may invest up to 5% of its assets in convertible debentures issued by non-U.S. companies located in countries where it is permitted to invest. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Master Fund may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired by the Master Fund upon conversion of a convertible debenture will generally be held for as long as the Advisor anticipates such stock will provide the Master Fund with opportunities which are consistent with the Master Fund' investment objective and policies.

                               PORTFOLIO TURNOVER RATES


     For March update, explain any significant variation in portfolio turnover rates over the last two fiscal years or any anticipated variation from that reported in the Financial Highlights last year.


                                DIRECTORS AND OFFICERS

     The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. Each of the Directors and officers of the Fund is also a Trustee and officer of the Trust. The Directors of the Fund, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolio and the Master Fund.


    The names, locations and dates of birth of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years are set forth below.


DIRECTORS


     David G. Booth*, (12/2/46), Director, President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director, of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. (registered investment company) and Dimensional Emerging Markets Value Fund Inc. (registered investment company). Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company. Chairman and Director, Dimensional Fund Advisors Ltd.


     George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.

     John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company and First Prairie Funds (registered investment companies). Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Harbor Investment Advisors. Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting).

     Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc., Hospital Fund, Inc. (investment management services) and BIRR Portfolio Analysis, Inc. (software products). Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting).


     Merton H. Miller, (5/16/23), Director, Chicago, IL. Robert R. McCormick Distinguished Service Professor Emeritus, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Public Director, Chicago Mercantile Exchange.

     Myron S. Scholes, (7/1/41), Director, Greenwich, CT. Limited Partner, Long-Term Capital Management L.P. (money manager). Frank E. Buck Professor Emeritus of Finance, Graduate School of Business and Professor of Law, Law School, Senior Research Fellow, Hoover Institution, (all) Stanford University. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc., Benham Capital Management Group of Investment Companies and Smith Breeden Group of Investment Companies.

     Rex A. Sinquefield*#, (9/7/44), Director, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.

*Interested Director of the Fund.

OFFICERS

     Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Value Fund Inc.

     Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

     Truman Clark, (4/18/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.

     Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

     Irene R. Diamant, (7/16/50), Vice President and Secretary (Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

     Richard Eustice, (8/5/65), Vice President and Assistant Secretary, Santa Monica, CA.

     Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

     Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.

     Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1985-1993; President, ANB Investment Management and Trust Company from 1993-1997.

     Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

     Catherine L. Newell, (5/7/64), Vice President and Assistant Secretary (for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster, LLP from 1989 to 1996.

     David Plecha, (10/26/61), Vice President, Santa Monica, CA. 41, Vice President, Santa Monica, CA.

     George Sands, (2/8/56), Vice President, Santa Monica, CA.

     Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

     Jeanne C. Sinquefield,# Ph.D., (10/12/55), Executive Vice President, Santa Monica, CA.

     Scott Thornton, (3/1/63), Vice President, Santa Monica, CA.

     Weston Wellington, (3/1/51), Vice President, Santa Monica, CA. Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.

     #Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

     Directors and officers as a group own less than 1% of the Portfolio's outstanding stock.

     Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 1998, and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.


                               [TO BE UPDATED IN MARCH]

DIRECTOR                            AGGREGATE           TOTAL COMPENSATION FROM
                                  COMPENSATION                   FUND
                                    FROM FUND              AND FUND COMPLEX*
                                  ------------          -----------------------
George M. Constantinides             $5,000                     $30,000
John P. Gould                        $5,000                     $30,000
Roger G. Ibbotson                    $5,000                     $30,000
Merton H. Miller                     $5,000                     $30,000
Myron S. Scholes                     $5,000                     $30,000


     *The term Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administration services and for which the individuals listed above serve as directors.


ADMINISTRATIVE SERVICES

     The Fund has entered into an administration agreement with the Advisor on behalf of the Portfolio. Pursuant to the administration agreement, the Advisor will perform various services, including: supervision of the services provided by the Portfolio's custodian and transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; assisting the Fund to comply with the provisions of federal, state, local and foreign securities, tax and other laws applicable to the Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Fund to conduct meetings of shareholders of record; furnishing information as the Board of Directors may require regarding the Master Fund; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. The Advisor also provides the Fund with office space and personnel. The annual fee paid monthly by the Portfolio to the Advisor for administrative services is .01% of the average monthly net assets of the Portfolio. The Advisor has agreed to waive its fee under the administration agreement for the Portfolio and, to the extent that such waiver is insufficient, to assume expenses of the Portfolio to the extent necessary to keep its cumulative annual expenses to not more than
 .75% of the average net assets of the Portfolio on an annualized basis.

The Advisor retains the right in its sole discretion to modify or eliminate the waiver of a portion of its fees and assumption of expenses in the future.

     The Fund intends to enter into shareholder service agreements with certain Shareholder Service Agents on behalf of the Portfolio. The Shareholder Service Agents ordinarily will include (i) with respect to participants in a 401(k) plan that invests in the Portfolio, the person designated to service the employer's plan and (ii) institutions whose clients, customers or members invest in the Portfolio. The service to be provided under the shareholder service agreements may include any of the following: shareholder recordkeeping; sending statements to shareholders reflecting account activities such as purchases, redemptions and dividend payments; responding to shareholder inquiries regarding their accounts; tax reporting with respect to dividends, distributions and redemptions; receiving, aggregating and processing shareholder orders; and providing the Portfolio with information necessary for the Fund to comply with the state securities laws. The fee paid by the Portfolio to the Shareholder Services Agent of each employer plan or institution is an annual rate of .10% of the aggregate daily value of all shares held in an account maintained by such Shareholder Services Agent, paid on a monthly basis.

     PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolio and the Master Fund. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodian, and transfer and dividend disbursing agency services. For its services, the Portfolio pays PFPC a monthly fee of $1,000.

CUSTODIANS


     PNC Bank, N.A., 200 Stevens Drive, Lester, PA 19113, serves as the custodian for the Portfolio. Citibank, N.A., 111 Wall Street, New York, New York 10005, is the global custodian for the Master Fund. The custodians maintain a separate account or accounts for the Portfolio and Master Fund; receive, hold and release portfolio securities on account of the Portfolio and Master Fund; make receipts and disbursements of money on behalf of the Portfolio and Master Fund; and collect and receive income and other payments and distributions on account of the Portfolio's and Master Fund's portfolio securities.


DISTRIBUTOR

     The Fund acts as distributor of each series of its own shares of stock.
The Fund has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of the Advisor, pursuant to which DFA Securities Inc. is responsible for supervising the sale of each series of shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

     Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.


                                    ADVISORY FEES


     David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to the Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Fund. For the fiscal years ended November 30, 1996, 1997 and 1998, the Master Fund paid advisory fees of $2,124,000, $2,997,000 and $____________, respectively. The Master Fund has more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.

                                 GENERAL INFORMATION

     The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February, 1992, until it amended its Articles of Incorporation in April, 1993, to change to its present name. Prior to a February, 1992, amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc. The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its series only to institutional investors in private offerings.

                                  SHAREHOLDER RIGHTS

     The shares of the Portfolio, when issued and paid for in accordance with the Fund's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

     With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act, or other applicable law. The Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

     Whenever the Portfolio, as an investor in its Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment.

     Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

                          PRINCIPAL HOLDERS OF SECURITIES


     As of January 30, 1999, the following person beneficially owned 5% or more of the outstanding stock of the Portfolio: [THESE NUMBERS WILL BE UPDATED IN MARCH]


          BellSouth Corporation                             100%
          Bankers Trust Company as Trustee*
          34 Exchange Place
          Jersey City, NJ  07302

          *Owner of record only

                                  PURCHASE OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

     The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days that the NYSE is closed, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

     The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio. Securities accepted in exchange for shares of the Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

                                 REDEMPTION OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

     The Fund may suspend redemption privileges or postpone the date of payment:
(1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

                              TAXATION OF THE PORTFOLIO

     The following is a summary of some of the federal income tax consequences that may affect the Portfolio. Unless your investment in the Portfolio is through a retirement plan, you should consider the tax implications of investing and consult your own tax adviser.

DISTRIBUTION OF NET INCOME

     The Portfolio receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Portfolio, constitutes its net investment income from which dividends may be paid to its shareholders. Any distributions by the Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS

     The Portfolio may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Distributions paid from long-term capital gains realized by the Portfolio will be taxable to shareholders as long-term capital gain, regardless of how long the shares of the Portfolio have been held. Any net short-term or long-term capital gains realized by the Portfolio (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY


     The Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code. As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of the Portfolio's available earnings and profits.


EXCISE TAX DISTRIBUTION REQUIREMENT


     The Internal Revenue Code requires the Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Portfolio intends to declare and pay sufficient dividends in December (or January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.


EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

     Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by the Portfolio. Similarly, foreign exchange losses realized by a Portfolio on the sale of debt instruments are generally treated as ordinary losses by the Portfolio. These gains when distributed will be taxable to shareholders as ordinary dividends, and any losses will reduce the Portfolio's ordinary income otherwise available for distribution to shareholders. This treatment could increase or reduce the Portfolio's ordinary income distributions to shareholders, and may cause some or all of the Portfolio's previously distributed income to be classified as a return of capital.


     The Portfolio which invests in foreign securities may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% in value of the total assets of a Portfolio are invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio. If this election is made, shareholders will be required to include in their gross income their pro rata share of foreign taxes paid by the Portfolio. However, shareholders will be entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. federal income tax, subject to certain limitations under the Internal Revenue Code.


DIVIDENDS RECEIVED DEDUCTION

     The Portfolio which will receive virtually all its net investment income from the receipt of interest income or from investments in foreign securities is not expected to make distributions eligible for the dividends received deduction for corporations. The portion of dividends so qualified depends on the aggregate qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

REDEMPTION OF PORTFOLIO SHARES

     Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares.

     All or a portion of any loss that a shareholder realizes upon the redemption of the Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS

     Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Portfolio or Master Fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

COMPLEX SECURITIES

     The Portfolio or Master Fund may invest in complex securities and such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains or losses recognized by the Portfolio or Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio or Master Fund, defer the Portfolio's or Master Fund's ability to recognize losses, and, in limited cases, subject the Portfolio or Master Fund to U.S. federal income tax on income from certain of its foreign investments. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by the Portfolio or Master Fund.

OTHER SPECIAL RULES APPLICABLE TO FEEDER PORTFOLIOS WHICH INVEST IN MASTER FUNDS

     The Portfolio may be subject to certain special rules since the Master Fund in which it invests is taxable as a registered investment company ("RIC"). For example, the Portfolio will not be permitted to passthrough foreign withholding taxes paid by the Master Fund to the Portfolio's shareholders. These special rules may affect the amount, timing or character of the income distributed to shareholders of the Portfolio.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

    The Portfolio will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of the Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.

                           CALCULATION OF PERFORMANCE DATA

     The Portfolio and the Master Fund may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders of the Portfolio for the fiscal year ended November 30, 1998, contains additional performance information. A copy of the annual report is available upon request and without charge.

     Rates of return expressed as a percentage of U.S. dollars will reflect applicable currency exchange rates at the beginning and ending dates of the investment periods presented. The return expressed in terms of U.S. dollars is the return one would achieve by investing dollars in the Portfolio at the beginning of the period and liquidating the investment in dollars at the end of the period. Hence, the return expressed as a percentage of U.S. dollars combines the investment performance of the Portfolio (and the Master Fund) as well as the performance of the local currency or currencies of the Portfolio.

     Quotations of the annualized percentage total returns for the one-, five-, and ten-year periods ended November 30, 1998 (as applicable) are set forth in the prospectus. Such quotations use the standardized method of calculation required by the SEC.

     For purposes of calculating the performance of the Portfolio, the performance of the Master Fund will be utilized for the period prior to when the Portfolio commenced operations and, if applicable, restated to reflect the Portfolio's fees and expenses. As the following formula indicates, the Portfolio and Master Fund each determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC's formula:

        n
P(1 + T)   = ERV

where:
          P   =     a hypothetical initial payment of $1,000
          T   =     average annual total return
          n   =     number of years
          ERV =     ending redeemable value of a hypothetical $1,000 payment
                    made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods
                    (or fractional portion thereof).


     In addition to the standardized method of calculating performance required by the SEC, the Portfolio and the Master Fund may disseminate other performance data and may advertise total return calculated on a monthly basis.


     The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

                                 FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP (formerly Coopers & Lybrand L.L.P.), 2400 Eleven Penn Center, Philadelphia, PA 19103, are the Fund's independent accountants. They audit the Fund's financial statements. The audited financial statements and financial highlights of the Portfolio for the Fund's fiscal year ended ___________, as set forth in the Fund's annual report to shareholders of the Portfolio, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

     The audited financial statements of the Master Fund for the Trust's fiscal year ended ___________, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

     A shareholder may obtain a copy of the reports upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                             U.S. 6-10 VALUE PORTFOLIO II


                          DIMENSIONAL INVESTMENT GROUP INC.

            1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA  90401
                              TELEPHONE:  (310) 395-8005

                         STATEMENT OF ADDITIONAL INFORMATION

                                    March __, 1999


     This statement of additional information ("SAI") is not a prospectus but should be read in conjunction with the prospectus of U.S. 6-10 Value Portfolio II (the "Portfolio") of Dimensional Investment Group Inc. (the "Fund"), dated
March   , 1999, as amended from time to time.  The audited financial statements and financial highlights of the Fund are incorporated by reference from the Fund's annual report to shareholders. The prospectus and annual report can be obtained by writing to the Fund at the above address or by calling the above telephone number.

                                  TABLE OF CONTENTS


                                                                          PAGE
INVESTMENT OBJECTIVE AND POLICIES. . . . . . . . . . . . . . . . . . . . . 2

BROKERAGE TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . 2

INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . 3

FUTURES CONTRACTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

CASH MANAGEMENT PRACTICES. . . . . . . . . . . . . . . . . . . . . . . . . 5

PORTFOLIO TURNOVER RATES . . . . . . . . . . . . . . . . . . . . . . . . . 6

DIRECTORS AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . . 6

SERVICES TO THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

ADVISORY FEES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

SHAREHOLDER RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

PRINCIPAL HOLDERS OF SECURITIES. . . . . . . . . . . . . . . . . . . . . . 10

PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

TAXATION OF THE PORTFOLIO. . . . . . . . . . . . . . . . . . . . . . . . . 11

CALCULATION OF PERFORMANCE DATA. . . . . . . . . . . . . . . . . . . . . . 13

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

PORTFOLIO CHARACTERISTICS AND POLICIES



     The following information supplements the information set forth in the prospectus. Unless otherwise indicated, it applies to the U.S. 6-10 Value Series (the "Master Fund") of The DFA Investment Trust Company (the "Trust") and the Portfolio through its investment in the Master Fund. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

     Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to the Master Fund and provides administrative services to the Portfolio.

     The Portfolio and the Master Fund are diversified under the federal securities laws and regulations.

     Because the structure of the Master Fund is based on the relative market capitalizations of eligible holdings, it is possible that the Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Fund and the anticipated amount of the Master Fund's assets intended to be invested in such securities, management does not anticipate that the Master Fund will include as much as 5% of the voting securities of any issuer.

                                BROKERAGE TRANSACTIONS

     During the fiscal years ended November 30, 1996, 1997 and 1998, the Master Fund paid brokerage commissions of $2,754,009, $4,591,853 and $___________, respectively. The substantial increases or decreases in the amount of brokerage commissions paid by the Master Fund from year to year resulted from increases or decreases in the amount of securities that were bought and sold by the Master Fund.Portfolio transactions of the Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Master Fund to determine the effect that their trading has on the market prices of the securities in which it invests. The Advisor also checks the rate of commission being paid by the Master Fund to its brokers to ascertain that they are competitive with those charged by other brokers for similar services.

     Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement of the Master Fund permits the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the accounts under its management. During fiscal year 1998, the Master Fund paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Fund of $_____________ with respect to securities transactions valued at $______________. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Fund.

     The over-the-counter companies eligible for purchase by the Master Fund are thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect over-the-counter trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, Instinet and with dealers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor sometimes to trade larger blocks than would be possible by going through a single market maker.

     The Advisor places buy and sell orders on Instinet when the Advisor determines that the securities may not be available from other sources at a more favorable price. Instinet is an electronic information and communication network whose subscribers include most market makers as well as many institutions. Instinet charges a commission for each trade executed on its system. On any given trade, the Master Fund, by trading through Instinet, would pay a spread to a dealer on the other side of the trade plus a commission to Instinet. However, placing a buy (or sell) order on Instinet communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Master Fund can effect transactions at the best available prices.

     The Portfolio will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the Master Fund, except if the Portfolio receives securities from the Master Fund to satisfy the Portfolio's redemption request.

                                INVESTMENT LIMITATIONS

     The Portfolio has adopted certain limitations which may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio. The investment limitations of the Master Fund are the same as those of the Portfolio.

     The Portfolio will not:

     (1) invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate and may purchase or sell financial futures contracts and options thereon;

     (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

     (3) as to 75% of its total assets, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result, more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

     (4) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (5) borrow, except from banks as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33% of its net assets, or pledge not more than 33% of such assets to secure such loans;

     (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

     (7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

     (8) engage in the business of underwriting securities issued by others;

     (9) invest for the purpose of exercising control over management of any company;

     (10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

     (11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

     (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

     (13) write or acquire options or interests in oil, gas or other mineral exploration, leases or development programs;

     (14) purchase warrants, except that the Portfolio may acquire warrants as a result of corporate actions involving its holding of other equity securities;

     (15) purchase securities on margin or sell short;

     (16) acquire more than 10% of the voting securities of any issuer, provided that this limitation applies only to 75% of the assets of the Portfolio; or

     (17) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 ("1940 Act")), except to the extent permitted by the 1940 Act.

     The investment limitations described in (3), (4), (7), (9), (10), (11),
(12) and (16) above do not prohibit the Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as the Master Fund.

     The investment limitations described in (1) and (15) above do not prohibit the Portfolio from making margin deposits in connection with the purchase or sale of financial futures contracts and options thereon to the extent permitted under applicable regulations.

     Although (2) above prohibits cash loans, the Portfolio is authorized to lend portfolio securities. Inasmuch as the Portfolio will only hold shares of the Master Fund, the Portfolio does not intend to lend those shares.

     Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Master Fund may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the Master Fund's limitations on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees and the Advisor will continue to monitor the liquidity of Rule 144A securities.

     Although the Master Fund has retained authority to buy and sell financial futures contracts and options thereon, it has no present intention to do so.

     Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Portfolio or Master Fund owns, and does not include assets which the Portfolio or Master Fund does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Portfolio or Master Fund will exclude from its total assets those assets which represent collateral received by the Portfolio or Master Fund for its securities lending transactions.

     Unless otherwise indicated, all limitations applicable to the Portfolio's and Master Fund's investments apply only at the time that a transaction is undertaken. Any subsequent change in the percentage of the Portfolio's or Master Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio's or Master Fund's total assets will not require the Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the position without undue market or tax consequences.

                                  FUTURES CONTRACTS

     The Master Fund is authorized to enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. The Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Master Fund expects to earn income on its margin deposits. To the extent that the Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, the Master Fund will not enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Securities and Exchange Commission (the "SEC"), the Portfolio or Master Fund may be required to maintain segregated accounts consisting of liquid assets such as cash, U.S. government securities, or other high grade debt obligations (or, as permitted under applicable regulation, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, the Master Fund would continue to be required to make variation margin deposits. In such circumstances, if the Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

                              CASH MANAGEMENT PRACTICES

     The Portfolio and Master Fund engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. The Portfolio and Master Fund may invest cash in short-term repurchase agreements. In addition, the Master Fund may invest a portion of its assets, ordinarily not more than 20%, in high quality, highly liquid fixed income securities. The 20% guideline is not an absolute limitation but the Portfolio and Master Fund do not expect to exceed this guideline under normal circumstances.

     The Master Fund may invest in futures contracts and options on futures contracts. To the extent that the Master Fund or Portfolio invests in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund or Portfolio will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of its net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

                               PORTFOLIO TURNOVER RATES

[FOR MARCH UPDATE, EXPLAIN ANY SIGNIFICANT VARIATION IN PORTFOLIO TURNOVER RATES OVER THE LAST TWO FISCAL YEARS OR ANY ANTICIPATED VARIATION FROM THAT REPORTED IN THE FINANCIAL HIGHLIGHTS LAST YEAR.]

                                DIRECTORS AND OFFICERS

     The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. Each of the Directors and officers of the Fund is also a Trustee and officer of the Trust. The Directors of the Fund, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolio and the Master Fund.

     The names, locations and dates of birth of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years are set forth below.


DIRECTORS

     David G. Booth*, Director, (12/2/46), President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director, of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. (registered investment company) and Dimensional Emerging Markets Value Fund Inc. (registered investment company). Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company. Chairman and Director, Dimensional Fund Advisors Ltd.

     George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.

     John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company and First Prairie Funds (registered investment companies). Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Harbor Investment Advisors. Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting).

     Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc., Hospital Fund, Inc. (investment management services) and BIRR Portfolio Analysis, Inc. (software products). Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting).

     Merton H. Miller, (5/16/23), Director, Chicago, IL. Robert R. McCormick Distinguished Service Professor Emeritus, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Public Director, Chicago Mercantile Exchange.

     Myron S. Scholes, (7/1/41), Director, Greenwich, CT. Limited Partner, Long-Term Capital Management L.P. (money manager). Frank E. Buck Professor Emeritus of Finance, Graduate School of Business and Professor of Law, Law School, Senior Research Fellow, Hoover Institution, (all) Stanford University. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc., Benham Capital Management Group of Investment Companies and Smith Breeden Group of Investment Companies.

     Rex A. Sinquefield#*, (9/7/44), Director, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.

*Interested Director of the Fund.


OFFICERS

     Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Value Fund Inc.

     Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

     Truman Clark, (4/18/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.

     Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

     Irene R. Diamant, (7/16/50), Vice President and Secretary (Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

     Richard Eustice, (8/5/65), Vice President and Assistant Secretary, Santa Monica, CA.

     Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

     Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.

     Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1985-1993; President, ANB Investment Management and Trust Company from 1993-1997.

     Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

     Catherine L. Newell, (5/7/64), Vice President and Assistant Secretary (for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster, LLP from 1989 to 1996.

     David Plecha, (10/26/61), Vice President, Santa Monica, CA.

     George Sands, (2/8/56), Vice President, Santa Monica, CA.

     Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

     Jeanne C. Sinquefield, Ph.D.#, (12/2/46), Executive Vice President, Santa Monica, CA.

     Scott Thornton, (3/1/63), Vice President, Santa Monica, CA.

     Weston Wellington, (3/1/51), Vice President, Santa Monica, CA. Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.

     #Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

     Directors and officers as a group own less than 1% of the Portfolio's outstanding stock.

     Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 1998, and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.

[TO BE UPDATED IN MARCH]


                                  Aggregate           Total Compensation from
                                 Compensation                   Fund
Director                          from Fund              and Fund Complex*
--------                          ---------              -----------------
George M. Constantinides            $5,000                    $30,000
John P. Gould                       $5,000                    $30,000
Roger G. Ibbotson                   $5,000                    $30,000
Merton H. Miller                    $5,000                    $30,000
Myron S. Scholes                    $5,000                    $30,000


*The term Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors.

                                 SERVICES TO THE FUND

ADMINISTRATIVE SERVICES

     The Fund has entered into an administration agreement with the Advisor on behalf of the Portfolio. Pursuant to the administration agreement, the Advisor will perform various services, including: supervision of the services provided by the Portfolio's custodian and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; assisting the Fund to comply with the provisions of federal, state, local and foreign securities, tax and other laws applicable to the Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Fund to conduct meetings of shareholders of record; furnishing information as the Board of Directors may require regarding the Master Fund; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. The Advisor also provides the Fund with office space and personnel. The annual fee paid monthly by the Portfolio to the Advisor for administrative services is .01% of the Portfolio's average monthly net assets. The Advisor has agreed to waive its fee under the administration agreement and, to the extent that such waiver is insufficient, to assume expenses of the Portfolio to the extent necessary to keep the cumulative annual expenses to not more than .75% of the average net assets of the Portfolio on an annualized basis. The Advisor retains the right in its sole discretion to modify or eliminate the waiver of a portion of its fees and assumption of expenses in the future.

     PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolio and the Master Fund. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodian, and transfer and dividend disbursing agency services. For its services, the Portfolio pays PFPC a monthly fee of $1,000.

SHAREHOLDER SERVICES

     The Fund intends to enter into shareholder service agreements with certain Shareholder Services Agents on behalf of the Portfolio. The Shareholder Services Agents ordinarily will include (i) with respect to participants in a 401(k) plan that invests in the Portfolio, the person designated to service the employer's plan, and (ii) institutions whose clients, customers or members invest in the Portfolio. The services to be provided under the shareholder service agreements may include any of the following: shareholder recordkeeping; sending statements to shareholders reflecting account activities such as purchases, redemptions and dividend payments; responding to shareholder inquiries regarding their accounts; tax reporting with respect to dividends, distributions and redemptions; receiving, aggregating and processing shareholder orders; and providing the Portfolio with information necessary for the Fund to comply with state securities laws. The fee paid by the Portfolio to the Shareholder Services Agent of each employer plan or institution is an annual rate of .10% of the aggregate daily value of all shares held in an account maintained by such Shareholder Services Agent, paid on a monthly basis.

CUSTODIAN

     PNC Bank, N.A., 200 Stevens Drive, Lester, PA 19113, serves as the custodian for the Portfolio and the Master Fund. The custodian maintains a separate account or accounts for the Portfolio and Master Fund; receives, holds and releases portfolio securities on account of the Portfolio and Master Fund; makes receipts and disbursements of money on behalf of the Portfolio and Master Fund; and collects and receives income and other payments and distributions on account of the Portfolio's and Master Fund's portfolio securities.

DISTRIBUTOR

     The Fund acts as distributor of the Portfolio's shares. It has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of DFA, pursuant to which DFA Securities Inc. is responsible for supervising the sale of the Portfolio's shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

     Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

                                    ADVISORY FEES


     David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to the Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Fund. For the fiscal years ended November 30, 1996, 1997, and 1998, the Master Fund paid advisory fees of $1,933,000, $3,534,000 and $__________, respectively. The Master Fund has more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.

                                GENERAL INFORMATION

     The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February, 1992, until it amended its Articles of Incorporation in April, 1993, to change to its present name. Prior to a February, 1992, amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc. The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its series only to institutional investors in private offerings.

                                  SHAREHOLDER RIGHTS

     The shares of the Portfolio, when issued and paid for in accordance with the Portfolio's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemptions or any other feature.

     With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's bylaws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

     Whenever the Portfolio, as an investor in the Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the
Portfolio's shareholders with respect to the proposal.   The Directors of the
Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment.

     Shareholder inquiries may be made by writing or calling the Shareholder Services Agent at the address or telephone number set forth in the employer's plan documents or in documents provided by the institution.

                          PRINCIPAL HOLDERS OF SECURITIES

     As of January 30, 1999, the following person beneficially owned 5% or more of the outstanding stock of the Portfolio, as set forth below: [THESE NUMBERS WILL BE UPDATED IN MARCH]


     BellSouth Corporation   100%
     Bankers Trust Company as Trustee*
     34 Exchange Place
     Jersey City, NJ  07302

     * Owner of record only

                                  PURCHASE OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

     The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") NYSE is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

     The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio.

                                 REDEMPTION OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

     The Fund may suspend redemption privileges or postpone the date of payment:
(1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

                              TAXATION OF THE PORTFOLIO

     The following is a summary of some of the federal income tax consequences that may affect the Portfolio. Unless your investment in a Portfolio is through a retirement plan, you should consider the tax implications of investing and consult your own tax adviser.

DISTRIBUTION OF NET INCOME

     The Portfolio receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Portfolio, constitute its net investment income from which dividends may be paid to its shareholders. Any distributions by the Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS

     The Portfolio may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Distributions paid from long-term capital gains realized by the Portfolio will be taxable to shareholders as long-term capital gain, regardless of how long the shares of the Portfolio have been held. Any net short-term or long-term capital gains realized by the Portfolio (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

     The Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code. As a regulated investment company, the Portfolio generally pays no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of the Portfolio's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENT

     The Internal Revenue Code requires the Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Portfolio intends to declare and pay sufficient dividends in December (or January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF PORTFOLIO SHARES

     Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares.

     All or a portion of any loss that a shareholder realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS

     Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Portfolio or Master Fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

COMPLEX SECURITIES

     The Portfolio or Master Fund may invest in complex securities and such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains or losses recognized by the Portfolio or Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio or Master Fund, defer the Portfolio's or the Master Fund's ability to recognize losses, and, in limited cases, subject the Portfolio or Master Fund to U.S. federal income tax on income from certain of its foreign investments. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by the Portfolio or Master Fund.

OTHER SPECIAL RULES APPLICABLE TO FEEDER PORTFOLIOS WHICH INVEST IN MASTER FUNDS

     The Portfolio may be subject to certain special rules since the Master Fund in which the Portfolio invests is taxable as a registered investment company ("RIC"). For example, the Portfolio will not be permitted to passthrough foreign withholding taxes paid by the Master Fund to the Portfolio's shareholders. These special rules may affect the amount, timing or character of the income distributed to shareholders of the Portfolio.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

     The Portfolio will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of the Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.

                           CALCULATION OF PERFORMANCE DATA

     The Portfolio and the Master Fund may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders of the Portfolio for the fiscal year ended November 30, 1998, contains additional performance information. A copy of the annual report is available upon request and without charge.

     Quotations of the annualized percentage total returns for the one-, five-, and ten-year periods ended November 30, 1998 (as applicable) are set forth in the prospectus. Such quotations use the standardized method of calculation required by the SEC.


     For the purposes of calculating the performance of the Portfolio, the performance of the Master Fund will be utilized for the period prior to when the Portfolio commenced operations, and, if applicable, restated to reflect the Portfolio's fees and expenses. As the following formula indicates, the Portfolio and Master Fund each determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC's formula:

        n
P(1 + T)  = ERV

where:

     P   = a hypothetical initial payment of $1,000

     T   = average annual total return

     n   = number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).

     In addition to the standardized method of calculating performance required by the SEC, the Portfolio and Master Fund may disseminate other performance data and may advertise total return calculated on a monthly basis.

     The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

                                 FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP (formerly Coopers & Lybrand, L.L.P.), 2400 Eleven Penn Center, Philadelphia, PA 19103, are the Fund's independent accountants. They audit the Fund's financial statements. The audited financial statements and financial highlights of the Portfolio for the Fund's fiscal year ended ___________, as set forth in the Fund's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.


     The audited financial statements of the Master Fund for the Trust's fiscal year ended ___________, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

     A shareholder may obtain a copy of the reports upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                          U.S. LARGE CAP VALUE PORTFOLIO III
                    TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II
                        DFA INTERNATIONAL VALUE PORTFOLIO III


                          DIMENSIONAL INVESTMENT GROUP INC.

            1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                              TELEPHONE:  (310) 395-8005

                         STATEMENT OF ADDITIONAL INFORMATION

                                   MARCH ___, 1999


     This statement of additional information ("SAI") is not a prospectus but should be read in conjunction with the prospectus of DFA International Value Portfolio III, U.S. Large Cap Value Portfolio III and Tax-Managed U.S. Marketwide Value Portfolio II (individually, a "Portfolio" and collectively, the "Portfolios") of Dimensional Investment Group Inc. (the "Fund"), dated March ___, 1999, as amended from time to time.

     The audited financial statements and financial highlights of the Fund are incorporated by reference from the Fund's annual report to shareholders. The prospectus and annual report can be obtained by writing to the Fund at the above address or by calling the above telephone number.


PORTFOLIO CHARACTERISTICS AND POLICIES . . . . . . . . . . . . . . . . . . . . . . .1

BROKERAGE TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

FUTURES CONTRACTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

CASH MANAGEMENT PRACTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5

CONVERTIBLE DEBENTURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

PORTFOLIO TURNOVER RATES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

DIRECTORS AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

SERVICES TO THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9

ADVISORY FEES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

SHAREHOLDER RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

PRINCIPAL HOLDERS OF SECURITIES. . . . . . . . . . . . . . . . . . . . . . . . . . 11


PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

TAXATION OF THE PORTFOLIOS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

CALCULATION OF PERFORMANCE DATA. . . . . . . . . . . . . . . . . . . . . . . . . . 14

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

                        PORTFOLIO CHARACTERISTICS AND POLICIES


     The following information supplements the information set forth in the prospectus. Unless otherwise indicated, it applies to the DFA International Value Series (the "International Value Series"), the DFA U.S. Large Cap Value Series (the "Large Cap Value Series") and the Tax-Managed U.S. Marketwide Value Series (the "Tax-Managed Series") (collectively, the "Master Funds") of The DFA Investment Trust Company (the "Trust") and the Portfolios through their investment in the Master Funds. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.

     Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to each Master Fund and provides administrative services to the Portfolios.

     Each of the Portfolios and the Master Funds are diversified under the federal securities laws and regulations.

     Because the structures of the Master Funds are based on the relative market capitalizations of eligible holdings, it is possible that a Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Funds and the anticipated amount of the assets intended to be invested in such securities, management does not anticipate that a Master Fund will include as much as 5% of the voting securities of any issuer.

                                BROKERAGE TRANSACTIONS

     The following table depicts brokerage commissions paid by the Master Funds.



                                BROKERAGE COMMISSIONS

               FISCAL YEARS ENDED NOVEMBER 30, 1997, 1996 AND 1995

                            [TO BE UPDATED IN MARCH]

                                       1997           1996            1995
International Value Series          $1,133,787     $1,251,242       $542,306
Large Cap Value Series                 929,005        934,452        410,503

     The substantial increases or decreases in the amount of brokerage commissions paid by the International Value Series from year to year resulted from increases or decreases in the amount of securities that were bought and sold by the International Value Series. The Tax-Managed Series had not begun operating before the date of this SAI.

     Portfolio transactions of each Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Master Funds to determine the effect that their trading has on the market prices of the securities in which they invest. The Advisor also checks the rate of commission being paid by the Master Funds to their brokers to ascertain that they are competitive with those charged by other brokers for similar services.

     Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement of each Master Fund permits the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to assets under its management. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Funds.

     During fiscal year 1997, the Master Funds paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Funds as follows:


                            [TO BE UPDATED IN MARCH]


                                            VALUE OF                BROKERAGE
                                      SECURITIES TRANSACTIONS      COMMISSIONS
                                      -----------------------      -----------
International Value Series                  $ 4,623,558              $13,922
Large Cap Value Series                       78,961,638              122,527
                                            -----------              -------
Total                                        83,585,196              136,449

     The over-the-counter market companies eligible for purchase by the Large Cap Value Series and the Tax-Managed Series are thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect over-the-counter trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, Instinet and with dealers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor sometimes to trade larger blocks than would be possible by going through a single market maker.

     The Advisor places buy and sell orders on Instinet when the Advisor determines that the securities may not be available from other sources at a more favorable price. Instinet is an electronic information and communication network whose subscribers include most market makers as well as many institutions. Instinet charges a commission for each trade executed on its system. On any given trade, a Master Fund, by trading through Instinet, would pay a spread to a dealer on the other side of the trade plus a commission to Instinet. However, placing a buy (or sell) order on Instinet communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Master Fund can effect transactions at the best available prices.

     The Portfolios will not incur any brokerage or other costs in connection with its purchase or redemption of shares of its Master Fund, except if a Portfolio receives securities or currencies from the Master Fund to satisfy the Portfolio's redemption request.

                                INVESTMENT LIMITATIONS

     Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio. The investment limitations of each Master Fund are the same as those of the corresponding Portfolio.

     The Portfolios will not:

     (1) invest in commodities or real estate, including limited partnership interests therein, although they may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate and may purchase or sell financial futures contracts and options thereon;

     (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

     (3) as to 75% of the total assets of a Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result of more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

     (4) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities; provided that the Tax-Managed U.S. Marketwide Value Portfolio II is not subject to this limitation;

     (5) borrow, except from banks as a temporary measure for extraordinary or emergency purposes and, then, in no event, in excess of 33% of its net assets, or pledge more than 33% of such assets to secure such loans;

     (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above; provided that the Tax-Managed U.S. Marketwide Value Portfolio II is not subject to this limitation;

     (7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments; provided that the Tax-Managed U.S. Marketwide Value Portfolio II is not subject to this limitation;

     (8)  engage in the business of underwriting securities issued by others;

     (9) invest for the purpose of exercising control over management of any company; provided that the Tax-Managed U.S. Marketwide Value Portfolio II is not subject to this limitation;

     (10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization; provided that the Tax-Managed Marketwide Value Portfolio II may invest its assets in securities of investment companies and units of such companies such as, but not limited to, S&P Depository Receipts;

     (11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation; provided that the Tax-Managed U.S. Marketwide Value Portfolio II is not subject to this limitation;

     (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

     (13) write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs; provided that the Tax-Managed U.S. Marketwide Value Portfolio II may write or acquire options;

     (14) purchase warrants, except that the Portfolios may acquire warrants as a result of corporate actions involving their holdings of equity securities; provided that the Tax-Managed U.S. Marketwide Value Portfolio II is not subject to this limitation;

     (15) purchase securities on margin or sell short; provided that the Tax-Managed U.S. Marketwide Value Portfolio II is not subject to the limitation on selling securities short;

     (16) acquire more than 10% of the voting securities of any issuer; provided that this limitation applies only to 75% of the assets of the U.S. Large Cap Value Portfolio III and the Tax-Managed U.S. Marketwide Value Portfolio II; or

     (17) issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted by the 1940 Act.

     The investment limitations described in (3), (4), (7), (9), (10), (11),
(12) and (16) above do not prohibit each Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as the Master Funds.

     The investment limitations described in (1) and (15) above do not prohibit each Portfolio from making margin deposits in connection with the purchase or sale of financial futures contracts and options thereon to the extent permitted under applicable regulations.

     Although (2) above prohibits cash loans, the Portfolios are authorized to lend portfolio securities. Inasmuch as the Portfolios will only hold shares of a corresponding Master Fund, the Portfolios do not intend to lend those shares.

     Although not a fundamental policy subject to shareholder approval, the Tax-Managed U.S. Marketwide Value Portfolio II, indirectly through its investment in its corresponding Master Fund, does not intend to invest more than 15% of its net assets in illiquid securities

     Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Master Funds may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees and the Advisor will continue to monitor the liquidity of Rule 144A securities.

     The International Value Series may acquire and sell forward foreign currency exchange contracts in order to hedge against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract. While the Master Funds have retained authority to buy and sell financial futures contracts and options thereon, they have no present intention to do so.

     Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that the Master Fund owns, and does not include assets which the Master Fund does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, the Master Fund will exclude from its total assets those assets which represent collateral received by the Master Fund for its securities lending transactions.

     Unless otherwise indicated, all limitations applicable to the Portfolios' and Master Funds' investments apply only at the time that a transaction is undertaken. Any subsequent change in the percentage of a Portfolio's or Master Funds' assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio's or Master Funds' total assets will not require a Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences. With respect to illiquid securities, if a fluctuation in value causes a Portfolio or Master Fund to go above its limitations on investments in illiquid securities, the Board of Directors will consider what action, if any, should be taken to reduce the percentage to the applicable limitation.

                                  FUTURES CONTRACTS

     The Master Funds each may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. A Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to a Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Master Funds expect to earn income on their margin deposits. To the extent that a Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Securities and Exchange Commission (the "SEC"), the Master Funds may be required to maintain segregated accounts consisting of liquid assets, such as cash, or liquid securities (or, as permitted under applicable regulation, enter into offsetting positions) in connection with their futures contract transactions in order to cover their obligations with respect to such contracts.

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, a Master Fund would continue to be required to make variation margin deposits. In such circumstances, if a Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

                              CASH MANAGEMENT PRACTICES

     The Portfolios and Master Funds engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. All the Portfolios and Master Funds may invest cash in short-term repurchase agreements. In addition, the following cash investments are permissible:

                                                                  Percentage
   Portfolios and Series       Permissible Cash Investment        Guidelines*
-------------------------------------------------------------------------------
U.S. Value Series              High  quality,  highly liquid         20%
                               fixed  income securities such
                               as  money market instruments;
                               index  futures  contracts and
                               options thereon**

International Value Series     Fixed income obligations such         20%
                               as  money market instruments;
                               index  futures  contracts and
                               options thereon**

     *The percentage guidelines set forth above are not absolute limitations but the Portfolios and Master Fund do not expect to exceed these guidelines under normal circumstances.

     **To the extent that such Master Funds or Portfolios invest in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund or Portfolio will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of its total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

                                CONVERTIBLE DEBENTURES

     The International Value Series may invest up to 5% of its assets in convertible debentures issued by non-U.S. companies located in countries where it is permitted to invest. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).
As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the International Value Series may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired by the International Value Series upon conversion of a convertible debenture will generally be held for as long as the Advisor anticipates such stock will provide the International Value Series with opportunities which are consistent with its investment objective and policies.

                               PORTFOLIO TURNOVER RATES

     [For March update, explain any significant variation in portfolio turnover rates over the last two fiscal years or any anticipated variation from that reported in the Financial Highlights last year.]


                                DIRECTORS AND OFFICERS

     The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. Each of the Directors and officers of the Fund is also a Trustee and officer of the Trust. The Directors of the Fund, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolios and the Master Funds.


     The names, locations and dates of birth of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years are set forth below.


DIRECTORS

     David G. Booth*, (12/2/46), Director, President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director, of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. (registered investment company) and Dimensional Emerging Markets Value Fund Inc. (registered investment company).

Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company. Chairman and Director, Dimensional Fund Advisors Ltd.

     George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.

     John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company and First Prairie Funds (registered investment companies). Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Harbor Investment Advisors. Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting).

     Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc., Hospital Fund, Inc. (investment management services) and BIRR Portfolio Analysis, Inc. (software products). Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting).

     Merton H. Miller, (5/16/23), Director, Chicago, IL. Robert R. McCormick Distinguished Service Professor Emeritus, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Public Director, Chicago Mercantile Exchange.

     Myron S. Scholes, (7/1/41), Director, Greenwich, CT. Limited Partner, Long-Term Capital Management L.P. (money manager). Frank E. Buck Professor Emeritus of Finance, Graduate School of Business and Professor of Law, Law School, Senior Research Fellow, Hoover Institution, (all) Stanford University. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc., Benham Capital Management Group of Investment Companies and Smith Breeden Group of Investment Companies.

     Rex A. Sinquefield*#, (9/7/44), Director, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.

*Interested Director of the Fund.

Officers

     Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Value Fund Inc.

     Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

     Truman Clark, (4/18/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.


     Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

     Irene R. Diamant, (7/16/50), Vice President and Secretary (Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

     Richard Eustice, (8/5/65), Vice President and Assistant Secretary, Santa Monica, CA.

     Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

     Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.

     Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1985-1993; President, ANB Investment Management and Trust Company from 1993-1997.

     Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

     Catherine L. Newell, (5/7/64), Vice President and Assistant Secretary (for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster, LLP from 1989 to 1996.

     David Plecha, (10/26/61), Vice President, Santa Monica, CA.

     George Sands, (2/8/56), Vice President, Santa Monica, CA.

     Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

     Jeanne C. Sinquefield#, Ph.D., (12/2/46), Executive Vice President, Santa Monica, CA.

     Scott Thornton, (3/1/63), Vice President, Santa Monica, CA.

     Weston Wellington, (3/1/51), Vice President, Santa Monica, CA. Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.

     #Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

     Directors and officers as a group own less than 1% of each Portfolio's outstanding stock.

     Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 1997, and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.

                               [TO BE UPDATED IN MARCH]

                                    AGGREGATE          TOTAL COMPENSATION FROM
                                  COMPENSATION                  FUND
DIRECTOR                            FROM FUND            AND FUND COMPLEX
--------                            ---------            ----------------
George M. Constantinides             $5,000                    $30,000
John P. Gould                        $5,000                    $30,000
Roger G. Ibbotson                    $5,000                    $30,000
Merton H. Miller                     $5,000                    $30,000
Myron S. Scholes                     $5,000                    $30,000

* The term Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors.

                                 SERVICES TO THE FUND

ADMINISTRATIVE SERVICES

     The Fund has entered into an administration agreement with the Advisor on behalf of each Portfolio. Pursuant to the administration agreement, the Advisor will perform various services, including: supervision of the services provided by the Portfolio's custodian and transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; assisting the Fund to comply with the provisions of federal, state, local and foreign securities, tax and other laws applicable to the Portfolio; providing shareholders of record with information about the Portfolio and their investments as they or the Fund may request; assisting the Fund to conduct meetings of shareholders; furnishing information as the Board of Directors may require regarding the Master Funds; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. The Advisor also provides the Fund with office space and personnel. For its administrative services, the Portfolios each pay the Advisor a monthly fee equal to one-twelfth of 0.01% of their respective average net assets, except for the Tax-Managed U.S. Marketwide Value Portfolio II, which pays no fee.

     PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolios and the Master Funds. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the net asset value of the shares, preparation of reports, liaison with the custodians, and transfer and dividend disbursing agency services. PFPC's charges for its services to each Portfolio are based on the number of feeder portfolios investing in the corresponding Master Fund and whether the Master Fund is organized to be taxed as a corporation or partnership. PFPC's charges are allocated among the feeder portfolios investing in the Master Fund based on their relative net assets. PFPC charges a group of feeder portfolios investing in a Master Fund which is taxed as a corporation $1,000 per month multiplied by the number of feeder portfolios. This applies to the DFA International Value Portfolio III and the U.S. Large Cap Value Portfolio III. The Tax-Managed U.S. Marketwide Value Portfolio II's corresponding Master Fund is taxed as a partnership, and it will pay PFPC a monthly fee of $2,600.

CUSTODIANS

     PNC Bank, N.A., 200 Stevens Drive, Lester, PA 19113, serves as the custodian for the Portfolios and Master Funds. Citibank, N.A., 111 Wall Street, New York, New York 10005, is the global custodian for the International Value Series. The custodians maintain a separate account or accounts for the Portfolios and the Master Funds; receive, hold and release portfolio securities on account of the Portfolios and the Master Funds; make receipts and disbursements of money on behalf of the Portfolios and the Master Funds; and collect and receive income and other payments and distributions on account of the Portfolios' and the Master Funds' portfolio securities.

DISTRIBUTOR

     The Fund acts as distributor of each series of its own shares of stock.
The Fund has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of the Advisor, pursuant to which DFA Securities Inc. is responsible for supervising the sale of each series of shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

     Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

                                    ADVISORY FEES

     David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to each Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Fund. For the fiscal years ended November 30, 1997, 1996 and 1995, the Master Funds paid advisory fees as set forth in the following table (the Tax-Managed Series had not begun operating as of November 30, 1998):


                               [TO BE UPDATED IN MARCH]


                                     1997             1996            1995
International Value Series*        $2,997,000      $2,124,000       $937,000
Large Cap Value Series*            $1,255,000        $699,000       $306,000

* Each of these Master Funds have more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.

                                 GENERAL INFORMATION

     The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February, 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to a February 1992, amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc. The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its series only to institutional investors in private offerings.

                                  SHAREHOLDER RIGHTS

     The shares of each Portfolio, when issued and paid for in accordance with the Fund's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

     With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

     Whenever a Portfolio, as an investor in its corresponding Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment.

     Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

                           PRINCIPAL HOLDERS OF SECURITIES

     As of January 30, 1998, the following person(s) beneficially owned 5% or more of the outstanding stock of each Portfolio: [THESE NUMBERS WILL BE UPDATED IN MARCH]


DFA INTERNATIONAL VALUE PORTFOLIO III

          Charles Schwab & Co. Inc.-ALL REIN*     100%
          101 Montgomery Street
          San Francisco, CA 94104

U.S. LARGE CAP VALUE PORTFOLIO III

          Charles Schwab & Co. Inc.-CAP REIN*     53.95%
          101 Montgomery Street
          San Francisco, CA 94104

          Charles Schwab & Co. Inc.-ALL REIN*     45.99%
          101 Montgomery Street
          San Francisco, CA 94104

*Owner of record only.

                                  PURCHASE OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

     The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

     The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or a Portfolio. Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

                                 REDEMPTION OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

     The Fund may suspend redemption privileges or postpone the date of payment:
(1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

                              TAXATION OF THE PORTFOLIOS

     The following is a summary of some of the federal income tax consequences that may affect each Portfolio. Unless your investment in a Portfolio is through a retirement plan, you should consider the tax implications of investing and consult your own tax adviser.

DISTRIBUTION OF NET INCOME

     Each Portfolio receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Portfolio, constitutes its net investment income from which dividends may be paid to its shareholders. Any distributions by a Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS

     A Portfolio may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Distributions paid from long-term capital gains realized by a Portfolio will be taxable to shareholders as long-term capital gain, regardless of how long the shares of the Portfolio have been held. Any net short-term or long-term capital gains realized by a Portfolio (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.


ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

     Each Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code (the "Code"). As a regulated investment company, the Portfolios generally pay no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, a Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of a Portfolio's available earnings and profits.


EXCISE TAX DISTRIBUTION REQUIREMENT

     The Code requires a Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each Portfolio intends to declare and pay sufficient dividends in December (or January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

     Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by a Portfolio. Similarly, foreign exchange losses realized by a Portfolio on the sale of debt instruments are generally treated as ordinary losses by such Portfolio. These gains when distributed will be taxable to shareholders as ordinary dividends, and any losses will reduce a Portfolio's ordinary income otherwise available for distribution to shareholders. This treatment could increase or reduce a Portfolio's ordinary income distributions to shareholders, and may cause some or all of a Portfolio's previously distributed income to be classified as a return of capital.

     A Portfolio which invests in foreign securities may be subject to foreign withholding taxes on income from certain of their foreign securities. If more than 50% in value of the total assets of a Portfolio are invested in securities of foreign corporations, such Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by such Portfolio. If this election is made, shareholders will be required to include in their gross income their pro rata share of foreign taxes paid by the Portfolio. However, shareholders will be entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. federal income tax, subject to certain limitations under the Code.

DIVIDENDS RECEIVED DEDUCTION

     Portfolios which will receive virtually all their net investment income from the receipt of interest income or from investments in foreign securities are not expected to make distributions eligible for the dividends received deduction for corporations. In the case of the other Portfolios, dividends from net investment income will generally qualify in part for the corporate dividends received deduction, but the portion of dividends so qualified depends on the aggregate qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

REDEMPTION OF PORTFOLIO SHARES

     Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares.

     All or a portion of any loss that a shareholder realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS

     Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Portfolio or Master Fund. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

COMPLEX SECURITIES

     A Portfolio or Master Fund may invest in complex securities and such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains or losses recognized by a Portfolio or Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio or Master Fund, defer a Portfolio's or a Master Fund's ability to recognize losses, and, in limited cases, subject the Portfolio or Master Fund to U.S. federal income tax on income from certain of its foreign investments. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by a Portfolio or Master Fund.

OTHER SPECIAL RULES APPLICABLE TO FEEDER PORTFOLIOS WHICH INVEST IN MASTER FUNDS

     A Portfolio which invests in a Master Fund may be subject to certain special rules depending on whether the Master Fund in which such Portfolio invests is taxable as a registered investment company ("RIC") or as a partnership under the Code. For example, Portfolios which invest in RIC Master Funds will not be permitted to passthrough foreign withholding taxes paid by such Master Funds to such Portfolio's shareholders. These special rules may affect the amount, timing or character of the income distributed to shareholders of such Portfolios.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

     The Portfolios will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of a Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.

                           CALCULATION OF PERFORMANCE DATA

     The Portfolios and the Master Funds may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders of the Portfolios for the fiscal year ended November 30, 1998, contains additional performance information. A copy of the annual report is available upon request and without charge.

     With respect to the DFA International Value Portfolio III, rates of return expressed as a percentage of U.S. dollars will reflect applicable currency exchange rates at the beginning and ending dates of the investment periods presented. The return expressed in terms of U.S. dollars is the return one would achieve by investing dollars in the Portfolio at the beginning of the period and liquidating the investment in dollars at the end of the period. Hence, the return expressed as a percentage of U.S. dollars combines the investment performance of the Portfolio (and its corresponding Master Fund) as well as the performance of the local currency or currencies of the Portfolio.

     Quotations of the annualized percentage total returns for each Portfolio for the one-, five-, and ten-year periods ended November 30, 1998 (as applicable) are set forth in the prospectus. Such quotations use the standardized method of calculation required by the SEC.

     For purposes of calculating the performance of the Portfolios, the performance of the corresponding Master Fund will be utilized for the period prior to when each Portfolio commenced operations and, if applicable, restated to reflect a Portfolio's fees and expenses. As the following formula indicates, each Portfolio and Master Fund determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC's formula:

         n
P(1 + T)   = ERV

where:

     P   =     a hypothetical initial payment of $1,000

     T   =     average annual total return

     n   =     number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).

     In addition to the standardized method of calculating performance required by the SEC, the Portfolios and the Master Funds may disseminate other performance data and may advertise total return calculated on a monthly basis.

     The Portfolios may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolios may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolios or to the Advisor, should be considered in light of a Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

                                 FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP (formerly Coopers & Lybrand, L.L.P.), 2400 Eleven Penn Center, Philadelphia, PA 19103, are the Fund's independent accountants. They audit the Fund's financial statements. The audited financial statements and financial highlights of the Portfolios for the fiscal year ended November 30, 1998, as set forth in the Fund's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

     The audited financial statements of the Master Funds for the Trust's fiscal year ended ___________, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.


     The annual reports do not contain any data regarding the Tax-Managed U.S. Marketwide Value Portfolio II or the Tax-Managed Series because they had not commenced operations as of ___________. A shareholder may obtain a copy of the reports upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.

                        DFA INTERNATIONAL VALUE PORTFOLIO IV
                           EMERGING MARKETS PORTFOLIO II

                         DIMENSIONAL INVESTMENT GROUP INC.

           1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA  90401
                             TELEPHONE:  (310) 395-8005

                        STATEMENT OF ADDITIONAL INFORMATION

                                   MARCH  ___, 1999



     This statement of additional information ("SAI") is not a prospectus but should be read in conjunction with the prospectus of DFA International Value Portfolio IV and Emerging Markets Portfolio II (individually, a "Portfolio" and, collectively, the "Portfolios") of Dimensional Investment Group Inc. (the "Fund"), dated March __, 1999, as amended from time to time.


     The audited financial statements and financial highlights of the Fund are incorporated by reference from the Fund's annual report to shareholders. The prospectus and annual report can be obtained by writing to the Fund at the above address or by calling the above telephone number.

                                  TABLE OF CONTENTS

                                                                            PAGE
PORTFOLIO CHARACTERISTICS AND POLICIES . . . . . . . . . . . . . . . . . .    1
BROKERAGE TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . .    1
INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .    2
FUTURES CONTRACTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
CASH MANAGEMENT PRACTICES. . . . . . . . . . . . . . . . . . . . . . . . .    5
CONVERTIBLE DEBENTURES . . . . . . . . . . . . . . . . . . . . . . . . . .    5
PORTFOLIO TURNOVER RATES . . . . . . . . . . . . . . . . . . . . . . . . .    6
DIRECTORS AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . .    6
SERVICES TO THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
ADVISORY FEES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
SHAREHOLDER RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
PRINCIPAL HOLDERS OF SECURITIES. . . . . . . . . . . . . . . . . . . . . .   10
PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
TAXATION OF THE PORTFOLIOS . . . . . . . . . . . . . . . . . . . . . . . .   11
CALCULATION OF PERFORMANCE DATA. . . . . . . . . . . . . . . . . . . . . .   13
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . .   14

                        PORTFOLIO CHARACTERISTICS AND POLICIES



     The following information supplements the information set forth in the prospectus. Unless otherwise indicated, it applies to all of the DFA International Value Series ("International Value Series") and the Emerging Markets Series (together, the "Master Funds") of the DFA Investment Trust Company (the "Trust") and to the Portfolios through their investment in the Master Funds. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus.


     Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to each Master Fund and provides administrative services to the Portfolios.

     Each of the Portfolios and the Master Funds are diversified under the federal securities laws and regulations.

     Because the structures of the Master Funds are based on the relative market capitalizations of eligible holdings, it is possible that a Master Fund might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Funds and the anticipated amount of the assets intended to be invested in such securities, management does not anticipate that a Master Fund will include as much as 5% of the voting securities of any issuer.


                                BROKERAGE TRANSACTIONS

     The following table depicts brokerage commissions paid by the Master Funds.

                              BROKERAGE COMMISSIONS
              FISCAL YEARS ENDED NOVEMBER 30, 1997, 1996, AND 1995


                            [TO BE UPDATED IN MARCH]


                                    1997             1996             1995
 International Value Series      $1,133,787       $1,251,242        $542,306
 Emerging Markets Series         $  559,853       $  437,088        $166,601

     The substantial increases or decreases in the amount of brokerage commissions paid by the Master Funds from year to year indicated in the foregoing table resulted from increases or decreases in the amount of securities that were bought and sold by the Master Funds.

     Portfolio transactions of each Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with these goals in view. The Advisor monitors the performance of brokers which effect transactions for the Master Funds to determine the effect that their trading has on the market prices of the securities in which it invests. The Advisor also checks the rate of commission being paid by the Master Funds to its brokers to ascertain that they are competitive with those charged by other brokers for similar services.

     Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement of each Master Fund permits the Advisor knowingly to pay commissions on these transactions which are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Master Funds. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Funds. During fiscal year 1997, the International Value Series paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Funds as follows:


                               [TO BE UPDATED IN MARCH]


                                      VALUE OF                  BROKERAGE
                               SECURITIES TRANSACTIONS         COMMISSIONS
                               -----------------------         -----------
 International Value Series          $4,623,558                  $13,922
 Emerging Markets Series                  0                         0

     Neither Portfolio will incur any brokerage or other costs in connection with its purchase or redemption of shares of its corresponding Master Funds, except if a Portfolio receives securities or currencies from the corresponding Master Funds to satisfy the Portfolio's redemption request. (See "REDEMPTION OF SHARES.")

                                INVESTMENT LIMITATIONS

     Each of the Portfolios has adopted certain limitations which may not be changed with respect to any Portfolio without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio (to be effected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio. The investment limitations of each Master Fund are the same as those of the corresponding Portfolio.

     The Portfolios will not:

     (1) invest in commodities or real estate, including limited partnership interests therein, although they may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate and may purchase or sell financial futures contracts and options thereon;

     (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

     (3) as to 75% of the total assets of a Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if, as a result of more than 5% of the Portfolio's total assets, at market, would be invested in the securities of such issuer;

     (4) purchase or retain securities of an issuer, if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (5) borrow, except from banks as a temporary measure for extraordinary or emergency purposes and, then, in no event, in excess of 33% of its net assets, or pledge more than 33% of such assets to secure such loans;

     (6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

     (7) invest more than 15% of the value of the Portfolio's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

     (8) engage in the business of underwriting securities issued by others;

     (9) invest for the purpose of exercising control over management of any company;

     (10) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization, provided that the Emerging Markets Portfolio may invest its assets in securities of investment companies and units of such companies such as, but not limited to, S&P Depository Receipts;

     (11) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

     (12) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry;

     (13) write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs;

     (14) purchase warrants, except that the Portfolios may acquire warrants as a result of corporate actions involving their holdings of equity securities;

     (15) purchase securities on margin or sell short;

     (16) acquire more than 10% of the voting securities of any issuer, provided that this limitation applies only to 75% of the assets of the Emerging Markets Portfolio II; or


    (17) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 (the "1940 Act")), except to the extent permitted under the 1940 Act.


     The investment limitations described in (3), (4), (7), (9), (10), (11),
(12) and (16) above do not prohibit each Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company, such as the Master Funds.


     The investment limitations described in (1) and (15) above do not prohibit each Portfolio from making margin deposits in connection with the purchase or sale of financial futures contracts and options thereon to the extent permitted under applicable regulations.

     Although (2) above prohibits cash loans, the Portfolios are authorized to lend portfolio securities. Inasmuch as the Portfolios will only hold shares of a corresponding Master Fund, the Portfolios do not intend to lend those shares.

     For purposes of (5) above, the Emerging Markets Portfolio II (indirectly through its investment in the Emerging Markets Series) may borrow in connection with a foreign currency transaction or the settlement of a portfolio trade. The only type of borrowing contemplated thereby is the use of a letter of credit issued on the Series' behalf in lieu of depositing initial margin in connection with currency futures contracts, and the Series have no present intent to engage in any other types of borrowing transactions under this authority.

     Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), the Master Funds may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 15% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees and the Advisor will continue to monitor the liquidity of Rule 144A securities.

     For the purposes of (12) above, utility companies will be divided according to their services; e.g., gas, gas transmission, electric and gas, electric, water and telephone will each be considered a separate industry.

     The International Value Portfolio IV and Emerging Markets Portfolio II (indirectly through their investment in the Trust) may acquire and sell forward foreign currency exchange contracts in order to hedge against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract. While the International Value Series has retained authority to buy and sell financial futures contracts and options thereon, it has no present intention to do so.

     Notwithstanding any of the above investment restrictions, the Emerging Markets Series may establish subsidiaries or other similar vehicles for the purpose of conducting their investment operations in Approved Markets, if such subsidiaries or vehicles are required by local laws or regulations governing foreign investors such as the Series or whose use is otherwise considered by the Series to be advisable. The Series would "look through" any such vehicle to determine compliance with its investment restrictions.

     Unless otherwise indicated, all limitations applicable to the Portfolios' and Master Funds' investments apply only at the time that a transaction is undertaken. Any subsequent change in the percentage of a Portfolio's or Master Funds' assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio's or Master Funds' total assets will not require a Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences.

                                  FUTURES CONTRACTS

     The Master Funds each may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. A Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to a Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Master Funds expect to earn income on their margin deposits. To the extent that a Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Master Funds' net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Securities and Exchange Commission (the "SEC"), the Master Funds may be required to maintain segregated accounts consisting of liquid assets, such as cash or liquid securities (or, as permitted under applicable interpretations, enter into offsetting positions) in connection with their futures contract transactions in order to cover their obligations with respect to such contracts.

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, a Master Fund would continue to be required to make variation margin deposits. In such circumstances, if a Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.


                              CASH MANAGEMENT PRACTICES

     All Portfolios and Master Funds engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. In the case of the Emerging Markets Series, cash investments may be made for temporary defensive purposes during periods in which market, economic or political conditions warrant.


     All the Portfolios and Master Funds may invest cash in short-term repurchase agreements. In addition, the following cash investments are permissible:

--------------------------------------------------------------------------------
                                                                  Percentage
     Portfolios and Series       Permissible Cash Investment      Guidelines*
--------------------------------------------------------------------------------
 International Value            Fixed income obligations such
                                as  money market instruments;
                                index  futures  contracts and         20%
                                options thereon***
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Emerging Markets               Money market instruments;
                                highly liquid debt securities;
                                freely convertible currencies;
                                shares of money market mutual
                                funds**; index futures                10%
                                contracts and options thereon***
--------------------------------------------------------------------------------

     *The percentage guidelines set forth above are not absolute limitations but the Portfolios and Master Funds do not expect to exceed these guidelines under normal circumstances.

     **Investments in money market mutual funds may involve duplication of certain fees and expenses.

     ***To the extent that they invest in futures contracts and options thereon for other than bona fide hedging purposes, no Master Funds or Portfolio will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of its total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

                                CONVERTIBLE DEBENTURES

     The Master Funds each may invest up to 5% of their assets in convertible debentures issued by non-U.S. companies located in countries where the Master Funds are permitted to invest. The International Value Series also may invest up to 5% of its assets in convertible debentures issued by large non-U.S. companies. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Master Funds may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired by the Master Funds upon conversion of a convertible debenture will generally be held for as long as the Advisor anticipates such stock will provide the Master Funds with opportunities which are consistent with its investment objective and policies.

                              PORTFOLIO TURNOVER RATES


     For March update, explain any significant variation in portfolio turnover rates over the last two fiscal years or any anticipated variation from that reported in the Financial Highlights last year.


                                DIRECTORS AND OFFICERS

     The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of the Fund. Each of the Directors and officers of the Fund is also a Trustee and officer of the Trust. The Directors of the Fund, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolios and the Master Funds.


     The names, locations and dates of birth of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years are set forth below.


DIRECTORS


     David G. Booth*, (12/2/46), Director, President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director, of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. (registered investment company) and Dimensional Emerging Markets Value Fund Inc. (registered investment company). Trustee, President and Chairman-Chief Executive Officer of The DFA Investment Trust Company. Chairman and Director, Dimensional Fund Advisors Ltd.


     George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.

     John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company and First Prairie Funds (registered investment companies). Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Harbor Investment Advisors. Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting).


     Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc., Hospital Fund, Inc. (investment management services) and BIRR Portfolio Analysis, Inc. (software products). Chairman, Ibbotson Associates, Inc., Chicago, IL, (software, data, publishing and consulting).

     Merton H. Miller, (5/16/23), Director, Chicago, IL. Robert R. McCormick Distinguished Service Professor Emeritus, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Public Director, Chicago Mercantile Exchange.

     Myron S. Scholes, (7/1/41), Director, Greenwich, CT. Limited Partner, Long-Term Capital Management L.P. (money manager). Frank E. Buck Professor Emeritus of Finance, Graduate School of Business and Professor of Law, Law School, Senior Research Fellow, Hoover Institution, (all) Stanford University. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc., Benham Capital Management Group of Investment Companies and Smith Breeden Group of Investment Companies.

     Rex A. Sinquefield*#, (9/7/44), Director, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee, Chairman-Chief Investment Officer of The DFA Investment Trust Company. Chairman, Chief Executive Officer and Director, Dimensional Fund Advisors Ltd.

*Interested Director of the Fund.

OFFICERS

     Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., The DFA Investment Trust Company, Dimensional Fund Advisors Ltd., and Dimensional Emerging Markets Value Fund Inc.

     Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA.

     Truman Clark, (4/18/41), Vice President, Santa Monica, CA. Consultant until October 1995 and Principal and Manager of Product Development, Wells Fargo Nikko Investment Advisors, San Francisco, CA from 1990-1994.




     Robert Deere, (10/8/57), Vice President, Santa Monica, CA.

     Irene R. Diamant, (7/16/50), Vice President and Secretary (Secretary for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA.

     Richard Eustice, (8/5/65), Vice President and Assistant Secretary, Santa Monica, CA.

     Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

     Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA.

     Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. Managing Director, ANB Investment Management and Trust Company from 1985-1993; President, ANB Investment Management and Trust Company from 1993-1997.

     Karen McGinley, (3/10/66), Vice President, Santa Monica, CA.

     Catherine L. Newell, (5/7/64), Vice President and Assistant Secretary (for all entities other than Dimensional Fund Advisors Ltd.), Santa Monica, CA. Associate, Morrison & Foerster LLP from 1989 to 1996.

     David Plecha, (10/26/61), Vice President, Santa Monica, CA.

     George Sands, (2/8/56), Vice President, Santa Monica, CA.

     Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA.

     Jeanne C. Sinquefield, Ph.D.#, (12/2/46), Executive Vice President, Santa Monica, CA.

     Scott Thornton, (3/1/63), Vice President, Santa Monica, CA.

     Weston Wellington, (3/1/51), Vice President, Santa Monica, CA. Director of Research, LPL Financial Services, Inc., Boston, MA from 1987 to 1994.

     #Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

     Directors and officers as a group own less than 1% of each Portfolio's outstanding stock.

     Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended November 30, 1997, and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.


                              [TO BE UPDATED IN MARCH]


                                  Aggregate           Total Compensation from
                                 Compensation                   Fund
Director                          from Fund               and Fund Complex*
--------                         ------------         -----------------------
George M. Constantinides            $5,000                    $30,000
John P. Gould                       $5,000                    $30,000
Roger G. Ibbotson                   $5,000                    $30,000
Merton H. Miller                    $5,000                    $30,000
Myron S. Scholes                    $5,000                    $30,000


* The term Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors.


                                 SERVICES TO THE FUND

ADMINISTRATIVE SERVICES

     The Fund has entered into an administration agreement with the Advisor on behalf of each Portfolio. Pursuant to the administration agreement, the Advisor will perform various services, including: supervision of the services provided by the Portfolio's custodian and transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; assisting the Fund to comply with the provisions of federal, state, local and foreign securities, tax and other laws applicable to the Portfolio; providing shareholders of record with information about the Portfolio and their investments as they or the Fund may request; assisting the Fund to conduct meetings of shareholders; furnishing information as the Board of Directors may require regarding the Master Funds; and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. The Advisor also provides the Fund with office space and personnel. For the administrative services provided to the DFA International Value Portfolio IV, the Advisor receives a monthly fee equal to one-twelfth of 0.20% of the Portfolio's first $40 million of average net assets and no fee for assets exceeding $40 million. Pursuant to the administration agreement relating to the Emerging Markets Portfolio II, the Advisor receives a monthly fee equal to one-twelfth of 0.40% of the Portfolio's first $50 million of average net assets and no fee for assets exceeding $50 million. The Advisor has agreed to waive its administration fee of 0.40% per year on the first $50 million of average net assets payable by Portfolio with respect to the Emerging Markets Portfolio II.

Such fee waiver arrangement may be terminated by the Advisor at any time. The sponsor of each Plan that is invested in a Portfolio intends to make voluntary contributions to each Portfolio in an amount equal to the Plan's proportionate share of the administrative services fees paid to the Advisor. The Plan sponsors may terminate their contributions at any time. As a result, the Portfolios to date have not paid any administrative fees to the Advisor.

     PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolios and the Master Funds. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the net asset value of the shares, preparation of reports, liaison with the custodians, and transfer and dividend disbursing agency services. For its services to the International Value Portfolio IV and the Emerging Markets Portfolio II, PFPC is paid monthly fees of $1,000 and $2,600, respectively.

CUSTODIANS


     Citibank, N.A., 111 Wall Street, New York, New York 10005, is the custodian for the International Value Series. The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for the Emerging Markets Series. PNC Bank, N.A., 200 Stevens Drive, Lester, PA 19113, serves as custodian for each Portfolio. The custodians maintain a separate account or accounts for the Portfolios and the Master Funds; receive, hold and release portfolio securities on account of the Portfolios and the Master Funds; make receipts and disbursements of money on behalf of the Portfolios and the Master Funds; and collect and receive income and other payments and distributions on account of the Portfolios' and the Master Funds' portfolio securities.


DISTRIBUTOR


     The Fund acts as distributor of each series of its own shares of stock.
The Fund has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of the Advisor, pursuant to which DFA Securities Inc. is responsible for supervising the sale of each series of shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.


LEGAL COUNSEL

     Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.


                                 ADVISORY FEES



     David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to each Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Funds. For the fiscal years ended November 30, 1995, 1996 and 1997, the Master Funds paid advisory fees as set forth in the following table:


                              [TO BE UPDATED IN MARCH]

                                     1997            1996            1995
 International Value Series      $2,997,000*     $2,124,000*       $536,000*
 Emerging Markets Series         $  226,000*     $  111,000*       $ 30,000*

--------------------
*Both Master Funds have more than one investor; this dollar amount represents the total dollar amount of advisory fees paid by the Master Fund to the Advisor.

                                 GENERAL INFORMATION

     The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to a February 1992, amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc.


     The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its Series only to institutional investors in private offerings.

                                 SHAREHOLDER RIGHTS

     The shares of each Portfolio, when issued and paid for in accordance with the Fund's prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

     With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters which affect the interest of the class of shares (Portfolio) which they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

     Whenever a Portfolio, as an investor in its corresponding Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal.
The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment. With regard to the Emerging Markets Series, if a majority shareholder of the Master Fund redeems its entire interest in the Master Fund, a majority in interest of the remaining shareholders in the Master Fund must vote to approve the continuing existence of the Master Fund or the Master Fund will be liquidated.

     Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.


                           PRINCIPAL HOLDERS OF SECURITIES


     As of January 31, 1998, the following persons beneficially owned more than 5% of the outstanding securities of each Portfolio: [THESE NUMBERS WILL BE UPDATED IN MARCH]


DFA INTERNATIONAL VALUE PORTFOLIO IV

  Citibank Savings Incentive Plan* 100%
  One Court Square
  Long Island City, NY  11120

EMERGING MARKETS PORTFOLIO II

  Citibank Savings Incentive Plan* 100%
  One Court Square
  Long Island City, NY  11120
  ______________
  *Owner of record only

                                  PURCHASE OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

     The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business. On other days, the Fund will generally be closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

     The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or a Portfolio.


                                 REDEMPTION OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."


     The Fund may suspend redemption privileges or postpone the date of payment:
(1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.



                              TAXATION OF THE PORTFOLIOS

     The following is a summary of some of the federal income tax consequences that may affect each Portfolio. Unless your investment in a Portfolio is through a retirement plan, you should consider the tax implications of investing and consult your own tax adviser.

DISTRIBUTION OF NET INCOME

     Each Portfolio receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Portfolio, constitutes its net investment income from which dividends may be paid to its shareholders. Any distributions by a Portfolio from such income will be taxable to a shareholder as ordinary income, whether they are received in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS

     A Portfolio may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Distributions paid from long-term capital gains realized by a Portfolio will be taxable to shareholders as long-term capital gain, regardless of how long the shares of the Portfolio have been held. Any net short-term or long-term capital gains realized by a Portfolio (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY


     Each Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code (the "Code"). As a regulated investment company, the Portfolios generally pay no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Portfolio as a regulated investment company, if it determines such course of action to be beneficial to shareholders. In such case, a Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as ordinary dividend income to the extent of a Portfolio's available earnings and profits.


EXCISE TAX DISTRIBUTION REQUIREMENT


     The Code requires a Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each Portfolio intends to declare and pay sufficient dividends in December (or January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.


EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

     Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by a Portfolio. Similarly, foreign exchange losses realized by a Portfolio on the sale of debt instruments are generally treated as ordinary losses by such Portfolio. These gains when distributed will be taxable to shareholders as ordinary dividends, and any losses will reduce a Portfolio's ordinary income otherwise available for distribution to shareholders. This treatment could increase or reduce a Portfolio's ordinary income distributions to shareholders, and may cause some or all of a Portfolio's previously distributed income to be classified as a return of capital.

     A Portfolio which invests in foreign securities may be subject to foreign withholding taxes on income from certain of their foreign securities. If more than 50% in value of the total assets of a Portfolio are invested in securities of foreign corporations, such Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by such Portfolio. If this election is made, shareholders will be required to include in their gross income their pro rata share of foreign taxes paid by the Portfolio. However, shareholders will be entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. federal income tax, subject to certain limitations under the Code.

DIVIDENDS RECEIVED DEDUCTION

     Portfolios which will receive virtually all their net investment income from the receipt of interest income or from investments in foreign securities are not expected to make distributions eligible for the dividends received deduction for corporations. In the case of the other Portfolios, dividends from net investment income will generally qualify in part for the corporate dividends received deduction, but the portion of dividends so qualified depends on the aggregate qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

REDEMPTION OF PORTFOLIO SHARES

     Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder to recognize a gain or loss. If a shareholder holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares.

     All or a portion of any loss that a shareholder realizes upon the redemption of a Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to the shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS

     Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Portfolio. Investments in GNMA/FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

COMPLEX SECURITIES

     A Portfolio or Master Fund may invest in complex securities and such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains or losses recognized by a Portfolio or Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio or Master Fund, defer a Portfolio's or a Master Fund's ability to recognize losses, and, in limited cases, subject the Portfolio or Master Fund to U.S. federal income tax on income from certain of its foreign investments. In turn, these rules may affect the amount, timing or character of the income distributed to a shareholder by a Portfolio or Master Fund.

OTHER SPECIAL RULES APPLICABLE TO FEEDER PORTFOLIOS WHICH INVEST IN MASTER FUNDS

     A Feeder Portfolio which invests in a Master Fund may be subject to certain special rules depending on whether the Master Fund in which such Portfolio invests is taxable as a registered investment company ("RIC") or as a partnership under the Code. For example, Portfolios which invest in RIC Master Funds will not be permitted to passthrough foreign withholding taxes paid by such Master Funds to such Portfolio's shareholders. These special rules may affect the amount, timing or character of the income distributed to shareholders of such Portfolios.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS

    The Portfolios will inform shareholders of the amount and character of distributions at the time they are paid, and will advise shareholders of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. Shareholders who have not held shares of a Portfolio a full year may have designated and distributed to them as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of their investment in the Portfolio.

                           CALCULATION OF PERFORMANCE DATA


     The Portfolios and the Master Funds may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period, the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return are computed in accordance with SEC Guidelines and are presented whenever any non-standard quotations are disseminated. Non-standardized total return quotations may differ from the SEC Guideline computations by covering different time periods and excluding deduction of reimbursement fees charged to investors and paid to the Emerging Markets Portfolio II, which would otherwise reduce return quotations. In all cases, disclosures are made when performance quotations differ from the SEC Guidelines. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders of the Portfolios for the fiscal year ended November 30, 1998, contains additional performance information. A copy of the annual report is available upon request and without charge.


     Rates of return expressed as a percentage of U.S. dollars will reflect applicable currency exchange rates at the beginning and ending dates of the investment periods presented. The return expressed in terms of U.S. dollars is the return one would achieve by investing dollars in the Portfolio at the beginning of the period and liquidating the investment in dollars at the end of the period. Hence, the return expressed as a percentage of U.S. dollars combines the investment performance of the Portfolio (and its corresponding Master Fund) as well as the performance of the local currency or currencies of the Portfolio.


     Quotations of the annualized percentage total returns for each Portfolio for the one-, five-, and ten-year periods ending November 30, 1998 are set forth in the prospectus. Such quotations use the standardized method of calculation required by the SEC, which is net of the cost of any current reimbursement fee charged to investors.


     For purposes of calculating the performance of a Portfolio, the performance of its corresponding Master Fund will be utilized for the period prior to when the Portfolio commenced operations, and, if applicable, restated to reflect the Portfolio's fees and expenses. As the following formula indicates, each Portfolio and Master Fund determines its annualized total return by finding the annualized total return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation also assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the SEC formula:

        n
P(1 + T)   = ERV
where:

     P   = a hypothetical initial payment of $1,000
     T   = annualized compound rate of return
     n   = number of years
     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of the one-, five- and ten-year periods (or fractional portion thereof).


     In addition to the standardized method of calculating performance required by the SEC, the Portfolios and the Master Funds may disseminate other performance data and may advertise total return calculated on a monthly basis.


     The Portfolios may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolios may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolios or to the Advisor, should be considered in light of a Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.


                                FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP (formerly Coopers & Lybrand, L.L.P.), 2400 Eleven Penn Center, Philadelphia, PA 19103, are the Fund's independent accountants. They audit the Fund's financial statements. The audited financial statements and financial highlights of the Portfolios for the fiscal year ended ___________, as set forth in the Fund's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

     The audited financial statements of the International Value Series and Emerging Markets Series for the Trust's fiscal year ended ___________, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

     A shareholder may obtain a copy of the reports upon request and without charge, by contacting the Fund at the address or telephone number appearing on the cover of this SAI.